                                           ------------------------------------
                                           OMB APPROVAL
                                           OMB Number: 3235-0570
                                           Expires: November 30, 2005
                                           Estimated average burden
                                           hours per response. . . . . . . 5.0
                                           ------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6526

                               THE COVENTRY GROUP
               (Exact name of registrant as specified in charter)

                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                    (Address of principal executive offices)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-766-8938

                     Date of fiscal year end: March 31, 2004

                  Date of reporting period: September 30, 2003

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                       S E M I - A N N U A L   R E P O R T

                                   1ST SOURCE
                              [MONOGRAM FUNDS LOGO}



                               Semi-Annual Report
                               September 30, 2003

TABLE OF CONTENTS

1ST SOURCE MONOGRAM FUNDS
SEMI-ANNUAL REPORT--SEPTEMBER 30, 2003


Letter from the Investment Advisor.....................    1
Income Equity Fund.....................................    3
Diversified Equity Fund................................    9
Special Equity Fund....................................   15
Income Fund............................................   21
Long/Short Fund........................................   27
Notes to Financial Statements..........................   31

LETTER FROM THE INVESTMENT ADVISOR

DEAR INVESTOR:

We are pleased to present this report for the six-month period ended September 30, 2003. The economy during this period showed signs of strength, and the stock market rallied as a result. Fixed-income securities gained early in the period and then lost ground.

The economy benefited early in the period from ongoing strength in consumer spending. Consumers continued to take advantage of historically low mortgage rates, which allowed homeowners to refinance home loans and free up cash. Much of that capital went toward purchases of large items such as automobiles, helping support the economy. Mortgage-refinancing activity slowed as rates rose dramatically during the second half of the period.

Corporations took advantage of low interest rates to clean up debt-heavy balance sheets. Meanwhile, corporate spending showed signs that it might recover from the very low levels it had reached in recent years. Data during the spring indicated that corporations were gradually increasing spending on technology and in other areas. The Federal Reserve Board (the "Fed") lowered short-term interest rates in late June from 1.25% to 1.00%. That move was designed to stimulate the economy and prevent deflation--a destructive economic environment characterized by falling prices.

STOCKS SURGE ON SIGNS OF AN ECONOMIC RECOVERY

Stocks staged a strong rally during the six-month period. Investors were encouraged by the potential for an economic recovery and by healthy corporate earnings, which were driven primarily by corporations' cost-cutting measures. Technology stocks and other cyclical sectors led the market, as investors moved money into market segments that were likely to benefit from an improving economy.

Small-cap stocks outperformed larger shares, continuing a trend of recent years. Small companies benefited from their strong earnings relative to larger firms, and investors also favored small caps for their lower exposure to litigation and corporate-governance problems. Commodity-related stocks performed well for several reasons, including firmer prices and investors' expectations late in the period that inflation might increase. Dividend-yielding stocks also showed solid gains. Investors seeking income shifted funds from low-yielding fixed-income securities to stocks that offered high payouts, and tax rules also changed in favor of dividend income. Growth stocks outperformed value shares by a small margin during the period.

RATES FALL, AND THEN RISE

Interest rates fell during the first half of the period, as investors anticipated low inflation and further interest-rate cuts by the Federal Reserve. Those falling rates boosted prices on Treasury and agency bonds as well as corporate issues. Investors favored corporate bonds for the high yields they offered relative to government securities. Corporate bonds also benefited from expectations for an improving economy. Mortgage-backed issues suffered due to record levels of refinancing activity that increased pre-payments.

Yields rose dramatically during the second half of the period. Investors sold bonds in the belief that the Federal Reserve would not lower short-term interest rates further. Bonds in general also became less attractive due to signs of an economic recovery that might lead to higher inflation. What's more, the stock market's

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-766-8938 OR VISIT OUR WEBSITE AT www.1stsrce.com.

rebound encouraged investors to favor equities over bonds. Mortgage-backed securities benefited from lower refinancing activity during the second half of the period, helping them outperform government bonds. Lower-quality corporate bonds also performed relatively well during that time, as investors became more sanguine about the prospects for firms with weak balance sheets.

LOOKING AHEAD

Valuations are relatively high in some sectors of the stock market, indicating that investors expect strong economic growth. Meanwhile, however, we expect the economy to continue to grow modestly during the coming months. Economic growth could be restrained if consumer spending declines due to the slowdown in mortgage refinancing. Moreover, tensions in the Middle East, weak insider stock purchasing and ongoing corporate-governance issues are likely to weigh on investor confidence. In addition, policy debates during the presidential-election year could significantly affect industries such as health care. Those factors most likely will create further market volatility. We believe corporations in that environment must earn higher stock prices by increasing profits. Skilled stock picking therefore will be essential to providing good returns in the stock market.

We believe the 20-year bull market in Treasury bonds may be coming to an end. The Federal Reserve probably will continue to pursue policies that lead to low short-term interest rates, providing an anchor for yields on short-term bonds. A number of factors are likely to increase yields on longer-term bonds, however. Long-term bonds' yields are driven primarily by investors' expectations for inflation. Money supply growth during recent years, a weaker dollar and rising commodity prices increase the likelihood for greater inflation, and therefore could lead to higher yields on long-term bonds.

We at the Monogram Funds will continue to practice the conservative asset-management strategies that have benefited shareholders through a number of market cycles. We will continue to analyze global economic trends and industry conditions in order to select the optimal securities for our Funds' portfolios. And we continue to believe that diversification among a variety of stocks and bonds is the best approach for building financial security--especially given the volatility of today's financial markets.

Thank you for your continued confidence in the Monogram Funds. We look forward to providing you with investment management services in the months and years to come. If you have any questions or require assistance, please do not hesitate to contact your account representative or to call the Monogram Funds directly at 1-800-766-8938.

Sincerely,


Ralph C. Shive, CFA
Paul Gifford, CFA
Kevin A. Carey, CFA
Jason Cooper



     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-766-8938 OR VISIT OUR WEBSITE AT www.1stsrce.com.

1ST SOURCE MONOGRAM FUNDS

INCOME EQUITY FUND
RALPH C. SHIVE, CFA

Q. HOW DID THE INCOME EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK INDEX FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003?

A. The Fund's total return was 20.29%. That compared to a 19.70% return for the Russell 1000 Value Index1, and a 17.54% return for the Lipper Equity Income Funds Index(1).

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

A. The Fund benefited from a rebound in the overall stock market. Investors in the spring were encouraged by signs that the economy was improving, and moved money from fixed-income securities into stocks. We decided early in the period to reduce the Fund's cash stake in favor of equities, and that move helped the Fund benefit from the stock market's rally.

     This Fund's performance relative to the benchmark benefited from its investments in cyclical stocks. Such shares performed well due to investors' expectations that the economy would improve going forward. The Fund's relative returns particularly benefited from our overweight position in industrial stocks such as shares of chemicals firms and paper companies. Those investments also helped the Fund achieve its objective of providing shareholders a strong level of current income. The Fund's overweight stake in energy shares also boosted relative performance.

     The Fund's underweight position in financial-services stocks throughout the period helped relative returns. Stocks in that sector performed well early in the period, but lost ground as rising interest rates threatened to cut into profits in that sector. We also held an underweight position in technology shares throughout the period, because many technology companies did not meet the dividend and valuation criteria we require for this Fund. Technology stocks performed well during the period, so the Fund's underweight position in that sector hurt returns relative to the benchmark.







     (1) The Russell 1000 Value Index tracks the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. The Lipper Equity Income Funds Index consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying securities.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-766-8938 OR VISIT OUR WEBSITE AT www.1stsrce.com.
                                       3

1ST SOURCE MONOGRAM FUNDS                     SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                SEPTEMBER 30, 2003 (UNAUDITED)

COMMON STOCKS--85.2%

SECURITY DESCRIPTION                   SHARES     VALUE ($)
--------------------                   ------     ---------
BASIC MATERIALS - 15.0%
Allegheny Technologies, Inc........     90,000      589,500
Carpenter Technology Corp..........     45,000      964,800
Dow Chemical Co....................     31,000    1,008,740
Eastman Chemical Co................     20,000      670,000
NL Industries, Inc.................     28,900      470,203
Olin Corp..........................     45,000      711,900
Plum Creek Timber Co, Inc..........     20,000      508,800
PolyOne Corp.......................    110,000      432,300
Potash Corp. of
   Saskatchewan, Inc...............     14,000      987,700
RPM, Inc...........................     60,000      783,600
Schulman, Inc......................     40,000      634,400
Sherwin-Williams Co................     30,000      882,300
Temple-Inland, Inc.................     18,000      873,900
                                                 ----------
                                                  9,518,143
                                                 ----------
COMMUNICATIONS - 6.0%
Andrew Corp. (b)...................     49,000      602,210
Belo Corp., Series A...............     42,000    1,018,500
Harris Corp........................     30,000    1,073,700
Tribune Co.........................     23,000    1,055,700
                                                 ----------
                                                  3,750,110
                                                 ----------
CONSUMER CYCLICAL - 6.9%
Brown Shoe Company, Inc............     27,600      874,920
Grainger (W.W.), Inc...............     25,000    1,188,750
Longs Drug Stores Corp.............     60,000    1,207,800
Newell Rubbermaid, Inc.............     28,000      606,760
Sabre Holdings Corp................     20,000      429,800
                                                 ----------
                                                  4,308,030
                                                 ----------
CONSUMER NON-CYCLICAL - 8.5%
Archer-Daniels-Midland Co..........     75,000      983,250
Avon Products, Inc.................     15,000      968,400
H.J. Heinz Co......................     27,000      925,560
Kimberly-Clark Corp................     10,000      513,200
McKesson Corp......................     35,000    1,165,150
Supervalu, Inc.....................     33,000      787,380
                                                 ----------
                                                  5,342,940
                                                 ----------
ENERGY - 11.4%
Anadarko Petroleum Corp............     31,000    1,294,560
ConocoPhillips.....................     10,000      547,500
EL Paso Corp.......................     25,000      182,500
GlobalSantaFe Corp.................     38,000      910,100
Halliburton Co.....................     33,000      800,250
Hugoton Royalty Trust..............     16,000      299,840
Marathon Oil Corp..................     45,000    1,282,500
Unocal Corp........................     30,000      945,600
Williams Cos., Inc.................     95,000      894,900
                                                 ----------
                                                  7,157,750
                                                 ----------
FINANCIAL - 6.5%
Hospitality Properties Trust.......     14,100      494,628
Keycorp............................     28,000      715,960
Lincoln National Corp..............     25,000      884,500
Old National Bancorp...............     27,535      615,407

COMMON STOCKS, CONTINUED

SECURITY DESCRIPTION                   SHARES     VALUE ($)
--------------------                   ------     ---------



St. Paul Cos.......................     22,000      814,660
Thornburg Mortgage, Inc............     21,300      539,529
                                                 ----------
                                                  4,064,684
                                                 ----------
HEALTH CARE - 6.1%
Abbott Laboratories................     21,000      893,550
Bristol-Myers Squibb Co............     24,000      615,840
Medco Health Solutions, Inc. (b)...     27,532      713,905
Merck & Co., Inc...................     21,000    1,063,020
Sunrise Assisted Living, Inc. (b)..     20,000      524,600
                                                 ----------
                                                  3,810,915
                                                 ----------
INDUSTRIALS - 15.7%
Avnet, Inc. (b)....................     38,000      627,760
Emerson Electric Co................     14,000      737,100
Esterline Technologies Corp. (b)...     24,000      462,960
Gencorp, Inc.......................     55,800      499,410
Honeywell International, Inc.......     40,000    1,054,000
Pall Corp..........................     40,000      897,600
Parker-Hannifin Corp...............     24,000    1,072,800
Raytheon Co........................     30,000      840,000
Regal-Beloit Corp..................     17,100      348,840
Ryder System, Inc..................     29,000      850,280
Sonoco Products Co.................     50,000    1,097,500
Stewart & Stevenson Services, Inc..     53,000      796,060
Waste Management, Inc..............     25,000      654,250
                                                 ----------
                                                  9,938,560
                                                 ----------
TECHNOLOGY - 4.3%
Diebold, Inc.......................     25,000    1,266,250
Electronic Data Systems Corp.......     40,000      808,000
Hewlett-Packard Co.................     32,000      619,520
                                                 ----------
                                                  2,693,770
                                                 ----------
UTILITIES - 4.8%
American Electric Power............     29,000      870,000
Centerpoint Energy, Inc............     70,000      641,900
NiSource, Inc......................     45,000      899,100
Southwest Gas Corp.................     25,900      587,930
                                                 ----------
                                                  2,998,930
                                                 ----------
TOTAL COMMON STOCKS................              53,583,832
                                                 ----------

PREFERRED STOCKS-3.2%

CONSUMER CYCLICALS - 1.0%
Ford Capital Trust II..............     15,000      649,650
                                                 ----------
ENERGY - 1.0%
El Paso Corp.......................     21,000      608,790
                                                 ----------
HEALTH CARE - 1.2%
Baxter International, Inc..........     14,000      737,100
                                                 ----------
TOTAL PREFERRED STOCKS.............               1,995,540
                                                 ----------

                                   Continued
                                       4

1ST SOURCE MONOGRAM FUNDS                     SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                SEPTEMBER 30, 2003 (UNAUDITED)

CONVERTIBLE BONDS--2.3%
                                     PRINCIPAL
SECURITY DESCRIPTION                 AMOUNT ($)   VALUE ($)
--------------------                 ----------   ---------

HEALTH CARE - 2.3%
Ivax Corp., 5.50%, 5/15/07.........    900,000      918,000
Sunrise Assisted Living, Inc.,
   5.25%, 2/1/09...................    500,000      500,625
                                                 ----------
TOTAL CONVERTIBLE BONDS............               1,418,625


INVESTMENT COMPANIES-9.3%

SECURITY DESCRIPTION                   SHARES     VALUE ($)
--------------------                   ------     ---------

Fifth Third Prime
   Money Market Fund...............  5,838,434    5,838,434
                                                 ----------
TOTAL INVESTMENT COMPANIES.........               5,838,434
                                                 ----------
TOTAL INVESTMENTS
(COST $58,268,447) (a)   -   100.0%              62,836,431
                                                 ==========

Percentages indicated are based on net assets of $62,890,251.
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation of securities as follows:

    Unrealized appreciation.................  $7,379,762
    Unrealized depreciation.................  (2,811,778)
                                              ----------
      Net unrealized appreciation..........   $4,567,984
                                              ==========

(b) Represents non-income producing security.
ADR - American Depositary Receipt

                        See notes to financial statements

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003 (UNAUDITED)

ASSETS:
Investments, at value (cost $58,268,447)....    $62,836,431
Interest and dividends receivable...........        106,849
Prepaid expenses ...........................          7,861
                                                -----------
  TOTAL ASSETS..............................     62,951,141
                                                -----------
LIABILITIES:
Accrued expenses and other payables:
   Investment advisory ........          $41,988
   Administration .............            1,716
   Other.......................           17,186
                                         -------
   TOTAL LIABILITIES........................         60,890
                                                -----------

NET ASSETS..................................    $62,890,251
                                                ===========

COMPOSITION OF NET ASSETS:
Capital.....................................    $57,684,054
Accumulated net investment income...........         44,265
Accumulated net realized gains
  from investment transactions..............        593,948
Unrealized appreciation (depreciation)
  from investments .........................      4,567,984
                                                -----------

NET ASSETS..................................    $62,890,251
                                                ===========

Shares Outstanding (par value $0.01,
unlimited number of authorized shares)......      5,940,524
                                                ===========

Net Asset Value and Redemption
   Price per share..........................         $10.59
                                                ===========

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)

INVESTMENT INCOME:
Interest ...................................       $40,575
Dividend ...................................       794,818
                                               -----------
 TOTAL INVESTMENT INCOME:...................       835,393

EXPENSES:
  Investment advisory..........         $239,749
  Administration................          59,938
  Distribution..................          74,921
  Accounting....................          12,778
  Custodian.....................           2,909
  Transfer agent................          11,639
  Trustee.......................           1,806
  Other ........................          30,389
                                       ---------
    Total expenses before fee reductions....       434,129
    Distribution fees voluntarily reduced...       (74,921)
                                               -----------
    NET EXPENSES............................       359,208
                                               -----------
NET INVESTMENT INCOME ......................       476,185
                                               -----------

NET REALIZED/UNREALIZED GAINS
   FROM INVESTMENTS:
Realized gains from
   investment transactions..................       944,645
Change in unrealized appreciation
   (depreciation) from investments..........     9,077,347
                                               -----------
Net realized/unrealized gains
   from investments.........................    10,021,992
                                               -----------
CHANGE IN NET ASSETS RESULTING
   FROM OPERATIONS..........................   $10,498,177
                                               ===========

                       See notes to financial statements.
                                        6

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  FOR THE SIX
                                                                                  MONTHS ENDED            FOR THE YEAR ENDED
                                                                               SEPTEMBER 30, 2003             MARCH 31,
                                                                                   (UNAUDITED)                   2003
                                                                               ------------------         -------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ..................................................          $476,185                   $967,660
   Realized gains (losses) from investment transactions....................           944,645                   (356,354)
   Change in unrealized appreciation (depreciation) from investments.......         9,077,347                (13,333,146)
                                                                                  -----------                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.............................        10,498,177                (12,721,840)
                                                                                  -----------                -----------
DISTRIBUTIONS:
   From net investment income..............................................          (450,856)                  (965,688)
   From net realized gains.................................................                 -                   (473,517)
                                                                                  -----------                -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS........................          (450,856)                (1,439,205)
                                                                                  -----------                -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued.............................................         5,751,505                 22,935,710
   Dividends reinvested....................................................           405,521                  1,325,327
   Cost of shares redeemed.................................................        (5,717,088)               (14,677,688)
                                                                                  -----------                -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.......................           439,938                  9,583,349
                                                                                  -----------                -----------
CHANGE IN NET ASSETS.......................................................        10,487,259                 (4,577,696)

NET ASSETS:
   Beginning of period.....................................................        52,402,992                 56,980,688
                                                                                  -----------                -----------
   End of period...........................................................       $62,890,251                $52,402,992
                                                                                  ===========                ===========

SHARE TRANSACTIONS:
   Issued..................................................................           574,191                  2,315,014
   Reinvested .............................................................            39,569                    137,900
   Redeemed................................................................          (581,140)                (1,505,994)
                                                                                  -----------                -----------
CHANGE IN SHARES...........................................................            32,620                    946,920
                                                                                  ===========                ===========


                       See notes to financial statements.
                                       7

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                      FOR THE SIX MONTHS
                                      ENDED SEPTEMBER 30,   FOR THE YEARS ENDED MARCH 31,      FOR THE NINE
                                             2003        ----------------------------------    MONTHS ENDED    FOR THE YEAR ENDED
                                          (UNAUDITED)     2003      2002      2001     2000  MARCH 31, 1999 (a)   JUNE 30, 1998
                                          -----------    ------    ------    ------   -----  ------------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD......   $8.87       $11.49    $10.87    $10.77   $11.00       $12.60           $12.28
INVESTMENT ACTIVITIES:
  Net investment income gains ............    0.09         0.18      0.17      0.17     0.25         0.20             0.27
  Net realized and unrealized
     (losses) from investments ...........    1.71        (2.53)     1.07      1.03     0.94        (0.26)            1.79
   Total from investment activities.......    1.80        (2.35)     1.24      1.20     1.19        (0.06)            2.06

DISTRIBUTIONS
  Net investment income...................   (0.08)       (0.18)    (0.17)    (0.19)   (0.26)       (0.20)           (0.27)
  Net realized gains......................     -          (0.09)    (0.45)    (0.91)   (1.16)       (1.34)           (1.47)
  Total Distributions.....................   (0.08)       (0.27)    (0.62)    (1.10)   (1.42)       (1.54)           (1.74)

Net Asset Value, End of Period............  $10.59        $8.87    $11.49    $10.87   $10.77       $11.00           $12.60

TOTAL RETURN..............................   20.29%(b)   (20.66%)   11.97%    11.51%   11.35%        0.04%(b)        18.15%

RATIOS/SUPPLEMENTARY DATA:................
Net Assets at end of period (000)......... $62,890      $52,403   $56,981   $47,104  $46,967      $50,903          $52,450
Ratio of expenses to average net assets...    1.19%(c)     1.22%     1.20%     1.18%    1.18%        1.21%(c)         1.21%
Ratio of net investment income to
  average net assets......................    1.58%(c)     1.82%     1.58%     1.64%    2.18%        2.29%(c)         2.16%
Ratio of expenses to average
  net assets (d)..........................    1.44%(c)     1.47%     1.45%     1.43%    1.43%        1.46%(c)         1.46%
Portfolio turnover........................      12%          18%       32%       42%      47%          34%              70%

(a) Subsequent to the annual report as of June 30, 1998, the Fund changed its fiscal year end to March 31.
(b) Not Annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

DIVERSIFIED EQUITY FUND
KEVIN CAREY, PORTFOLIO MANAGER

Q. HOW DID THE DIVERSIFIED EQUITY FUND PERFORM DURING THE SIX MONTHS THROUGH SEPTEMBER 30, 2003?

A. The Fund delivered a 14.87% total return. That compared to a 18.45% total return for the S&P 500 Index(1), the Fund's benchmark.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

A. The Fund performed well in absolute terms, as the stock market rebounded significantly during the period. The Fund's relative performance was hurt by the portfolio's large-cap bias as shares of small- and mid-cap companies outperformed the large-cap sector during the period. The Fund also was hurt by its underweight position in the technology sector early in the period. Such stocks posted solid returns as investors anticipated strong earnings and revenue growth. The Fund also had an overweight position in cyclical and non-cyclical consumer stocks, which performed poorly as consumer spending fell.

     The Fund made up considerable ground later in the period, outperforming the S&P 500 index by one percentage point during the second half of the six-month period. We boosted the Fund's weighting in technology and communications to neutral with the benchmark. We also reduced our position in consumer stocks to neutral. Both of these moves benefited relative performance during the latter half of the period.





     (1) The S&P 500 Stock Index generally reflects the performance of the U.S. stock market as a whole.This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-766-8938 OR VISIT OUR WEBSITE AT www.1stsrce.com.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
DIVERSIFIED EQUITY FUND                           SEPTEMBER 30, 2003 (UNAUDITED)

COMMON STOCKS--91.8%

SECURITY DESCRIPTION                 SHARES      VALUE ($)
--------------------                 ------      ---------
BASIC MATERIALS - 1.4%
Praxair, Inc.......................      8,000      495,600
                                                 ----------
COMMUNICATIONS - 6.5%
Cisco Systems, Inc. (b)............     52,000    1,016,080
Comcast Corp. Special Class A (b)..      8,000      236,320
Ebay, Inc. (b).....................      2,000      106,600
McGraw-Hill Cos., Inc..............      6,700      416,271
Nokia Corp. ADR....................     20,000      312,000
VeriSign, Inc. (b).................     12,500      168,375
                                                 ----------
                                                  2,255,646
                                                 ----------
CONSUMER CYCLICAL  - 12.8%
Brinker International, Inc. (b)....     12,000      400,320
Darden Restaurants, Inc............     12,000      228,000
Harley-Davidson, Inc...............      4,150      200,030
Home Depot, Inc....................     16,050      511,193
Kohl's Corp. (b)...................     13,000      695,500
McDonald's Corp....................     16,200      381,348
Starbucks Corp. (b)................     10,500      302,400
Wal-Mart Stores, Inc...............     22,800    1,273,380
Walgreen Co........................      5,000      153,200
Whirlpool Corp.....................      5,000      338,850
                                                 ----------
                                                  4,484,221
                                                 ----------
CONSUMER NON-CYCLICAL - 4.4%
General Mills, Inc.................      3,400      160,038
Pepsico, Inc.......................     18,000      824,940
Procter & Gamble Co................      6,000      556,920
                                                 ----------
                                                  1,541,898
                                                 ----------
ENERGY  - 5.8%
Apache Corp........................      6,000      416,040
BP Amoco PLC, ADR..................      7,000      294,700
Burlington Resources, Inc..........      8,000      385,600
Exxon Mobil Corp...................     15,000      549,000
Valero Energy Corp.................     10,000      382,700
                                                 ----------
                                                  2,028,040
                                                 ----------
FINANCIAL  - 16.9%
American Express Co................      5,900      265,854
American International Group, Inc..     11,500      663,550
Bank of America Corp...............      6,000      468,240
Citigroup, Inc.....................      8,600      391,386
Everest Re Group Ltd...............      5,600      420,896
Fannie Mae.........................      4,000      280,800
Fifth Third Bancorp................     10,000      552,700
FirstMerit Corp....................     10,000      247,400
Freddie Mac........................      5,000      261,750
Hartford Financial Services Group..      5,200      273,676
J.P. Morgan Chase & Co.............     16,000      549,280

COMMON STOCKS, CONTINUED

SECURITY DESCRIPTION                 SHARES      VALUE ($)
--------------------                 ------      ---------

MetLife, Inc.......................     11,700      328,185
Schwab (Charles) Corp..............     25,000      297,750
Sovereign Bancorp, Inc.............     12,500      231,875
Wells Fargo & Co...................     13,400      690,100
                                                 ----------
                                                  5,923,442
                                                 ----------
HEALTH CARE  - 21.9%
Amgen, Inc. (b)....................      5,000      322,850
Baxter International, Inc..........     20,000      581,200
Biogen, Inc. (b)...................      7,000      267,610
Biovail Corp. (b)..................     10,000      371,500
Boston Scientific Corp. (b)........      9,000      574,200
Dentsply International.............      5,875      263,435
Eli Lilly & Co.....................      8,000      475,200
Genentech, Inc. (b)................      3,000      240,420
Hillenbrand Industries, Inc........      4,000      225,680
Johnson & Johnson..................     15,000      742,800
King Pharmaceuticals, Inc. (b).....     30,000      454,500
Medtronic, Inc.....................     10,000      469,200
Mylan Laboratories, Inc............      2,000       77,300
Pfizer, Inc........................     25,000      759,499
St. Jude Medical, Inc. (b).........      8,000      430,160
Stryker Corp.......................      4,500      338,895
Universal Health Services,
Inc. (b)...........................      8,000      395,600
Zimmer Holdings, Inc. (b)..........     12,000      661,200
                                                 ----------
                                                  7,651,249
                                                 ----------
INDUSTRIALS  8.6%
3M Co..............................      4,000      276,280
Emerson Electric Co................     10,000      526,500
FedEx Corp.........................      2,500      161,075
General Electric Co................     44,000    1,311,640
Honeywell International, Inc.......      7,500      197,625
United Parcel Service, Inc., Class B     3,300      210,540
United Technologies Corp...........      4,400      340,032
                                                 ----------
                                                  3,023,692
                                                 ----------
TECHNOLOGY  - 12.5%
Automatic Data Processing, Inc.....      9,000      322,650
Dell Computer Corp. (b)............     15,000      500,850
Intel Corp.........................     42,000    1,155,420
Microsoft Corp.....................     60,000    1,667,400
Oracle Corp. (b)...................     43,750      490,875
Texas Instruments, Inc.............     10,000      228,000
                                                 ----------
                                                  4,365,195
                                                 ----------
UTILITIES  - 1.0%
Duke Energy Corp...................     20,000      356,200
                                                 ----------
TOTAL COMMON STOCKS................              32,125,183
                                                 ----------

                                   Continued
                                       10

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
DIVERSIFIED EQUITY FUND                           SEPTEMBER 30, 2003 (UNAUDITED)

INVESTMENT COMPANIES 8.2%

SECURITY DESCRIPTION                 SHARES      VALUE ($)
--------------------                 ------      ---------
Fifth Third Prime
   Money Market Fund...............  2,203,210    2,203,210
I Shares Dow Jones
   U.S. Technology Sector .........     15,500      668,515
                                                 ----------
TOTAL INVESTMENT COMPANIES.........               2,871,725
                                                 ----------
Total Investments
   (COST $33,304,088) (a)   -   100.0%           34,996,908
                                                 ==========

Percentages indicated are based on net assets of $34,969,019.
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation of securities as follows:

        Unrealized appreciation.....................   $3,442,209
        Unrealized depreciation.....................   (1,749,389)
                                                       ----------
        Net unrealized  appreciation.................  $1,692,820
                                                       ==========

(b) Represents non-income producing security.

 ADR - American Depositary Receipt

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS                     SCHEDULE OF PORTFOLIO INVESTMENTS
DIVERSIFIED EQUITY FUND                          SEPTEMBER 30, 2003 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003 (UNAUDITED)

ASSETS:
Investments, at value (cost $33,304,088)....    $34,996,908
Interest and dividends receivable...........         16,050
Prepaid expenses ...........................            850
                                                -----------
  TOTAL ASSETS..............................     35,013,808

LIABILITIES:
Accrued expenses and other payables:
  Investment advisory .........         $28,983
  Administration ..............             962
  Other........................          14,844
                                        -------
  TOTAL LIABILITIES.........................         44,789
                                                -----------
NET ASSETS..................................    $34,969,019
                                               ============

COMPOSITION OF NET ASSETS:
Capital.....................................    $45,507,802
Accumulated net investment loss.............        (36,852)
Accumulated net realized losses
  from investment transactions..............    (12,194,751)
Unrealized appreciation (depreciation)
   from investments.........................      1,692,820
                                                -----------
NET ASSETS..................................    $34,969,019
                                                ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized shares)....      5,588,784
                                                ===========
Net Asset Value and Redemption
  Price per share.........................            $6.26
                                                ===========

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)

INVESTMENT INCOME:
Interest ...................................           $958
Dividend ...................................        202,083
                                                -----------
  TOTAL INVESTMENT INCOME:..................        203,041

EXPENSES:
  Investment advisory .........        $168,272
  Administration ..............          33,994
  Distribution ................          42,493
  Accounting...................           8,482
  Custodian....................           2,967
  Transfer agent...............           9,765
  Trustee......................           1,168
  Other .......................          13,134
                                      ---------
    Total expenses before fee reductions....        280,275
    Distribution fees voluntarily reduced...        (42,493)
                                                -----------
    NET EXPENSES............................        237,782
                                                -----------
NET INVESTMENT LOSS.........................        (34,741)
                                                -----------

NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized losses from
  investment transactions...................       (481,213)
Change in unrealized appreciation
  (depreciation) from investments...........      5,009,081
                                                -----------
Net realized/unrealized gains
  from investments..........................      4,527,868
                                                -----------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................     $4,493,127
                                                ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  FOR THE SIX
                                                                                  MONTHS ENDED            FOR THE YEAR ENDED
                                                                               SEPTEMBER 30, 2003             MARCH 31,
                                                                                   (UNAUDITED)                   2003
                                                                               ------------------         ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment loss.....................................................          $(34,741)                  $(63,308)
   Realized losses from investment transactions............................          (481,213)                (4,717,390)
   Change in unrealized appreciation (depreciation) from investments.......         5,009,081                 (5,018,112)
                                                                                  -----------                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.............................         4,493,127                 (9,798,810)
                                                                                  -----------                -----------

DISTRIBUTIONS:
   From net investment income..............................................            (2,111)                         -
                                                                                  -----------                -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS........................            (2,111)                         -
                                                                                  -----------                -----------

CAPITAL TRANSACTIONS:
   Proceeds from shares issued.............................................         5,336,799                 16,275,853
   Dividends reinvested....................................................             2,020                          -
   Cost of shares redeemed.................................................        (4,916,456)               (17,187,163)
                                                                                  -----------                -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.......................           422,363                   (911,310)
                                                                                  -----------                -----------

CHANGE IN NET ASSETS.......................................................         4,913,379                (10,710,120)

NET ASSETS:
   Beginning of period.....................................................        30,055,640                 40,765,760
                                                                                  -----------                -----------
   End of period...........................................................       $34,969,019                $30,055,640
                                                                                  ===========                ===========
SHARE TRANSACTIONS:
   Issued..................................................................           879,090                  2,730,051
   Reinvested .............................................................               341                          -
   Redeemed................................................................          (805,458)                (2,868,044)
                                                                                  -----------                -----------
CHANGE IN SHARES...........................................................            73,973                   (137,993)
                                                                                  ===========                ===========


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                      FOR THE SIX MONTHS
                                      ENDED SEPTEMBER 30,   FOR THE YEARS ENDED MARCH 31,        FOR THE NINE
                                             2003        -----------------------------------     MONTHS ENDED   FOR THE YEAR ENDED
                                          (UNAUDITED)     2003      2002     2001      2000   MARCH 31, 1999 (a)  JUNE 30, 1998
                                          -----------    ------    ------   ------    ------  ------------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD......   $5.45        $7.21     $7.69    $11.32   $11.26       $13.31           $11.80
INVESTMENT ACTIVITIES:
   Net investment loss....................   (0.01)       (0.01)    (0.01)    (0.02)   (0.03)       (0.02)           (0.02)
   Net realized and unrealized gains
  (losses) from investments ..............    0.82        (1.75)    (0.47)    (2.82)    2.05        (0.11)            3.00
                                           -------      -------   -------   -------  -------      -------          -------
Total from investment activities..........    0.81        (1.76)    (0.48)    (2.84)    2.02        (0.13)            2.98
                                           -------      -------   -------   -------  -------      -------          -------
DISTRIBUTIONS
Net investment income(b)..................    -            -         -        -         -            -                -
Net realized gains........................    -            -         -        (0.79)   (1.96)       (1.92)           (1.47)
                                           -------      -------   -------   -------  -------      -------          -------
Total Distributions.......................    -            -         -        (0.79)   (1.96)       (1.92)           (1.47)
                                           -------      -------   -------   -------  -------      -------          -------

NET ASSET VALUE, END OF PERIOD............   $6.26        $5.45     $7.21     $7.69   $11.32       $11.26           $13.31
                                           =======      =======   =======   =======  =======      =======          =======

TOTAL RETURN .............................   14.87%(c)   (24.41%)   (6.24%)  (26.25%)  19.60%       (0.59%)(c)       27.85%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)......... $34,969      $30,056   $40,766   $45,912  $75,587      $85,361          $98,083
Ratio of expenses to average net assets...    1.39%(d)     1.37%     1.32%     1.22%    1.33%        1.43%(d)         1.48%
Ratio of net investment loss to
   average net assets.....................   (0.20%)(d)   (0.19%)   (0.17%)   (0.22%)  (0.28%)      (0.24%)(d)       (0.18%)
Ratio of expenses to average
   net assets (e).........................    1.64%(d)     1.62%     1.57%     1.66%    1.62%        1.68%(d)         1.73%
Portfolio turnover........................      18%          80%       68%       29%     104%         108%              95%

(a) Subsequent to the annual report as of June 30, 1998, the Fund changed its fiscal year end to March 31.
(b) Amount is less than $0.005 per share.
(c) Not Annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

SPECIAL EQUITY FUND
MANAGEMENT TEAM

Q.   HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED
     SEPTEMBER 30, 2003?

A. The Fund delivered a 35.81% total return during the period. The Fund's benchmark, the Russell 2000 Index(1), posted a total return of 34.63%.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

A. In absolute terms, the Fund benefited from dramatic gains by small-cap stocks during the period. Investors, anticipating an economic recovery, believed that the potential for relatively high returns among small cap stocks more than compensated for the sector's higher risk.

     The Fund benefited from its overweight position in stocks in the defense and natural resources industries. We believed that increased military spending related to the U.S.-led war in Iraq would benefit companies involved in the defense industry, and such stocks performed well during the period. The war in Iraq and weak supply also has caused oil and gas prices to rise, boosting energy stocks. The Fund also benefited from strong individual stock selection in various sectors. We found attractive opportunities among small-cap stocks that offered solid growth potential.

     A somewhat high cash position dampened the Fund's relative performance during the period. We entered the period with a fairly high cash position after taking profits on some of our holdings, and we continued to hold between 13% and 16% of the Fund's assets in cash during the period. Our goal was to reduce that cash position to between 10% and 11% of assets, but gains by small-cap shares made it difficult to find small-cap stocks trading at attractive valuations.*







     (1)The Russell 2000 Index represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

     *The composition of the Fund's portfolio is subject to change.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-766-8938 OR VISIT OUR WEBSITE AT www.1stsrce.com.
                                       15

1ST SOURCE MONOGRAM FUNDS                     SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                               SEPTEMBER 30, 2003 (UNAUDITED)

COMMON STOCKS--79.1%

SECURITY DESCRIPTION                    SHARES    VALUE ($)
--------------------                    ------    ---------
BASIC MATERIALS - 0.7%
Gibraltar Steel....................     15,900      350,436
                                                -----------
COMMUNICATIONS - 7.4%
Audiovox Corp. (b).................     17,600      222,288
Computer Network
   Technology Corp. (b)............     55,000      477,400
Hypercom Corp. (b).................     29,000      156,310
Internet Security
   Systems, Inc. (b)...............     35,600      445,000
Net.Bank, Inc......................     30,000      373,500
RF Micro Devices, Inc. (b).........     35,300      327,937
Salem Communications
   Corp., Class A (b)..............     15,000      290,850
Secure Computing Corp. (b).........     30,000      350,400
UTStarcom, Inc. (b)................      6,100      194,041
Visual Networks, Inc. (b)..........    100,000      200,000
Watchguard
   Technolgies, Inc. (b)...........    110,500      591,175
Wavecom SA-ADR (b).................     10,000      185,500
                                                -----------
                                                  3,814,401
                                                -----------

CONSUMER CYCLICAL - 8.5%
Alliance Atlantis
Communications Corp. (b)...........     18,000      290,754
Casey's General Stores, Inc........     20,000      280,600
Cash America
   International, Inc..............     20,000      328,000
Fred's, Inc........................     13,500      444,960
Mobile Mini, Inc. (b)..............     24,700      476,463
P.F. Chang's China
   Bistro, Inc. (b)................      8,000      362,800
RC2 Corp. (b)......................     30,400      583,984
Sonic Automotive, Inc..............     20,000      481,200
TBC Corp. (b)......................     27,000      676,350
Tweeter Home
   Entertainment Group, Inc. (b)...     60,000      460,800
                                                -----------
                                                  4,385,911
                                                -----------
CONSUMER NON-CYCLICAL - 7.0%
Caremark Rx, Inc. (b)..............     25,000      565,000
Charles River
   Associates, Inc. (b)............      9,500      271,035
Cross Country
   Healthcare, Inc. (b)............     24,100      339,569
Healthcare Services Group..........     30,000      495,000
Mail-Well, Inc. (b)................     50,000      175,000
Navigant Consulting, Inc. (b)......     25,000      307,750
Right Management
   Consultants, Inc. (b)...........     18,000      325,440
SFBC International, Inc. (b).......     20,000      568,640
Source Information
   Management Co. (b)..............     60,000      564,000
                                                -----------
                                                  3,611,434
                                                -----------
ENERGY  - 5.2%
Hanover Compressor Co. (b).........     49,600      491,040
Key Energy Services, Inc. (b)......     50,000      482,500

COMMON STOCKS, CONTINUED

SECURITY DESCRIPTION                    SHARES    VALUE ($)
--------------------                    ------    ---------
Penn Virginia Corp.................     13,000      574,600
Spinnaker Exploration Co. (b)......     11,000      264,000
Tidewater, Inc.....................     20,500      580,150
Veritas DGC, Inc. (b)..............     40,000      319,200
                                                -----------
                                                  2,711,490
                                                -----------
FINANCIAL  - 15.6%
Affiliated Managers
   Group, Inc. (b).................      9,000      565,200
Ameritrade Holdings Corp. (b)......     53,000      596,250
BankAtlantic Bancorp, Class B......     40,000      570,000
Doral Financial Corp...............     16,000      752,000
Fidelity National Corp.............     30,000      406,200
First State Bancorp................     20,000      592,200
FirstMerit Corp....................     15,600      385,944
Greater Bay Bancorp................     25,000      520,000
Meadowbrook Insurance
   Group, Inc. (b).................    100,000      413,000
Nara Bancorp, Inc..................     40,000      685,200
Northrim Bancorp, Inc..............     25,000      461,250
Oxford Financial Holdings..........     25,000      175,000
RLI Corp...........................      6,850      225,502
Scottish Annuity &
   Life Holdings...................     25,000      603,750
Trust Co. of New Jersey............     15,000      480,000
Vesta Insurance Group, Inc.........    100,000      234,000
W.R. Berkley Corp..................     13,500      462,510
                                                -----------
                                                  8,128,006
                                                -----------
HEALTH CARE - 12.0%
Able Laboratories, Inc. (b)........     26,700      499,557
Air Methods Corp. (b)..............     60,000      526,800
America Service Group, Inc. (b)....     28,700      602,700
American Pharmaceutical
   Partners, Inc. (b)..............     16,500      517,275
Apria Healthcare Group, Inc. (b)...     20,000      547,600
Bradley Pharmaceuticals, Inc. (b)..     20,600      561,350
Bruker Bioscience Corp (b).........     50,400      221,760
Exactech, Inc. (b).................     38,000      621,300
HealthTronics Surgical
   Services, Inc. (b)..............     21,400      113,420
NMT Medical, Inc. (b)..............     50,000      218,500
Orthodontic Centers
   of America, Inc. (b)............     38,600      304,168
Osteotech, Inc. (b)................     45,000      368,550
Paladin Labs, Inc. (b).............     77,200      299,837
SICOR, Inc. (b)....................     20,000      385,600
Universal Health
   Services, Inc. (b)..............      9,000      445,050
                                                -----------
                                                  6,233,467
                                                -----------
INDUSTRIALS - 11.3%
Allied Defense Group, Inc. (b).....     20,000      422,200
Armor Holdings, Inc. Delaware (b)..     30,500      510,875
Bennett Evnironmental, Inc. (b)....     43,300      733,935
BW Technologies Ltd. (b)...........     30,000      499,350
Engineered Support
   Systems, Inc....................      5,700      344,850

                                   Continued

1ST SOURCE MONOGRAM FUNDS                     SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                               SEPTEMBER 30, 2003 (UNAUDITED)

COMMON STOCKS, CONTINUED

SECURITY DESCRIPTION                    SHARES    VALUE ($)
--------------------                    ------    ---------
Osi Systems, Inc. (b)..............     25,000      432,500
Sanmina-SCI Corp. (b)..............     58,000      562,600
Stericycle, Inc. (b)...............     10,000      471,700
Stewart & Stevenson
   Services, Inc...................     27,700      416,054
The Keith Cos., Inc. (b)...........     18,000      221,940
Titan Corp. (b)....................     32,300      673,132
United Defense
   Industries, Inc. (b)............     20,000      567,800
                                                -----------
                                                  5,856,936
                                                -----------
TECHNOLOGY - 10.2%
Aspen Technology, Inc. (b).........     80,000      312,000
Ciber, Inc. (b)....................     60,000      456,000
Datatec Systems, Inc. (b)..........    100,000      115,000
Dendrite International, Inc. (b)...     40,000      607,600
Diodes, Inc. (b)...................     17,400      358,266
Mad Catz Interactive, Inc. (b).....    262,500      199,500
Neoware Systems, Inc. (b)..........     31,900      544,533
Novell, Inc. (b)...................     80,000      426,400
Nyfix, Inc. (b)....................     40,000      224,000
Parametric Technology Corp. (b)....     89,000      277,680
Quality Systems (b)................     10,200      410,040
Quantum Corp. (b)..................     60,000      184,800
Richardson Electronics Ltd.........     46,700      495,020
Scansoft, Inc. (b).................     75,900      318,021
SimpleTech, Inc. (b)...............     51,100      365,876
                                                -----------
                                                  5,294,736
                                                -----------
UTILITIES - 1.2%
Alliant Energy Corp................     12,000      264,000
Southwest Water Co.................     25,000      351,750
                                                -----------
                                                    615,750
                                                -----------
TOTAL COMMON STOCKS................              41,002,567
                                                -----------

CORPORATE BONDS-2.1%

                                      PRINCIPAL
SECURITY DESCRIPTION                  AMOUNT ($)   VALUE ($)
--------------------                  ----------   --------
CONSUMER GOODS & SERVICES - 0.4%
Unilever Capital, 6.75%, 11/1/03, .    200,000      200,841
                                                -----------

FINANCIAL  - 0.4%
Caterpillar Financial
   Services Corp., 6.09%, 3/1/04...    200,000      204,017
                                                -----------

RETAIL  - 1.0%
Nike, Inc., 6.375%, 12/1/03........    500,000      503,635
                                                -----------

UTILITIES - 0.3%
Baltimore Gas & Electric,
   5.50%, 4/15/04..................    176,000      180,087
                                                -----------
TOTAL CORPORATE BONDS..............               1,088,580
                                                -----------

INVESTMENT COMPANIES-18.3%

SECURITY DESCRIPTION                    SHARES     VALUE ($)
--------------------                  ----------   --------
AMEX Technology Select
   Sector SPDR Fund................     50,700      926,796
Fifth Third Prime
   Money Market Fund...............  5,382,574    5,382,573
iShares Russell 2000...............     16,650    1,614,551
iShares Russell 2000 Growth........     30,000    1,575,600
                                                -----------
TOTAL INVESTMENT COMPANIES.........               9,499,520
                                                -----------
Total  Investments
   (COST $40,443,474) (a)--99.5%....             51,590,667
                                                ===========

Percentages indicated are based on net assets of $51,858,137.
(a) Represents cost for financial reporting purposes and differs fromvalue by unrealized appreciation of securities as follows:

        Unrealized appreciation....      $ 12,771,005
        Unrealized depreciation....        (1,623,812)
                                         ------------
        Net unrealized appreciation      $ 11,147,193
                                         ============

(b)  Represents non-income producing security.

ADR - American Depositary Receipt.

                       See notes to financial statements.
                                       17

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003 (UNAUDITED)


ASSETS:
Investments, at value (cost $40,443,474)....    $51,590,667
Interest and dividends receivable...........         37,339
Receivable for capital shares issued........        195,839
Receivable for investments sold.............        151,829
Prepaid expenses ...........................          7,568
                                                -----------
  TOTAL ASSETS..............................     51,983,242

LIABILITIES:
Payable for investments
  purchased....................        $67,976
Accrued expenses and other payables:
  Investment advisory .........         34,773
  Administration ..............          1,415
  Other........................         20,941
                                       --------
  TOTAL LIABILITIES.........................        125,105
                                                -----------
NET ASSETS.........................             $51,858,137
                                                ===========
COMPOSITION OF NET ASSETS:
Capital.....................................    $44,787,923
Accumulated net investment loss.............       (165,431)
Accumulated net realized losses
  from investment and option transactions...     (3,911,548)
Unrealized appreciation (depreciation)
  from investments..........................     11,147,193
                                                -----------
NET ASSETS..................................    $51,858,137
                                                ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized shares)....      4,970,444
                                                ===========
Net Asset Value and Redemption
  Price per share ..........................         $10.43
                                                ===========

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)

INVESTMENT INCOME:
Interest ...................................         $8,090
Dividend ...................................        119,630
                                                -----------
  TOTAL INVESTMENT INCOME:..................        127,720

EXPENSES:
  Investment advisory .........        $189,514
  Administration ..............          47,379
  Distribution ................          59,223
  Accounting ..................          11,862
  Custodian....................           4,884
  Transfer agent ..............          12,953
  Trustee......................           1,384
  Other .......................          25,175
                                      ---------
    Total expenses before fee reductions....        352,374
    Distribution fees voluntarily reduced...        (59,223)
                                                -----------
    NET EXPENSES............................        293,151
                                                -----------
NET INVESTMENT LOSS.........................       (165,431)
                                                -----------
NET REALIZED/UNREALIZED GAINS
  FROM INVESTMENTS:
Realized gains from
  investment transactions...................      1,060,993
Change in unrealized appreciation..........
  (depreciation) from investments...........     12,842,057
                                                -----------
Net realized/unrealized gains
  from investments..........................     13,903,050
                                                -----------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................    $13,737,619
                                                ===========

                       See notes to financial statements.
                                       18

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                       FOR THE SIX
                                                                       MONTHS ENDED     FOR THE YEAR ENDED
                                                                    SEPTEMBER 30, 2003       MARCH 31,
                                                                        (UNAUDITED)            2003
                                                                       ------------        ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment loss .............................................   $   (165,431)       $   (275,972)
   Realized gains (losses) from investment transactions ............      1,060,993          (4,972,314)
   Change in unrealized appreciation (depreciation) from investments     12,842,057          (7,641,564)
                                                                       ------------        ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS .....................     13,737,619         (12,889,850)
                                                                       ------------        ------------
DISTRIBUTIONS:
   From net realized gains .........................................           --            (2,910,257)
                                                                       ------------        ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ................           --            (2,910,257)
                                                                       ------------        ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued .....................................      6,679,675          19,320,586
   Dividends reinvested ............................................           --             2,645,877
   Cost of shares redeemed .........................................     (7,200,545)        (12,412,919)
                                                                       ------------        ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...............       (520,870)          9,553,544
                                                                       ------------        ------------
CHANGE IN NET ASSETS ...............................................     13,216,749          (6,246,563)

NET ASSETS:
   Beginning of period .............................................     38,641,388          44,887,951
                                                                       ------------        ------------
   End of period ...................................................   $ 51,858,137        $ 38,641,388
                                                                       ============        ============
SHARE TRANSACTIONS:
   Issued ..........................................................        701,895           2,084,026
   Reinvested ......................................................           --               313,864
   Redeemed ........................................................       (763,133)         (1,356,323)
                                                                       ------------        ------------
CHANGE IN SHARES ...................................................        (61,238)          1,041,567
                                                                       ============        ============


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     FOR THE SIX MONTHS
                                     ENDED SEPTEMBER 30,
                                            2003           FOR THE YEARS ENDED MARCH 31,                        FOR THE NINE
                                    FOR THE YEAR ENDED ------------------------------------                     MONTHS ENDED
                                         (UNAUDITED)    2003      2002      2001      2000   MARCH 31, 1999 (a) JUNE 30, 1998
                                    ------------------ ------     -----     ------    -----  ------------------ -------------
NET ASSET VALUE, BEGINNING OF PERIOD...      $7.68     $11.25     $9.25     $13.78    $9.18          $9.63           $9.59
                                             -----     ------     -----     ------    -----          -----           -----
INVESTMENT ACTIVITIES:
Net investment income (loss)...........      (0.03)     (0.05)    (0.05)     (0.03)    0.00*          0.00*           0.00*
Net realized and unrealized gains
  (losses) from investments ...........       2.78      (2.87)     2.63      (1.61)    4.60          (0.44)           0.17
                                             -----     ------     -----     ------    -----          -----           -----
Total from investment activities.......       2.75      (2.92)     2.58      (1.64)    4.60          (0.44)           0.17
                                             -----     ------     -----     ------    -----          -----           -----
DISTRIBUTIONS
  Net investment income................       -          -         -          -       (0.00)*        (0.00)*         (0.00)*
  Tax return of capital................       -          -         -          -        -             (0.01)           -
  Net realized gains...................       -         (0.65)    (0.58)     (2.89)    -              -              (0.13)
                                             -----     ------     -----     ------    -----          -----           -----
  Total Distributions..................       -         (0.65)    (0.58)     (2.89)   (0.00)*        (0.01)          (0.13)
                                             -----     ------     -----     ------    -----          -----           -----
NET ASSET VALUE, END OF PERIOD.........     $10.43      $7.68    $11.25      $9.25   $13.78          $9.18           $9.63
                                            ======      =====    ======      =====   ======          =====           =====

TOTAL RETURN ..........................      35.81%(b) (26.47%)   28.37%    (12.35%)  50.11%         (4.55%)(b)       1.86%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)......    $51,858    $38,641   $44,888    $23,806  $26,932        $30,946         $35,441
Ratio of expenses to
  average net assets...................       1.23%(c)   1.26%     1.24%      1.29%    1.25%          1.24%(c)        1.27%
Ratio of net investment income to average
  net assets...........................      (0.70%)(c) (0.67%)   (0.57%)    (0.34%)  (0.01%)         0.02%(c)        0.04
Ratio of expenses to average
  net assets (d).......................       1.48%(c)   1.51%     1.49%      1.54%    1.50%          1.49%(c)        1.52%
Portfolio turnover.....................         13%       140%      130%       167%     174%           248%            125%

*    Amount is less than $0.005 per share.

(a) Subsequent to the annual report as of June 30, 1998, the Fund changed its fiscal year end to March 31.

(b)  Not Annualized.

(c)  Annualized.

(d) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated...



                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

INCOME FUND
PAUL GIFFORD, CFA

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD THROUGH SEPTEMBER 30, 2003?

A. The Fund posted an average total return of 1.65% during the period. That compares to a 2.70% return for the Lehman Brothers Intermediate Government Credit Index(1), the Fund's benchmark.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

A. The Fund's short duration detracted from performance during the first half of the period, when rates fell to historically low levels. The Fund's short duration reflected our belief that interest rates were due to rebound soon. The Fund's mortgage-backed holdings also performed poorly early in the period as low interest rates prompted a surge in mortgage refinancings and increased prepayments.

     As the equity market improved during the period, corporate bonds--especially lower-quality corporate bonds--performed well relative to other credit securities. The Fund's high average credit quality included a significant underweight position in BBB-rated corporate bonds. Such bonds showed gains during the period, due to investors' belief that the economy's health was improving. Investors also found such bonds attractive because they offered relatively high yields in a very low interest-rate environment.*

     Toward the end of the period interest rates rose. That trend boosted the Fund's relative performance, due to our strategy of maintaining a shorter duration than that of the benchmark. We extended that duration closer to neutral as rates continued to rise. That strategy helped the Fund lock in higher yields. The Fund's mortgage-backed exposure also helped performance later in the period as higher interest rates resulted in fewer refinancings and prepayments by homeowners.



     (1) The Lehman Brothers Intermediate Government/Credit Bond Index is considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

     *The composition of the portfolio is subject to change.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-766-8938 OR VISIT OUR WEBSITE AT www.1stsrce.com.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                       SEPTEMBER 30, 2003 (UNAUDITED)

ASSET BACKED SECURITIES - 13.0%

                                     PRINCIPAL
SECURITY DESCRIPTION                 AMOUNT ($)    VALUE ($)
--------------------                 ----------    ---------
Asset Securitization Corp.,
   7.32%, 1/13/30..................    345,817      360,368
Centex Home Equity,
   7.72%, 5/25/29..................  1,500,000    1,593,056
Chase Commercial Mortgage Securities
   Corp., 7.66%, 4/15/32...........    422,362      470,738
Citibank Credit Card Issuance Trust,
   4.95%, 2/9/09...................  2,500,000    2,686,061
Discover Card Master Trust I,
   Series 01-6, Class A,
   5.75%, 12/15/08.................  1,550,000    1,692,964
MBNA Credit Card Master Note
   Trust, Series 2003-A1,
   Class A1, 3.30%, 7/15/10........  2,000,000    2,019,397
Principal Residential
   Mortgage Capital Resources,
   4.55%, 12/20/04.................  1,000,000    1,014,020
                                                  ---------
TOTAL ASSET BACKED SECURITIES                     9,836,604
                                                  ---------
COMMUNICATIONS - 1.6%
Bell Telephone Co. Pennsylvania,
   7.375%, 7/15/07.................    500,000      580,579
Time Warner, Inc., 8.11%, 8/15/06..    250,000      285,152
Verizon Global Funding Corp,
   7.375%, 9/1/12..................    300,000      353,788
                                                  ---------
                                                  1,219,519
                                                  ---------
COMPUTER AND DATA PROCESSING SERVICES - 0.4%
First Data Corp., 4.70%, 11/1/06...    250,000      267,124
                                                  ---------

CONSUMER GOODS & SERVICES - 0.5%
Disney, 6.75%, 3/30/06.............    350,000      385,279
                                                  ---------

FINANCIAL - 15.2%
Allstate Corp, 5.375%, 12/01/06....    500,000      545,230
Bank One Corp., 6.00%, 8/1/08......  1,000,000    1,114,899
Bear Stearns Co., 3.00%, 3/30/06...    500,000      511,510
Bear Stearns Co., 7.80%, 8/15/07...  1,500,000    1,760,666
Citigroup Inc., 5.50%, 11/30/07....    250,000      271,027
Commercial Credit Co.,
   10.00%, 12/1/08.................  1,300,000    1,689,065
Ford Motor Credit,
   7.375%,  10/28/09...............    250,000      266,476
General Electric Capital Corp.,
   3.50%, 5/1/08...................    500,000      506,099
GMAC, 7.75%, 1/19/10...............    639,000      703,223
Household Financial Corp,
   5.75%, 1/30/07..................    650,000      709,565
National City Bank of Pennsylvania,
   7.25%, 10/21/11.................  1,000,000    1,186,764
Torchmark Corp., 6.25%, 12/15/06..   1,500,000    1,668,234
Wachovia Corp., 6.63%, 11/15/06 ...    500,000      564,150
                                                 ----------
                                                 11,496,908
                                                 ----------
CORPORATE BONDS, CONTINUED
                                     PRINCIPAL
SECURITY DESCRIPTION                 AMOUNT ($)    VALUE ($)
--------------------                 ----------    ---------
FOOD & RELATED - 0.3%
Hershey Foods Corp, 6.95%, 3/1/07      200,000      228,768
                                                  ---------
HEALTH CARE - 4.0%
American Home Products,
   6.25%, 3/15/06..................    500,000      548,453
Amgen Inc., 6.50%, 12/1/07.........    879,000      994,050
United Healthcare Corp.,
   5.20%, 7/17/07..................    665,000      719,409
Wyeth, 4.125%, 3/1/08..............    750,000      776,125
                                                  ---------
                                                  3,038,037
MANUFACTURING-CAPITAL GOODS - 3.5%
Eaton Corp., 6.95%, 11/15/04.......  2,000,000    2,119,010
General Electric Company,
   5.00%, 2/1/13...................    500,000      512,561
                                                  ---------
                                                  2,631,571
                                                  ---------
MISCELLANEOUS CORPORATE - 2.0%
Targeted Return Index,
   5.895%, 1/25/07.................    916,000      993,734
Targeted Return Index,
   6.92%, 1/15/12..................    438,000      498,431
                                                  ---------
                                                  1,492,165
                                                  ---------
OIL REFINING & MARKETING - 0.7%
Sunoco, Inc., 7.125%, 3/15/04......    500,000      512,158
REAL ESTATE  - 0.6%
HD Real Estate Funding Corp. II,
5.95%, 10/15/08 (b)................    400,000      447,118
                                                  ---------
RETAIL - 1.1%
CVS Corp., 5.625%, 3/15/2006.......    250,000      271,142
Target Corp, 5.375%, 6/15/09.......    500,000      545,462
                                                  ---------
                                                    816,604
                                                  ---------
UTILITIES - 0.7%
Indianapolis P&L, 7.375%, 8/1/07...    500,000      564,800
                                                 ----------
TOTAL CORPORATE BONDS..............              23,100,051
                                                 ----------
U.S. GOVERNMENT AGENCY SECURITIES - 37.4%
FANNIE MAE - 11.9%
1.76%, 5/27/05.....................  1,000,000    1,000,919
4.90%, 6/13/07.....................  1,000,000    1,060,934
2.875%, 5/19/08....................  1,500,000    1,477,658
5.50%, 7/18/12.....................  1,750,000    1,817,343
4.75%, 2/21/13.....................  1,500,000    1,509,936
5.00%, 5/25/16.....................    455,171      473,660
5.50%, 11/1/16.....................    578,255      598,719
6.00%, 4/25/28.....................  1,000,000    1,054,906
                                                  ---------
                                                  8,994,075
                                                  ---------
FEDERAL HOME LOAN BANK - 6.8%
1.50%, 7/15/05.....................  1,000,000      998,711
1.79%, 3/24/08.....................  1,000,000      997,598
4.00%, 4/15/22.....................  1,500,000    1,526,611


                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                       SEPTEMBER 30, 2003 (UNAUDITED)

U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED
                                     PRINCIPAL
SECURITY DESCRIPTION                 AMOUNT ($)    VALUE ($)
--------------------                 ----------    ---------

Series DX07, 5.375%, 2/15/07.......  1,500,000    1,636,390
                                                  ---------
                                                  5,159,310
                                                  ---------
FREDDIE MAC - 18.7%
2.60%, 10/28/05....................  1,000,000    1,014,384
4.50%, 7/23/07.....................  2,250,000    2,301,339
4.00%, 9/12/07.....................  1,000,000    1,040,295
3.50%, 2/13/08.....................  1,600,000    1,633,266
 4.00%, 9/29/08....................  1,000,000    1,006,373
4.75%, 10/11/12....................  2,000,000    2,006,656
3.00%, 9/17/14.....................  1,000,000    1,013,793
6.50%, 9/1/15......................     90,166       94,876
Pool # G11445, 5.00%, 9/1/18.......  1,460,687    1,497,090
6.00%, 2/15/27.....................    622,261      639,090
6.50%, 10/15/27....................  1,760,859    1,802,810
                                                 ----------
                                                 14,049,972
                                                 ----------
TOTAL U.S. GOVERNMENT
   AGENCY SECURITIES...............              28,203,357
                                                 ----------
U.S. TREASURY NOTES - 13.6%
6.125%, 8/15/07....................  6,000,000    6,834,372
5.625%, 5/15/08....................  3,050,000    3,439,470
                                                 ----------
TOTAL U.S. TREASURY NOTES..........              10,273,842
                                                 ----------
U.S. TREASURY BONDS - 0.4%
5.375%, 2/15/31....................    250,000      268,281
TOTAL U.S. TREASURY BONDS..........                 268,281
MUNICIPAL BONDS - 1.4%
West Fargo North Dakota
   Public School District,
   5.00%, 5/1/13...................  1,000,000    1,088,770
                                                 ----------
TOTAL MUNICIPAL BONDS..............               1,088,770
                                                 ----------


PREFERRED STOCKS - 1.2%

SECURITY DESCRIPTION                   SHARES      VALUE ($)
--------------------                 ----------    ---------
FINANCIAL - 1.2%
UBS Preferred Funding Trust........     37,000      915,380
                                                 ----------
TOTAL PREFERRED STOCKS.............                 915,380
                                                 ----------
INVESTMENT COMPANIES - 2.4%

SECURITY DESCRIPTION                   SHARES      VALUE ($)
--------------------                 ----------    ---------
Fifth Third Prime
   Money Market Fund...............  1,785,020    1,785,020
                                                 ----------
TOTAL INVESTMENT COMPANIES.........               1,785,020
                                                 ----------
Total Investments--100.0%
   (COST $73,656,423) (a) ........               75,471,305
                                                 ==========

Percentages indicated are based on net assets of $76,149,531.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation of securities as follows:

       Unrealized appreciation..... $2,054,894
       Unrealized depreciation.....   (240,012)
                                    ----------
       Net unrealized appreciation. $1,814,882
                                    ==========

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Advisor based on procedures approved by the Board of Trustees.


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                   SEPTEMBER 30, 2003


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003 (UNAUDITED)

ASSETS:

Investments, at value (cost $73,656,423)....    $75,471,305
Interest and dividends receivable...........        739,230
Prepaid expenses............................          4,020
                                                -----------
  TOTAL ASSETS..............................     76,214,555

LIABILITIES:
Accrued expenses and other payables:
  Investment advisory .........        $33,852
  Administration...............          2,074
  Other........................         29,098
                                       -------
  TOTAL LIABILITIES.........................         65,024
                                                -----------
NET ASSETS..................................    $76,149,531
                                                ===========

COMPOSITION OF NET ASSETS:
Capital.....................................    $75,757,617
Accumulated net investment loss.............       (257,123)
Accumulated net realized losses
  from investment transactions..............     (1,165,845)
Unrealized appreciation (depreciation)
  from investments..........................      1,814,882
                                                -----------
NET ASSETS..................................    $76,149,531
                                                ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized shares)....      7,338,836
                                                ===========
Net Asset Value and Redemption

  Price per share...........................         $10.38
                                                ===========

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)

INVESTMENT INCOME:
Interest ...................................     $1,467,687
Dividend ...................................         13,186
                                                  ---------
   TOTAL INVESTMENT INCOME:.................      1,480,873

EXPENSES:
   Investment advisory ........       $197,542
   Administration .............         71,834
   Distribution ...............         89,792
   Accounting..................         15,881
   Custodian...................          3,776
   Transfer agent..............         11,320
   Trustee.....................          2,098
   Other ......................         27,383
                                       -------
     Total expenses before fee reductions...        419,626
     Distribution fees voluntarily reduced..        (89,792)
                                                  ---------
     NET EXPENSES...........................        329,834
                                                  ---------
NET INVESTMENT INCOME ......................      1,151,039
                                                  ---------
NET REALIZED/UNREALIZED GAINS (LOSSES)
   FROM INVESTMENTS:

Realized gains from

  investment transactions...................        748,373
Change in unrealized appreciation
   (depreciation) from investments..........       (757,713)
                                                  ---------
Net realized/unrealized (losses)
   from investments.........................         (9,340)
                                                  ---------
CHANGE IN NET ASSETS RESULTING
   FROM OPERATIONS..........................     $1,141,699
                                                 ==========



                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  FOR THE SIX
                                                                                  MONTHS ENDED            FOR THE YEAR ENDED
                                                                               SEPTEMBER 30, 2003             MARCH 31,
                                                                                  (UNAUDITED)                   2003
                                                                                  -----------                -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ..................................................        $1,151,039                 $2,523,753
   Realized gains from investment transactions.............................           748,373                  1,276,958
   Change in unrealized appreciation (depreciation) from investments.......          (757,713)                 2,470,041
                                                                                  -----------                -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.............................         1,141,699                  6,270,752
                                                                                  -----------                -----------
DISTRIBUTIONS:
   From net investment income..............................................        (1,453,126)                (2,997,773)
                                                                                  -----------                -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS........................        (1,453,126)                (2,997,773)
                                                                                  -----------                -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued.............................................        12,544,946                 27,690,863
   Dividends reinvested....................................................         1,349,045                  2,872,795
   Cost of shares redeemed.................................................        (6,187,310)               (22,981,571)
                                                                                  -----------                -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.......................         7,706,681                  7,582,087
                                                                                  -----------                -----------
CHANGE IN NET ASSETS.......................................................         7,395,254                 10,855,066

NET ASSETS:
   Beginning of period.....................................................        68,754,277                 57,899,211
                                                                                  -----------                -----------
   End of period...........................................................       $76,149,531                $68,754,277
                                                                                  ===========                ===========
SHARE TRANSACTIONS:
   Issued..................................................................         1,208,048                  2,693,618
   Reinvested .............................................................           129,978                    279,927
   Redeemed................................................................          (595,998)                (2,234,857)
                                                                                  -----------                -----------
CHANGE IN SHARES...........................................................           742,028                    738,688
                                                                                  ===========                ===========



                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      FOR THE SIX MONTHS
                                      ENDED SEPTEMBER 30,   FOR THE YEARS ENDED MARCH 31,        FOR THE NINE
                                             2003         ---------------------------------       MONTHS ENDED   FOR THE YEAR ENDED
                                          (UNAUDITED)     2003      2002      2001     2000    MARCH 31, 1999 (a)   JUNE 30, 1998
                                          -----------     ----      ----      ----     ----    ------------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD......  $10.42        $9.88     $9.97     $9.52    $9.99       $10.34               $10.13
                                            ------       ------     -----     -----    -----        -----               ------
INVESTMENT ACTIVITIES:
  Net investment income ..................    0.16         0.41      0.44      0.56     0.55         0.41                 0.60
  Net realized and unrealized gains
   (losses) from investments .............    0.01         0.61     (0.02)     0.44    (0.46)       (0.10)                0.21
                                            ------       ------     -----     -----    -----        -----               ------
  Total from investment activities........    0.17         1.02      0.42      1.00     0.09         0.31                 0.81
                                            ------       ------     -----     -----    -----        -----               ------
DISTRIBUTIONS
  Net investment income...................   (0.21)       (0.48)    (0.51)    (0.55)   (0.56)       (0.41)               (0.60)
  Net realized gains......................      -            -         -         -        -         (0.25)                -
                                            ------       ------     -----     -----    -----        -----               ------
  Total Distributions.....................   (0.21)       (0.48)    (0.51)    (0.55)   (0.56)       (0.66)               (0.60)
                                            ------       ------     -----     -----    -----        -----               ------
NET ASSET VALUE, END OF PERIOD............  $10.38       $10.42     $9.88     $9.97    $9.52        $9.99               $10.34
                                            ======       ======     =====     =====    =====        =====               ======
TOTAL RETURN .............................    1.65%(b)    10.52%     4.29%    10.90%    0.96%        3.00%(b)             8.24%

RATIOS/SUPPLEMENTARY DATA:................
Net Assets at end of period (000)......... $76,150      $68,754   $57,899   $53,255  $57,311      $67,251              $65,975
Ratio of expenses to average net assets...    0.92%(c)     0.92%     0.92%     0.94%    0.90%        0.92%(c)             0.92%
Ratio of net investment income to average
  net assets..............................    3.19%(c)     3.94%     4.35%     5.75%    5.69%        5.23%(c)             5.90%
Ratio of expenses to average
   net assets (d).........................    1.17%(c)     1.17%     1.17%     1.19%    1.15%        1.17%(c)             1.17%
Portfolio turnover.....................         24%         96%       113%      153%      67%         301%                 208%


(a) Subsequent to the annual report as of June 30, 1998, the Fund changed its fiscal year end to March 31.

(b)  Not Annualized.

(c)  Annualized.

(d) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.


                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS                     SCHEDULE OF PORTFOLIO INVESTMENTS
LONG/SHORT FUND                                  SEPTEMBER 30, 2003 (UNAUDITED)

COMMON STOCKS - 39.2%

SECURITY DESCRIPTION                      SHARES   VALUE ($)
--------------------                    ---------- ---------
COMMUNICATIONS - 6.1%

Nokia Corp. ADR....................      7,000      109,200
SBC Communications, Inc............     12,000      267,000
Telefonos de Mexico ...............      8,000      244,400
                                                -----------
                                                    620,600
                                                -----------
CONSUMER CYCLICAL - 4.0%
Landry's Seafood Restaurants, Inc..     20,000      412,000
                                                -----------
CONSUMER NON-CYCLICAL - 4.8%
Equifax, Inc.......................     10,000      222,700
H&R Block, Inc.....................        500       21,575
Kraft Foods, Inc...................      8,400      247,800
                                                -----------
                                                    429,075
                                                -----------
ENERGY - 4.0%
Anadarko Petroleum Corp............      4,000      167,040
Royal Dutch Petroleum Co...........      3,000      132,600
XTO Energy, Inc....................      5,000      104,950
                                                -----------
                                                    404,590
                                                -----------
FINANCIAL - 6.4%
Allstate Corp......................      3,000      109,590
Crescent Real Estate Equities Co...     18,200      263,900
UnumProvident Corp.................     19,000      280,630
                                                -----------
                                                    654,120
                                                -----------
HEALTH CARE - 5.6%
Aetna, Inc.........................      4,000      244,120
Laboratory Corp. of
   America Holdings (b)............      5,000      143,500
Pfizer, Inc........................      2,000       60,760
Quest Diagnostics, Inc. (b)........      2,000      121,280
                                                -----------
                                                    569,660
                                                -----------
INDUSTRIALS - 3.1%
Waste Management, Inc..............     12,000      314,040
                                                -----------
TECHNOLOGY - 2.3%
First Data Corp....................      6,000      239,760
                                                -----------
UTILITIES - 2.9%
DTE Energy Co......................      8,000      295,120
                                                -----------
TOTAL COMMON STOCKS................               4,001,965
                                                -----------

U.S. TREASURY BILLS - 44.1%
                                    PRINCIPAL
SECURITY DESCRIPTION                AMOUNT ($)   VALUE ($)
--------------------                ----------   ---------
0.87%, 10/23/03*...................  3,500,000    3,498,282
0.87%, 10/30/03*...................  1,000,000      999,305
                                                -----------
TOTAL U.S. TREASURY BILLS..........               4,497,587
                                                -----------
REPURCHASE AGREEMENTS - 20.0%
                                    PRINCIPAL
SECURITY DESCRIPTION                AMOUNT ($)    VALUE ($)
--------------------                ----------    ---------

Bear Stearns, 0.96%, 10/1/03.......  2,043,728    2,043,728
                                                -----------
TOTAL REPURCHASE AGREEMENTS........               2,043,728
                                                -----------
CASH SWEEP - 17.2%
Bear Stearns Deposit
   Account, 0.725% ................  1,753,659    1,753,659
                                                -----------
TOTAL CASH SWEEP...................               1,753,659
                                                -----------
Total Investments
   (COST $12,280,992) (a)--120.5%...             12,296,939
                                                -----------

Percentages indicated are based on net assets of $10,206,391.

*    Effective rate at time of purchase.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation of securities as follows:

       Unrealized appreciation......................... $ 136,543
       Unrealized depreciation.........................   (60,253)
                                                        ---------
       Net unrealized  appreciation...................  $  76,290
                                                        =========

(b) Represents non-income producing security.
ADR - American Depositary Receipt .

SECURITIES SOLD SHORT - 15.5%
                                        SHARES     VALUE ($)
                                        ------     ---------

COMMON STOCKS - 15.5%
COMMUNICATIONS - 4.9%
QUALCOMM, Inc. (b).................     12,000      499,680
                                                -----------
CONSUMER CYCLICAL - 5.8%
Best Buy Co., Inc. (b).............      2,000       95,040
Herman Miller, Inc.................     15,000      341,550
Southwest Airlines Co..............      9,000      159,300
                                                -----------
                                                    595,890
                                                -----------
CONSUMER NON-CYCLICAL - 0.2%
DeVry, Inc. (b)....................      1,000       23,660
                                                -----------
TECHNOLOGY - 4.6%
Intel Corp.........................      1,000       27,510
KLA-Tencor Corp. (b)...............      6,000      308,400
Manhattan Associates, Inc. (b).....      5,000      129,450
                                                -----------
                                                    465,360
                                                -----------
TOTAL COMMON STOCKS................               1,584,590
                                                -----------
 TOTAL SECURITIES SOLD SHORT
   (COST $1,644,933) (a) -15.5%....               1,584,590
                                                ===========


                                    Continued

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003 (UNAUDITED)

ASSETS:
Investments, at value (cost $12,280,992)....    $12,296,939
Interest and dividends receivable...........         11,203
                                                -----------
  TOTAL ASSETS..............................     12,308,142

LIABILITIES:
  Payable for investments
    purchased..................        $503,793
  Securities sold short
    (proceeds $1,644,933)......       1,584,590
Accrued expenses and other payables:
  Investment advisory .........           8,702
  Administration...............             273
  Other........................           4,393
                                      ---------
  TOTAL LIABILITIES.........................      2,101,751

NET ASSETS..................................    $10,206,391
                                                ===========
COMPOSITION OF NET ASSETS:
Capital.....................................    $10,127,166
Accumulated net investment loss.............         (5,069)
Accumulated net realized gains
  from investment transactions and
  securities sold short.....................          8,004
Unrealized appreciation (depreciation) from
  investments and securities sold short.....         76,290
                                                -----------
NET ASSETS..................................    $10,206,391
                                                ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized shares)....      1,018,092
                                                ===========
Net Asset Value and Redemption
  Price per share...........................         $10.03
                                                ===========

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2003 (UNAUDITED) (a)

INVESTMENT INCOME:
Interest ...................................           $661
Dividend ...................................         16,563
                                                    -------
  TOTAL INVESTMENT INCOME:..................         17,224

EXPENSES:
  Investment advisory .........         $11,968
  Administration ..............           2,176
  Distribution ................           2,720
  Accounting...................           1,826
  Custodian....................           1,593
  Transfer agent...............           4,039
  Trustee......................              26
  Dividend expense on securities
    sold short ................             280
  Other .......................             385
                                        -------
    Total expenses before fee reductions....         25,013
    Distribution fees voluntarily reduced...         (2,720)
                                                    -------
    NET EXPENSES............................         22,293
                                                    -------
NET INVESTMENT LOSS.........................         (5,069)
                                                    -------
NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS
AND SECURITIES SOLD SHORT:
Realized gains from investment transactions.
  and securities sold short.................          8,004
Change in unrealized appreciation
  (depreciation) from investments and
  securities sold short.....................         76,290
                                                    -------
Net realized/unrealized gains from investments
  and securities sold short.................         84,294
                                                    -------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................        $79,225
                                                    =======

(a)  The Long/Short Fund commenced operations on August 1, 2003.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                               FOR THE
                                                                                                             PERIOD ENDED
                                                                                                          SEPTEMBER 30, 2003
                                                                                                            (UNAUDITED) (a)
                                                                                                            ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment loss...........................................................................                $(5,069)
   Realized gains from investment transactions and securities sold short.........................                  8,004
   Change in unrealized appreciation (depreciation) from investments
     and securities sold short...................................................................                 76,290
                                                                                                             -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS...................................................                 79,225
                                                                                                             -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued...................................................................             10,308,108
   Cost of shares redeemed.......................................................................               (180,942)
                                                                                                             -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.............................................             10,127,166
                                                                                                             -----------
CHANGE IN NET ASSETS.............................................................................             10,206,391

NET ASSETS:
   Beginning of period...........................................................................                      -
                                                                                                             -----------
   End of period.................................................................................            $10,206,391
                                                                                                             ===========
SHARE TRANSACTIONS:
   Issued........................................................................................              1,036,204
   Redeemed......................................................................................                (18,112)
                                                                                                             -----------
CHANGE IN SHARES.................................................................................              1,018,092
                                                                                                             ===========

(a) The Long/Short Fund commenced operations on August 1, 2003.



                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                       FOR THE PERIOD ENDED
                                                                                        SEPTEMBER 30, 2003
                                                                                          (UNAUDITED) (a)
                                                                                       --------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................              $10.00
                                                                                              ------
INVESTMENT ACTIVITIES:
   Net realized and unrealized gains from investments and securities sold short.                0.03
                                                                                              ------
     Total from investment activities...........................................                0.03
                                                                                              ------
NET ASSET VALUE, END OF PERIOD..................................................              $10.03
                                                                                              ======
TOTAL RETURN....................................................................                0.30% (b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)............................................             $10,206
   Ratio of expenses to average net assets......................................                1.99%  (c)
   Ratio of net investment income to average net assets.........................               (0.45%) (c)
   Ratio of expenses to average net assets (d)..................................                2.24%  (c)
   Portfolio turnover...........................................................                   3%

(a)  The Long/Short Fund commenced operations on August 1, 2003.

(b)  Not Annualized.

(c)  Annualized

(d) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003

1.    ORGANIZATION:

     The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The 1st Source Monogram Income Equity Fund ("Income Equity Fund"), 1st Source Monogram Diversified Equity Fund ("Diversified Equity Fund"), 1st Source Monogram Special Equity Fund ("Special Equity Fund"), 1st Source Monogram Income Fund ("Income Fund"), and 1st Source Monogram Long/Short Fund ("Long/Short Fund"), (collectively, the "Funds" and individually, a "Fund") are series within the Group. Financial statements for all other series of the Group are published separately.

2.    SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the Nasdaq stock market are valued at the Nasdaq official closing price. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

REPURCHASE AGREEMENTS:

     The Funds may enter into repurchase agreements with a bank or broker-dealers which the Adviser deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.


                                   Continued

1ST SOURCE MONOGRAM FUNDS

WRITTEN OPTIONS:

     The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

     The following is a summary of option activity for the six months ended September 30, 2003, for the Special Equity Fund:

                                                                           NUMBER OF       PREMIUMS
                                                                          CONTRACTS        RECEIVED
                                                                          ---------        --------
COVERED CALL OPTIONS
--------------------
Options outstanding as of March 31, 2003...............................      $40,000       $43,147
Options expired........................................................      (40,000)      (43,147)
                                                                          ----------     ---------
Options outstanding as of September 30, 2003...........................   $       --     $      --
                                                                          ==========     =========

SECURITY TRANSACTIONS AND RELATED INCOME:

     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

EXPENSES:

     Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income, if any, are declared and distributed monthly for all of the Funds, except the Special Equity Fund, Diversified Equity Fund and Long/Short Fund which are paid quarterly. Dividends for the Special Equity Fund are declared and distributed quarterly. Dividends from net realized gain, if any, are declared and distributed annually for all Funds.

     The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification.

FEDERAL INCOME TAXES:

     Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

                                   Continued

1ST SOURCE MONOGRAM FUNDS

3.   RELATED PARTY TRANSACTIONS:

INVESTMENT ADVISOR:

The Funds and 1st Source Corporation Investment Advisors, Inc., (the "Advisor"), a wholly owned subsidiary of 1st Source Bank, are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

                  NAME                                                                     FEE RATE
                  ----                                                                     --------
                  Income Equity Fund...........................................              0.80%
                  Diversified Equity Fund......................................              0.99
                  Special Equity Fund..........................................              0.80
                  Income Fund..................................................              0.55
                  Long/Short Fund..............................................              1.10

ADMINISTRATION:

     The Funds and BISYS Fund Services Ohio, Inc. (the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets of each Fund. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group.

DISTRIBUTION:

     The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse the Distributor a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including affiliates of the Advisor, broker-dealers and other institutions, or to reimburse the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the six months ended September 30, 2003, the distribution fees were voluntarily waived to limit total fund operating expenses.

ADMINISTRATIVE SERVICES PLAN:

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Advisor, its correspondent and affiliated banks, and the Distributor, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net assets of each Fund. As of the date of this report, the Group with respect to the Funds has entered into no such servicing agreements.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of investment securities, excluding short-term securities, for the six months ended September 30, 2003, totaled:

                                                                              PURCHASES           SALES
                                                                              ---------           -----
          Income Equity Fund.......................................         $ 7,687,305        $ 6,221,114
          Diversified Equity Fund..................................           6,178,240          5,607,711
          Special Equity Fund......................................           5,144,780          6,811,796
          Income Fund..............................................          26,018,566         16,385,275
          Long/Short Fund..........................................           4,050,364             61,617


                                    Continued

[1ST SOURCE MONOGRAM FUNDS LOGO]


INVESTMENT ADVISOR
1ST SOURCE CORPORATION INVESTMENT ADVISORS, INC.
100 NORTH MICHIGAN STREET
SOUTH BEND, IN 46601


DISTRIBUTOR
BISYS FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219


FOR ADDITIONAL INFORMATION, CALL:
1-800-766-8938




THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED
BY A CURRENT PROSPECTUS.




11/03

[BOSTON TRUST INVESTMENT MANAGEMENT, INC. LOGO]


                              Boston Balanced Fund



                                                              Semi-Annual Report
                                                              September 30, 2003

[BOSTON TRUST INVESTMENT MANAGEMENT, INC. LOGO]

                                                              Semi-Annual Report
Table of Contents                                             September 30, 2003
--------------------------------------------------------------------------------
Glossary of Terms                                                           i
Boston Balanced Fund
   Market and Performance Review                                            1
   Investment Performance                                                   3
   Schedule of Portfolio Investments                                        4
   Financial Statements                                                     6
   Financial Highlights                                                     8

Notes to Financial Statements                                               9

Glossary of Terms
--------------------------------------------------------------------------------

STANDARD & POOR'S 500 STOCK INDEX is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is considered a measure of the U.S. stock market as a whole.

GROSS DOMESTIC PRODUCT is the measure of the market value of the goods and services produced by labor and plant, property and equipment in the United States.

NASDAQ COMPOSITE INDEX is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

Investors cannot invest diectly in an index, although they can invest in the underlying securities.

[BOSTON TRUST INVESTMENT MANAGEMENT, INC. LOGO]


Market and Performance                                     Boston Balanced Fund
Review                                  Manager Commentary by Domenic Colasacco
--------------------------------------------------------------------------------

Investment bankers and stockbrokers generally thrive on securities transactions and often fear the so-called summer doldrums, a period when many investors take a vacation from jobs and securities portfolios alike. As the third quarter began, it became evident that investor indifference would not be a problem in the summer of 2003. The bond market was the initial focus of investor attention. After dropping to a yield of just 3.1% in mid-June, a level last touched during the Kennedy Administration, the 10-year U. S. Treasury bond yield increased to 4.4% by the end of July. Such a sharp yield increase represents a loss of roughly 10% in the principal value of a 10-year bond. This is the largest monthly decline experienced in over twenty years. Bond yields increased partly in reaction to more convincing evidence that business trends had finally begun to improve, which implied an end to the Federal Reserve's interest rate cuts. In hindsight, it is also clear that the decline to 3.1% was excessive, driven more by short-term investor emotion than sustainable economic fundamentals.

The stock market's performance during the first part of the third quarter was comparatively less volatile, but far from tame. Renewed speculation in technology stocks remained the most notable trend. Prices of even marginal technology companies rose sharply amid hope that an improving economy would lead to a recovery in revenues and a return to profitability. Investor memories of the prior financial carnage seemed quite short to us in July. By the end of third quarter 2003, however, July's stock and bond price trends had reversed sufficiently to obscure the intra-quarter volatility. Indeed, the primary stock and bond indices ended the quarter virtually unchanged. Long-term investors who took a summer vacation from their jobs and their securities portfolios missed very little after all.

In managing the Boston Balanced Fund, we strive to look beyond short-term market movements. As the summer progressed, we looked for evidence economic growth was likely to accelerate sufficiently to support an increase in corporate profits and employment. Indicators were mixed, but sufficient enough for us to gain greater confidence that the monetary and fiscal initiatives in place could support continued if modest, improvement in business trends in the months ahead.

In our mid-year report, we noted that such confidence in the economic outlook would lead us to increase the Fund's equity allocation toward 70%, which is near our policy limit given the Fund's balanced investment approach. By quarter end, stocks comprised 67% of the Fund's total assets, up from 59% on June 30 and just 46% last March. A combination of the higher equity allocation and improved equity segment performance enabled the Fund to reach a quarter end NAV of $25.68, which translated to a gain of 6.96% for the first nine months of 2003. After several years of virtually flat performance (which comparatively was quite good), it is a pleasure to report positive results. As we outline in the sections that follow, we remain optimistic about the economic and stock market outlook in the months ahead.(+)

ECONOMIC SUMMARY & OUTLOOK

With the exception of employment, which we discuss below, the economic news was generally favorable through the summer. Aided by continued high levels of expenditures for both housing and automobiles, consumer spending remained the primary area of strength. We also saw a modest advance in long-depressed business capital spending. In the government sector, sharp increases in Federal expenditures more than offset softness in state and local spending related to budget constraints. We share the views of the majority of economists who have forecasted that these positive trends will continue over the next year or two and support annualized real Gross Domestic Product(1) (the "GDP") growth near 3% to 4%.

(+) Portfolio composition is subject to change.

(1) For a complete performance history on the Fund and benchmark comparisons, please refer to page 3. For definitions and descriptions of terms, please refer to the Glossary of Terms on page (i).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-282-8782 OR VISIT OUR WEBSITE AT www.bostontrust.com.

Market and Performance                                     Boston Balanced Fund
Review (cont.)                          Manager Commentary by Domenic Colasacco
--------------------------------------------------------------------------------



So why has the economy failed to create new jobs amid the current recovery? Indeed, employment levels have actually declined over the past year, and there are nearly 3 million fewer people working in America today than there were as recently as February, 2001, when we reached an employment peak of just over 132 million jobs. The lack of sufficient jobs is obviously a severe problem for those unemployed and has led to softness in most surveys of overall consumer confidence. To understand the problem better, it is important to look within the employment statistics. Over the past year, more than 100% of the total jobs lost are attributable to the manufacturing sector. Employment in both government and service industries has increased. The same was true in 2001 and 2002.

Corporations have moved millions of manufacturing jobs to lower cost countries, either by building plants overseas or by deciding simply to source products internationally. This decades-long trend accelerated in recent years following advances in communication and growth in world trade as political barriers fell. Unfortunately, most of these manufacturing jobs will not return. Fierce price competition will not allow higher cost domestic manufacturers to survive on a broad scale. The good news is that there are now fewer manufacturing jobs around to lose in the future; manufacturing employment is below 15 million or just 11% of total employment in the United States. Provided real GDP growth is above 3%, we expect growth in service sector employment to be sufficient to offset any further weakness in manufacturing in the months ahead. Even so, job growth will be modest, irregular, and a prime area of debate in next year's Presidential election.

INVESTMENT STRATEGY

The essence of investment strategy involves an assessment of prevailing stock and bond values in light of economic and corporate developments. We utilize three primary components in applying our investment strategy conclusions - asset allocation, portfolio composition, and individual security selection. We will briefly summarize our current thoughts on each.

ASSET ALLOCATION: In our mid-year report, we noted our intention to increase the Fund's equity allocation to nearly 70% of total assets, provided actual economic statistics improved through the summer. Thus far, we have increased stocks to 67% of total value and expect to continue to raise the allocation in the months ahead. Our preference for stocks reflects primarily low absolute bond yields rather than particularly cheap stock prices. Absent recession, however, stocks should continue to provide a total return greater than the low 3% to 5% interest rate that is currently available in good quality bonds maturing in 5 to 15 years. Our preference for stocks has not diminished our awareness of the risk associated with a close to 70% equity allocation. We will strive to reverse direction quickly if the economic environment deteriorates.(+)

PORTFOLIO COMPOSITION: Elements of portfolio composition include economic sector and industry emphasis, company size, financial stability, geographic diversity, and relative stock valuation. As our confidence in the economic outlook has increased in recent months, we have invested a greater percentage of equity assets in companies that will benefit comparatively from stronger economic growth. We have also increased the allocation to mid-size companies that have sound competitive positions in their industries. These changes have not included movement away from our preference for companies with high financial quality. As noted in our last report, higher quality securities tend to underperform during periods of sharp price gains and decline by a lesser amount in bear markets. Our experience is that performance over long periods is not sacrificed. During the third quarter, the Fund's equity performance was slightly above average, rising by over 4%, compared to 2.6% for the S&P 500.

SECURITY SELECTION: Most of the movement from bonds to stocks over the summer months involved additions to existing positions where the outlook for future growth in the companies' revenues and profits remained favorable. These included additional investments in such long-held stocks as BIOMET (1.2%), COSTCO (1.3%), DIEBOLD (1.6%), PROCTOR & GAMBLE (1.3%), and MICROSOFT (2.4%). We also added to more recently established investments in C. R. BARD (1.5%), ECOLAB (1.3%),
MBNA (1.6%), and WELLS FARGO (1.8%).(+)

On behalf of all of us at Boston Trust Investment Management, we thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.


/s/ Domenic Colasacco

Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

(+) Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-282-8782 OR VISIT OUR WEBSITE AT www.bostontrust.com.

                                                            Boston Balanced Fund
Investment Performance                                        September 30, 2003
--------------------------------------------------------------------------------

Fund Net Asset Value: $25.68                                                             Average Annual Total Return
                                                                                          as of September 30, 2003
                                                                                 -------------------------------------------
                                                    Quarter          Six                                     Since Inception
                                                    to Date        Months        1 Year        5 Years      December 1, 1995
   BOSTON BALANCED FUND*                             1.95%          8.31%         9.76%         3.94%            8.64%
   Lipper Balanced Funds Average(1)                  1.82%         12.59%        15.88%         3.02%            6.91%
   Standard & Poor's 500 Stock Index(1)              2.65%         18.44%        24.37%         1.00%            8.92%
   Lehman Brothers Gov't./Credit Bond Index(1)      -0.20%          4.25%         6.01%         6.70%            7.01%
   90-Day U.S. Treasury Bills(1)                     0.24%          0.50%         1.12%         3.51%            4.06%

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

(1) Data calculated for the indices indicated was calculated based on the closest calendar date to the Fund inception available for the index.

The Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index are unmanaged and generally representative of the U.S stock market, U.S. Treasury/Government Agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury Bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury Bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

The Lipper Balanced Funds Average is an average of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-282-8782 OR VISIT OUR WEBSITE AT www.bostontrust.com.

                                                            Boston Balanced Fund
Schedule of Portfolio Investments                 September 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS (65.1%)

SECURITY DESCRIPTION                       SHARES           VALUE ($)
--------------------                       ------           ---------

BASIC MATERIALS  (3.3%)
Air Products & Chemicals, Inc...........      20,000         902,000
Donaldson Co., Inc......................      40,000       2,156,000
Ecolab, Inc. ...........................      75,000       1,893,750
                                                        ------------
                                                           4,951,750
                                                        ------------

CAPITAL GOODS  (2.3%)
Illinois Tool Works.....................      25,000       1,656,500
Precision Castparts Corp................      50,000       1,755,000
                                                        ------------
                                                           3,411,500
                                                        ------------

COMMUNICATION SERVICES  (0.1%)
SBC Communications, Inc.................      10,000         222,500
                                                        ------------

CONSUMER CYCLICALS  (7.3%)
Costco Wholesale Corp. (b)..............      60,000       1,864,800
Emerson Electric Co.....................      20,000       1,053,000
Gannett Co., Inc........................      25,000       1,939,000
Johnson Controls, Inc...................      25,000       2,365,000
Leggett & Platt, Inc....................      25,000         540,750
McClatchy Co. ..........................      35,000       2,081,800
TJX Cos., Inc...........................      50,000         971,000
                                                        ------------
                                                          10,815,350
                                                        ------------

CONSUMER PRODUCTS  (2.6%)
Anheuser-Busch Cos., Inc................      50,000       2,467,000
Aptargroup, Inc.........................      40,000       1,467,600
                                                        ------------
                                                           3,934,600
                                                        ------------

CONSUMER STAPLES  (6.3%)
Alberto-Culver Company Class A..........      30,000       1,721,700
Clorox Co. .............................      20,000         917,400
Hershey Foods Corp......................      25,000       1,817,000
Kimberly-Clark Corp.....................      10,000         513,200
Procter & Gamble Co.....................      20,000       1,856,400
Sysco Corp..............................      60,000       1,962,600
William Wrigley, Jr. Co. ...............      10,000         553,000
                                                        ------------
                                                           9,341,300
                                                        ------------

ENERGY  (1.9%)
BP Amoco PLC, ADR.......................      25,000       1,052,500
Exxon Mobil Corp........................      50,000       1,830,000
                                                        ------------
                                                           2,882,500
                                                        ------------

FINANCIAL SERVICES  (17.0%)
Bank of America Corp....................      25,000       1,951,000
Cincinnati Financial Corp...............      60,000       2,397,600
Commerce Bancshares, Inc. ..............      50,000       2,187,500
Fannie Mae..............................      30,000       2,106,000
Marsh & McLennan Cos....................      35,000       1,666,350
MBNA Corp...............................     100,000       2,280,000
Morgan Stanley .........................      25,000       1,261,500
Northern Trust Corp.....................      25,000       1,061,000
State Street Corp.......................      25,000       1,125,000
T. Rowe Price Group, Inc. ..............      40,000       1,650,400
Wachovia Corp. .........................      50,000       2,059,500
Wells Fargo & Co. ......................      50,000       2,575,000
Wilmington Trust Corp. .................     100,000       3,076,000
                                                        ------------
                                                          25,396,850
                                                        ------------


COMMON STOCKS, CONTINUED

                                           SHARES OR
                                           PRINCIPAL
SECURITY DESCRIPTION                       AMOUNT ($)       VALUE ($)
--------------------                       ----------       ---------

HEALTH CARE  (10.7%)
Becton, Dickinson & Co..................      50,000       1,806,000
Biomet, Inc.............................      50,000       1,680,500
C.R. Bard, Inc..........................      30,000       2,130,000
Dentsply International, Inc.............      50,000       2,242,000
Johnson & Johnson, Inc..................      35,000       1,733,200
Medtronic, Inc..........................      40,000       1,876,800
Merck & Co., Inc. ......................      10,000         506,200
Pfizer, Inc. ...........................      45,000       1,367,100
St. Jude Medical, Inc. (b)..............      20,000       1,075,400
Stryker Corp............................      20,000       1,506,200
                                                        ------------
                                                          15,923,400
                                                        ------------

PRODUCER PRODUCTS  (3.6%)
Carlisle Cos., Inc. ....................      20,000         872,400
General Electric Co.....................     100,000       2,981,000
Teleflex, Inc...........................      36,100       1,567,823
                                                        ------------
                                                           5,421,223
                                                        ------------

TECHNOLOGY  (9.7%)
Applied Materials, Inc. (b).............     100,000       1,814,000
Automatic Data Processing, Inc. ........      25,000         896,250
Dell, Inc. (b)..........................      50,000       1,669,500
Diebold, Inc. ..........................      45,000       2,279,250
Intel Corp..............................      90,000       2,475,900
International Business Machines Corp....      20,000       1,766,600
Microsoft Corp..........................     125,000       3,473,750
                                                        ------------
                                                          14,375,250
                                                        ------------

TRANSPORTATION  (0.3%)
C.H. Robinson Worldwide, Inc. ..........      10,200         379,542
                                                        ------------
TOTAL COMMON STOCKS.....................                  97,055,765
                                                        ------------

CORPORATE OBLIGATIONS (5.5%)

BASIC MATERIALS  (0.2%)
Weyerhaeuser Co., 7.25%, 7/1/13.........     300,000         343,058
                                                        ------------

CONSUMER CYCLICALS  (0.8%)
Eaton Corp., 8.90%, 8/15/06.............     600,000         708,261
Leggett & Platt, Inc., 6.25%, 9/9/08 (c)     500,000         554,069
                                                        ------------
                                                           1,262,330
                                                        ------------

CONSUMER STAPLES  (0.6%)
Albertson's, Inc., 6.66%, 7/21/08.......     500,000         555,915
Sysco Corp., 6.50%, 6/15/05.............     375,000         405,227
                                                        ------------
                                                             961,142
                                                        ------------

FINANCIAL SERVICES  (3.9%)
Ford Motor Credit Co., 7.20%, 6/15/07...   1,000,000       1,078,658
General Electric Capital Corp., 7.38%,
  9/15/04...............................   1,000,000       1,056,956
General Electric Capital Corp., 8.30%,
  9/20/09...............................   1,000,000       1,230,005
General Motors Acceptance Corp., 6.13%,
  9/15/06...............................     825,000         876,985
Marsh & McLennan Cos., 6.63%, 6/15/04...   1,300,000       1,347,345
                                                        ------------
                                                           5,589,949
                                                        ------------

TOTAL CORPORATE OBLIGATIONS.............                   8,156,479
                                                        ------------


                                   Continued

                                                            Boston Balanced Fund
Schedule of Portfolio Investments                 September 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (25.6%)

                                           SHARES OR
                                           PRINCIPAL
SECURITY DESCRIPTION                       AMOUNT ($)       VALUE ($)
--------------------                       ----------       ---------

FEDERAL FARM CREDIT BANK  (4.3%)
6.80%, 10/12/07.........................   3,000,000       3,457,524
6.30%, 12/20/10.........................   2,500,000       2,872,013
                                                        ------------
                                                           6,329,537
                                                        ------------

FEDERAL HOME LOAN BANK  (2.7%)
5.04%, 10/14/08.........................     500,000         543,116
6.875%, 8/13/10.........................   3,000,000       3,536,631
                                                        ------------
                                                           4,079,747
                                                        ------------

U.S. TREASURY INFLATION PROTECTED BONDS  (18.6%)
3.50%, 1/15/11..........................  17,500,000      20,929,348
3.00%, 7/15/12..........................   6,000,000       6,723,638
                                                        ------------
                                                          27,652,986
                                                        ------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS......................                  38,062,270
                                                        ------------


Fifth Third Institutional Government
Money Market Fund.......................   2,361,560      $2,361,560
                                                        ------------
Total INVESTMENT COMPANIES..............                   2,361,560
                                                        ------------

TOTAL INVESTMENTS

(Cost $122,216,233) (a) - 97.8%.........                 145,636,074
                                                        ------------
Other assets in excess of liabilities
  - 2.2%................................                   3,254,270
                                                        ------------
NET ASSETS - 100.0%.....................                $148,890,350
                                                        ============

------------
Percentages indicated are based on net assets of $148,890,350.

(a) Cost differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation         $25,752,579
         Unrealized depreciation          (2,332,738)
                                         -----------
         Net unrealized appreciation     $23,419,841
                                         ===========

(b) Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt


                        See Notes to Financial Statements

Financial Statements                                       Boston Balanced Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2003 (Unaudited)

ASSETS:
Investments, at value (cost $122,216,233).              $145,636,074
Interest and dividends receivable.........                   563,750
Receivable from investments sold..........                 2,826,537
Prepaid expenses .........................                    16,265
                                                        ------------
     TOTAL ASSETS.........................               149,042,626
                                                        ------------

LIABILITIES:
Accrued expenses and other liabilities:
  Investment adviser......................   $85,001
  Administration .........................     4,076
  Other...................................    63,199
                                             -------
     TOTAL LIABILITIES....................                   152,276
                                                        ------------
NET ASSETS................................              $148,890,350
                                                        ============

COMPOSITION OF NET ASSETS:
Capital...................................              $124,863,942
Accumulated net investment income.........                 2,145,028
Accumulated net realized losses from
  investment transactions.................                (1,538,461)
Unrealized appreciation from investments..                23,419,841
                                                        ------------
NET ASSETS................................              $148,890,350
                                                        ============
Shares outstanding (par value $0.001,
  unlimited number of shares authorized)..                 5,797,255
                                                        ============
Net Asset Value, Offering Price and
  Redemption Price per share..............                    $25.68
                                                        ============

STATEMENT OF OPERATIONS
For the six months ended September 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest ................................                 $1,491,100
Dividend ................................                    699,736
                                                        ------------
     TOTAL INVESTMENT INCOME.............                  2,190,836
                                                        ------------

EXPENSES:
  Investment adviser.....................   $537,800
  Accounting.............................      5,272
  Administration.........................    143,414
  Custodian..............................     10,331
  Transfer agency........................      8,961
  Other..................................     71,619
                                            --------
     Total expenses before fee
       reductions........................                    777,397
     Fees reduced by the Administrator...                    (35,853)
     Fees reduced by the Investment
       adviser...........................                    (23,985)
                                                        ------------
     NET EXPENSES........................                    717,559
                                                        ------------

NET INVESTMENT INCOME....................                  1,473,277
                                                        ------------

NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment
  transactions...........................                  1,689,135
Change in unrealized appreciation/
  depreciation from investments..........                  8,005,614
                                                        ------------
Net realized/unrealized gains
  from investments.......................                  9,694,749
                                                        ------------
CHANGE IN NET ASSETS FROM OPERATIONS.....               $ 11,168,026
                                                        ============

                        See Notes to Financial Statements

Financial Statements                                       Boston Balanced Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     For the six months ended
                                                                                        September 30, 2003       For the year ended
                                                                                            (Unaudited)            March 31, 2003
                                                                                            -----------            --------------

INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income ..........................................................          $  1,473,277           $  2,988,258
Net realized gains (losses) from investment transactions........................             1,689,135             (1,824,404)
Change in unrealized appreciation/depreciation from investments.................             8,005,614             (8,027,270)
                                                                                          ------------           ------------
CHANGE IN NET ASSETS FROM OPERATIONS............................................            11,168,026             (6,863,416)
                                                                                          ------------           ------------

DIVIDENDS:
  Net investment income.........................................................                    --             (2,900,000)
  Net realized gains from investment transactions...............................                    --                     --
                                                                                          ------------           ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.................................                    --             (2,900,000)
                                                                                          ------------           ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...................................................            11,142,864             15,518,088
  Dividends reinvested..........................................................                    --              2,854,987
  Cost of shares redeemed.......................................................            (5,113,131)            (7,479,852)
                                                                                          ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS............................             6,029,733             10,893,223
                                                                                          ------------           ------------
CHANGE IN NET ASSETS............................................................            17,197,759              1,129,807

NET ASSETS:
  Beginning of period...........................................................           131,692,591            130,562,784
                                                                                          ------------           ------------
  End of period ................................................................          $148,890,350           $131,692,591
                                                                                          ============           ============

SHARE TRANSACTIONS:
  Issued........................................................................               445,928                641,085
  Reinvested ...................................................................                    --                119,256
  Redeemed......................................................................              (203,253)              (310,386)
                                                                                          ------------           ------------
CHANGE IN SHARES................................................................               242,675                449,955
                                                                                          ============           ============

                       See Notes to Financial Statements

Financial Statements                                       Boston Balanced Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

                                        For the six       For the       For the      For the     For the period    For the years
                                       months ended     year ended    year ended   year ended   July 1, 1999 to    ended June 30,
                                       September 30,     March 31,     March 31,     March 31,     March 31,     ------------------
                                           2003           2003          2002          2001          2000(a)       1999      1998(b)
                                       -------------    -----------   -----------  -----------  ---------------  ------    --------
                                        (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD..    $23.71          $25.58        $24.77       $28.89        $30.22        $29.21     $23.70

INVESTMENT ACTIVITIES:
  Net investment income...............      0.25            0.57          0.55         0.59          0.40         0.52       0.46
  Net realized and unrealized gains
    (losses) from investments.........      1.72           (1.88)         1.09        (1.91)        (0.43)        2.07       5.94
  Total from investment activities....      1.97           (1.31)         1.64        (1.32)        (0.03)        2.59       6.40

DIVIDENDS:
  Net investment income...............     --              (0.56)        (0.59)       (0.58)        (0.54)       (0.49)     (0.45)
  Net realized gains from investments      --               0.00         (0.24)       (2.22)        (0.76)       (1.09)     (0.44)
                                        --------        --------      --------     --------      --------     --------   --------
  Total dividends.....................     --              (0.56)        (0.83)       (2.80)        (1.30)       (1.58)     (0.89)
                                        --------        --------      --------     --------      --------     --------   --------
NET ASSET VALUE, END OF PERIOD........    $25.68          $23.71        $25.58       $24.77        $28.89       $30.22     $29.21
                                        ========        ========      ========     ========      ========     ========   ========

TOTAL RETURN..........................      8.31%          (5.16%)        6.78%       (5.00%)       (0.63%)(C)    9.34%     27.55%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000's)   $148,890        $131,693      $130,563     $116,627      $136,486     $147,020   $121,941
  Ratio of expenses to average net
    assets............................      1.00%           1.00%         1.00%        1.00%         1.00%(d)     0.95%      1.00%
  Ratio of net investment income to
    average net assets................      2.05%           2.34%        2.26%         2.01%         1.75%(d)     1.87%      1.85%
  Ratio of expenses to average
    net assets........................      1.08%(e)        1.07%(e)     1.09%(e)      1.10%(e)      1.09%(d)(e)  0.95%      1.00%
  Portfolio turnover..................     22.42%          20.77%       24.01%        20.17%        28.72%(d)    23.61%     22.71%



(a) Subsequent to the annual report at June 30, 1999, the Fund changed its fiscal year end to March 31.
(b) Per share data has been restated to give effect to a 4-for-1 stock split to shareholders of record as of the close on January 9, 1998.
(c)  Not annualized.
(d)  Annualized.
(e) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.


                        See Notes to Financial Statements

                                                            Boston Balanced Fund
Notes to Financial Statements                     September 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

1.   Organization:

     The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Boston Balanced Fund (the "Fund"). The Fund is a separate series of the Coventry Group. Financial statements for all other series are published separately.

2.   Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of discount or premium. Dividend income is recorded on the ex-dividend date.

     EXPENSE ALLOCATION:

     Expenses directly attributable to a Fund are generally charged directly to that Fund. Expenses relating to the Group are generally allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

     The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

     FEDERAL INCOME TAXES:

     The Fund is a separate entity for federal tax purposes. The Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. For federal income tax purposes, the Fund has a capital loss carry forward of $1,757,827 available to offset future realized gains, if any, which is broken down by expiration date as follows. Accordingly, no provision for federal tax is required.

                            Amount          Expiration
                            ------          ----------
                          $1,398,801           2010
                            $353,026           2011


                                   Continued

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Fund. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.75%.

     ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Fund as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.20%.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's distribution agent.

     CUSTODIAN, TRANSFER AGENCY, AND FUND ACCOUNTING:

     Boston Trust & Investment Management Company acts as the Fund's custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Fund. For these services to the Fund, BISYS Ohio receives an annual fee accrued daily and paid monthly.

     FEE REDUCTIONS:

     The Investment Adviser has agreed to reduce its fees payable by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to repayment by the Fund within three years provided the Fund is able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the six months ended September 30, 2003, the Investment Advisor reimbursed $23,985 in fees. As of September 30, 2003 the Investment Adviser may recoup $97,801 from the Boston Balanced Fund.

     BISYS Ohio has agreed to reduce its administrative fees. For the period ended September 30, 2003, BISYS Ohio voluntarily waived $35,853 in fees.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the six months ended September 30, 2003, were $34,369,921 and $31,284,417, respectively.

5.   OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     During the six months ended September 30, 2003, the Fund declared no long-term realized gain distributions.

6.   SUBSEQUENT EVENTS:

     On October 1, 2003, the Boston Equity Fund commenced operations and will be included in this book for subsequent reporting periods.

     On October 29, 2003, the Fund's Custodian and Transfer Agent changed its name to Boston Trust & Investment Management Company.

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
Boston Trust & Investment Management Company
40 Court Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006





This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

11/03

                                [RECYCLING LOGO]
                           Printed on Recycled Paper

                         [LOGO] WALDEN ASSET MANAGEMENT
                     INVESTING FOR SOCIAL CHANGE SINCE 1975


                           WALDEN SOCIAL BALANCED FUND
                            WALDEN SOCIAL EQUITY FUND



                                                              SEMI-ANNUAL REPORT
                                                              SEPTEMBER 30, 2003

                                                             SEMI-ANNUAL REPORT
TABLE OF CONTENTS                                            SEPTEMBER 30, 2003
-------------------------------------------------------------------------------
Glossary of Terms                                                    i
Social Research and Action Update                                    1

Walden Social Balanced Fund
   Market and Performance Review                                     3
   Investment Performance                                            4
   Schedule of Portfolio Investments                                 5
   Financial Statements                                              7
   Financial Highlights                                              9


Walden Social Equity Fund
   Market and Performance Review                                    10
   Investment Performance                                           11
   Schedule of Portfolio Investments                                12
   Financial Statements                                             13
   Financial Highlights                                             15

Notes to Financial Statements                                       16

--------------------------------------------------------------------------------

GLOSSARY OF TERMS
--------------------------------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is considered a measure of the U.S. stock market as a whole.

GROSS DOMESTIC PRODUCT is the measure of the market value of the goods and services produced by labor and plant, property and equipment in the United States.

NASDAQ COMPOSITE INDEX is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

Investors cannot invest directly in an index, although they can invest in its underlying securities.


--------------------------------------------------------------------------------

                                                        WALDEN ASSET MANAGEMENT
SOCIAL RESEARCH AND ACTION UPDATE                            SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

News headlines throughout the year have persisted in reminding us of the governance challenges facing the corporate sector - the New York Stock Exchange's executive pay debacle to, more recently, serious allegations of market timing and late day trading in the mutual fund industry. The Walden Social Balanced Fund and Walden Social Equity Fund are not implicated in this growing controversy, and Walden is confident that its monitoring systems would prevent any such occurrences.

This era of scandals is simultaneously a moment for significant reforms both within individual companies and for the rules that govern them. Within this context, investor pressure continues to be essential and Walden continues to act.

Much of Walden's work is done in the public domain as we file shareholder resolutions, speak publicly, and advocate for changes at the Securities and Exchange Commission (SEC). Equally important are the behind the scenes dialogues, the quiet conversations that are not reported in the financial press but which often have significant influence on company policies and practices.

In recent months, Walden has focused on three key areas of activity related to corporate governance reforms:

PROMOTING SHAREHOLDER VOTES ON AUDITORS.
----------------------------------------

The reckless and sometimes fraudulent accounting practices that contributed to a number of stock implosions in recent years prompted Walden to write fund portfolio companies that do not allow investors to ratify Auditors on the proxy statement and urged them to change this practice. Without the ratification vote, shareholders cannot easily express concerns pertaining to auditor conflicts of interest or the proportion of fees paid to them for consulting services as opposed to auditing, among other concerns. SOUTHWEST AIRLINES agreed with us and will put its Auditor up for ratification next year - a good example of "behind the scenes persuasion" in action. Several other companies have responded that they are considering our request as well.

CAMPAIGNING FOR ANNUAL ELECTION OF ALL DIRECTORS.
-------------------------------------------------

Walden continues to work for greater Director accountability by encouraging an end to staggered (also called classified) Board structures which allow shareholders to vote on only a third of the Directors each year. Our Avon resolution seeking annual elections of each Board member was supported by 80.5 percent of shareholders, among the highest votes in U.S. corporate history. Subsequent to the annual meeting and after an internal review of its policies, Avon's CEO Andrea Jung and other senior managers met with Walden to discuss their position, which continues to favor a classified Board structure. (In August, the Walden Social Equity Fund sold its position in Avon for unrelated reasons.)

ADVOCATING FOR PUBLIC POLICY REFORMS.
-------------------------------------

A recent Harris Poll commissioned by the labor union, AFSCME, found that 85 percent of investors polled wanted companies to include shareholder nominations for corporate Boards of Directors on their annual proxy ballots for a vote. Walden agrees that the process of nominating Directors should be open to investors who at present face the undemocratic process of voting only for management's slate of Director nominees. On October 8, the SEC proposed for comment a new rule that would allow investors to do just that. As part of this process, Walden submitted to the SEC public comments promoting increased shareholder access to the proxy for investor nominated Directors, in addition to enhanced communications and disclosure, as a means of improving investor confidence and board accountability.

Walden also continues various shareholder advocacy initiatives on a wide range of social and environmental issues (see Investing for Social and Environmental Change, next), using the voice and power of investment leverage as a force for change.

                  INVESTING FOR SOCIAL AND ENVIRONMENTAL CHANGE
                  ---------------------------------------------

        Recent Progress and Results of Advocacy for Walden Social Equity
                      Fund and Walden Social Balanced Fund

                                    EQUALITY

PURSUING GREATER CORPORATE ACCOUNTABILITY ON EQUAL EMPLOYMENT OPPORTUNITY (EEO)
-------------------------------------------------------------------------------
PRACTICES
---------

Walden's "Equal Employment Opportunity Report" shareholder resolution filed at HERMAN MILLER was withdrawn in July. The company agreed to augment its web site to reflect more fully its EEO commitments, policies and practices, and to provide comprehensive data on the gender and racial composition of its workforce to investors upon request. Similarly, Walden withdrew a comparable resolution at ILLINOIS TOOL WORKS earlier in the year upon reaching the same agreement.

SEEKING INCLUSIVE NONDISCRIMINATION POLICIES AND PRACTICES
----------------------------------------------------------

Two holdings, ALLTEL and DOVER, received Walden led shareholder resolutions in 2003 asking for an amendment to their company nondiscrimination policies to explicitly include sexual orientation. Respectively, 11.7% and 42.8% of shareholders voted for the resolutions, making the Dover result among the highest levels of

Walden Asset Management, a division of Boston Trust & Investment Management Company, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for Boston Trust Investment Management, Inc. ("the Adviser") and is paid a fee for these services by the Adviser.
Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.


--------------------------------------------------------------------------------

                                                        WALDEN ASSET MANAGEMENT
SOCIAL RESEARCH AND ACTION UPDATE                            SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


support ever for a shareholder resolution on a social issue. Several other companies, including Ecolab, have confirmed that they have inclusive policies.

TAKING ACTION ON PREDATORY LENDING
----------------------------------

Walden has corresponded with Wells Fargo to understand its views on, and response to, recent reports that the bank has engaged in improper lending practices within its subprime loan division. We continue to monitor Wells Fargo's subprime mortgage activities.

                        LABOR STANDARDS AND HUMAN RIGHTS

ADDRESSING CHILD LABOR IN CARPET MANUFACTURING
----------------------------------------------

Partly in response to investor pressure, The Home Depot is exploring the possibility of a partnership with RUGMARK, an independent monitoring organization dedicated to eliminating illegal child labor in an industry notorious for its poor record. Walden is leading an investor coalition in support of this initiative.

ADVOCATING FOR COMPREHENSIVE LABOR STANDARDS AND INDEPENDENT MONITORING
-----------------------------------------------------------------------

Walden continues to encourage TJX to tighten its vendor standards in an effort to curtail sweatshop conditions that are prevalent in apparel manufacturing. Recently, TJX has reviewed and updated its policies and posted them on the company web site, including a new statement respecting the rights of workers to associate freely and form unions.

                                   ENVIRONMENT

PUSHING FOR STRONGER COMMITMENTS TO RECYCLING AND CONSERVATION
--------------------------------------------------------------

DELL recently published an environmental report that included a pledge to provide baseline computer recycling statistics and to establish and publish specific computer recycling goals by March 2004. Walden has been an active participant in an investor dialogue pressing Dell for greater leadership on "taking back" computers for recycling and safe disposal. Also, in an August meeting with Intel we pressed for the adoption of water use reduction goals.

WORKING FOR ALTERNATIVE ENERGY PRODUCTION AND MINIMIZING CLIMATE CHANGE
-----------------------------------------------------------------------

Walden has met with BP executives twice in recent months, in a private meeting in the UK and as coordinator of a meeting of investors in our Boston office. We continue to discuss many issues: keeping the Arctic National Wildlife Refuge free from drilling, increasing BP's renewable energy sources, and protecting human rights. Additionally, Walden is organizing and leading discussions within the broader social investment community on the role of insurance companies in confronting climate change. We are continuing our discussions with MARSH MCLENNAN and making initial inquiries at AMERICAN INTERNATIONAL GROUP.


--------------------------------------------------------------------------------
                                       2

FINANCIAL MARKETS AND THE WALDEN                         WALDEN ASSET MANAGEMENT
SOCIAL BALANCED FUND                                          SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

The stock market was up during the first week of the third quarter, rising 3.4% from July 1 until the July 8, 2003 but it was down for the rest of the quarter. We believe renewed speculation in technology stocks fueled, and still fuel, that impression. Prices of even marginal technology companies rose sharply amid hopes that an improving economy would lead to a recovery in revenues and a return to profitability, and perhaps even growth. Investor memories of the last three years of financial carnage seemed to have evaporated in July. By the end of third quarter 2003, however, most of the modest run-up was largely reversed. Equities ended up 2.6% for the whole quarter. Technology stocks remained strong, up 10.7%.

The ride of the stock market, however, was nothing compared to that of the bond market. The bond market was the initial focus of investor attention. After dropping to a yield of just 3.1% in mid-June, a level last touched during the Kennedy Administration, the 10-year U. S. Treasury bond yield increased to 4.4% by the end of July. This sharp yield increase resulted in a loss of roughly 10% in principal value, the largest monthly decline in over twenty years. Bond yields increased partly in reaction to more convincing evidence that business trends had finally begun to improve, which implied an end to the Federal Reserve's interest rate cuts. In hindsight, it is also clear that the decline to 3.1% was excessive, driven more by short-term investor emotion than sustainable economic fundamentals.

If we could manage monies with foresight as perfect as hindsight, we would churn portfolios with abandon, and performance would be staggeringly high. In the real world of uncertainty, however, we look beyond this kind of short-term volatility to find what could underpin financial developments longer-term. If we can succeed in that understanding, we believe the returns may not be spectacular, but they should be rewarding nevertheless.

As the summer progressed, we looked for evidence that economic growth was likely to accelerate sufficiently to support an increase in corporate profits and employment. Indicators were mixed, but sufficient enough for us to gain greater confidence that the monetary and fiscal initiative will support continued if modest, improvement in business trends in the months ahead. The falling dollar strengthened reported corporate news and provided the possibility for better current account and foreign trade deficit balances. In our last report, we indicated that we were increasing equity allocation in the Walden Social Balanced Fund. We continued to do so as of September 30, 2003 the portfolio is approximately 61% in equities.

Due to a combination of more stocks, better than average bond performance, and better equity segment performance during the Third Quarter of 2003 (equities in the Fund rose 4.47% versus the market's 2.64%) the Fund has now returned 7.63% for the year to date. For the past twelve months, the Fund is up 11.56%. After several years of lackluster absolute performance (though very strong relative results), it is a pleasure to report positive results. As we outline in the sections that follow, we remain optimistic about the economic and stock market outlook in the months ahead and will seek to sustain an attractive absolute return for the full calendar year.

ECONOMIC OUTLOOK AND SUMMARY

We remain unusually optimistic about the economic and stock market outlook in the months ahead.

How can that be so, especially when it feels so gloomy out there? The answer is that economic data has been favorable through the summer and continues to be, with the one huge and obvious exception of job formation. Aided by continued high levels of expenditures for both housing and automobiles, consumer spending remains a primary area of strength. Since it accounts for the overwhelming bulk of economic activity, such strength is economically essential in the short run; it is, in many respects, the economy.

Long-depressed business capital spending also grew modestly this quarter. In the government sector, sharp increases in Federal expenditures more than offset softness in state and local spending related to budget constraints. Those Federal deficits are the right medicine, for the moment. Many economists have forecasted that these positive trends should continue over the next year or two and support annualized real Gross Domestic Product(1) (the "GDP") growth, perhaps near 3% to 4% per annum. We share their view, while recognizing the uncertainty inherent in such forecasts. Certainly, it bodes well for the Administration and its re-election.

(1) For a complete performance history on the Fund and benchmark comparisons, please refer to page 4. For definitions and descriptions of terms, please refer to the Glossary of Terms on page (i).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-282-8782 OR VISIT OUR WEBSITE AT www.bostontrust.com.

--------------------------------------------------------------------------------
                                       3

FINANCIAL MARKETS AND THE WALDEN                         WALDEN ASSET MANAGEMENT
SOCIAL BALANCED FUND (CONT.)                                  SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

So why has the economy failed to create new jobs amid the current recovery? Indeed, the absolute number of people employed has actually declined over the past year, and there are nearly 3 million fewer people working in America today than there were as recently as February, 2001, when we reached an employment peak of just over 132 million jobs. The lack of sufficient jobs is obviously a severe problem for those unemployed and has also led to softness in most surveys of overall consumer confidence, if not consumer behavior.

Over the past year, more than one hundred percent of all jobs lost were lost in manufacturing. How is that possible? Because employment in both government and private service industries has increased. The same was true in 2001 and 2002.

Corporations have moved millions of manufacturing jobs to lower cost countries, either by building plants overseas or by deciding simply to source products internationally. This decades-long trend accelerated in recent years following advances in communication and growth in world trade as political barriers fell. Most of these manufacturing jobs will not return, at least not for the near future. Fierce price competition will not allow higher cost domestic manufacturers to survive on a broad scale. The good news is that there are now fewer manufacturing jobs around to lose in the future. Manufacturing employment is below 15 million, just 11% of total employment in the United States. If real GDP growth is above 3%, we expect growth in service sector employment to be sufficient to offset any further weakness in manufacturing in the months ahead.

We believe that in the next few years, job growth is likely to be modest and irregular, and it is likely to be a prime area of debate in the upcoming Presidential election.

INVESTMENT STRATEGY

Our preference for stocks reflects primarily low absolute bond yields rather than particularly cheap stock prices. We believe absent a recession, however, stocks should continue to provide a total return greater than the low interest rates currently available in bonds or cash (money market instruments). We would reverse direction quickly if the economic environment were to deteriorate.

We have invested a greater percentage of equity assets in companies that could benefit comparatively from stronger economic growth, more economically cyclical than stable (a retailer like ROSS STORES (0.7%) rather than a manufacturer of stock consumer items like Kimberly Clark, for example). We have also increased the allocation to mid-size companies that have sound competitive positions in their industries, like IMS HEALTH (0.6%), a pharmaceutical database company, and EXPEDITORS (0.3%), a freight consolidator, while not sacrificing our preference for companies with high financial quality. As we have often noted, higher quality securities tend to underperform during periods of sharp price gains and decline by a lesser amount in bear markets. Our experience is that performance over long periods is not sacrificed.(1)

Most of the movement from bonds to stocks over the summer months involved additions to existing equity holdings where the outlook for future growth in the companies' revenues and profits remained favorable. These included additional investments in such long-held stocks as BANK OF AMERICA (1.1%), COSTCO (1.2%), and WASHINGTON POST (0.6%). We also added to more recently established investments in NOVARTIS (0.5%) (a leading European drug company), RESPIRONICS (1.0%) (a company specializing in sleep apnea solutions), and Teva (0.7%) (the largest generic manufacturer, an Israeli company).+



Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.

(1) Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-282-8782 OR VISIT OUR WEBSITE AT www.bostontrust.com.


--------------------------------------------------------------------------------
                                       4

INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

Fund Net Asset Value:  $10.01                                                                 Average Annual Total Returns
                                                                                                 as of September 30, 2003
                                                                                              -------------------------------
                                                           Quarter            Six                            Since Inception
                                                           to Date           Month            1 Year          June 20, 1999
                                                           -------           -----            ------          -------------
   Walden Social Balanced Fund(1)                           2.25%            9.64%            11.56%              1.51%
   Lipper Flexible Portfolio Funds Average(2)               0.19%            3.67%             4.39%              0.24%
   Standard & Poor's 500 Stock Index(2)                     2.65%           18.44%            24.37%             -4.05%
   Lehman Brothers Government/Credit Bond Index(2)         -0.02%            4.25%             6.01%              7.98%
   90-Day U.S. Treasury Bills(2)                            0.24%            0.50%             1.12%              3.30%

(1) After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

(2) Data calculated for the indices indicated was calculated based on the closest calendar date to the Fund inception available for the index.

The Standard & Poor's 500 Stock Index is an index of stocks that measure the asset-weighted performance of 500 stocks of large-capitalization companies. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. Government Agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury Bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Flexible Portfolio Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index, although they may invest in the underlying securities.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-282-8782 OR VISIT OUR WEBSITE AT www.bostontrust.com.




--------------------------------------------------------------------------------

                                                     WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                 SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (60.0%)

SECURITY DESCRIPTION                       SHARES   VALUE ($)
--------------------                       ------   ---------
BASIC MATERIALS (2.9%)
Bemis Co., Inc..........................    3,000    132,900
Donaldson Co., Inc......................    6,000    323,400
Praxair, Inc. ..........................    2,800    173,460
                                                  ----------
                                                     629,760
                                                  ----------
CAPITAL GOODS (1.3%)
Dover Corp..............................    4,000    141,480
Illinois Tool Works.....................    2,000    132,520
                                                  ----------
                                                     274,000
                                                  ----------
COMMUNICATION SERVICES (1.8%)
Bellsouth Corp. ........................    2,900     68,672
CenturyTel, Inc.........................    6,000    203,340
Nokia Corp., ADR........................    7,000    109,200
                                                  ----------
                                                     381,212
                                                  ----------
CONSUMER CYCLICALS (6.2%)
AutoZone, Inc. (b)......................    2,200    196,966
Costco Wholesale Corp. (b)..............    8,500    264,180
Home Depot, Inc. .......................    3,200    101,920
Honda Motor Co. Ltd., ADR...............    6,000    120,960
Leggett & Platt, Inc....................    6,000    129,780
McClatchy Co............................    2,000    118,960
Omnicom Group, Inc......................    4,000    287,400
Washington Post Co. ....................      180    119,700
                                                  ----------
                                                   1,339,866
                                                  ----------
CONSUMER PRODUCTS (1.1%)
Aptargroup, Inc.........................    4,000    146,760
Herman Miller, Inc......................    4,000     91,080
                                                  ----------
                                                     237,840
                                                  ----------
CONSUMER STAPLES (3.9%)
Alberto-Culver Company - Class A........    2,500    143,475
Colgate-Palmolive Co....................    4,000    223,560
CVS Corp................................    4,000    124,240
Hershey Foods Corp......................    1,600    116,288
Pepsico, Inc............................    2,600    119,158
Sysco Corp..............................    3,500    114,485
                                                  ----------
                                                     841,206
                                                  ----------
EDUCATIONAL SERVICES (0.6%)
DeVry, Inc. (b).........................    5,000    118,300
                                                  ----------
ENERGY 2.0%)
BP Amoco PLC, ADR.......................   10,000    421,000
                                                  ----------
FINANCIAL SERVICES 12.7%)
Bank of America Corp....................    3,000    234,120
BB&T Corp...............................    3,780    135,740
Cincinnati Financial Corp...............    6,000    239,760
Commerce Bancshares, Inc................    5,000    218,750
Fannie Mae..............................    5,400    379,079
John Hancock Financial Services, Inc....    3,000    101,400
Marsh & McLennan Cos....................    3,000    142,830
MBNA Corp...............................   11,000    250,800
Northern Trust Corp.....................    3,700    157,028

COMMON STOCK, CONTINUED
SECURITY DESCRIPTION                       SHARES   VALUE ($)
--------------------                       ------   ---------
FINANCIAL SERVICES, CONTINUED
State Street Corp. .....................    4,000    180,000
T. Rowe Price Group, Inc. ..............    5,000    206,300
Wells Fargo & Co. ......................    5,000    257,500
Wilmington Trust Corp. .................    8,000    246,080
                                                  ----------
                                                   2,749,387
                                                  ----------
HEALTH CARE (12.8%)
Amgen, Inc. (b).........................    2,000    129,140
Biomet, Inc.............................    6,000    201,660
C.R. Bard, Inc. ........................    2,000    142,000
Cardinal Health, Inc....................    2,500    145,975
Dentsply International, Inc.............    3,000    134,520
Hillenbrand Industry, Inc...............    2,000    112,840
IMS Health, Inc.........................    6,000    126,600
Johnson & Johnson, Inc..................    5,000    247,600
Medtronic, Inc..........................    7,600    356,592
Novartis AG - ADR.......................    3,000    116,520
Patterson Dental Co. (b)................    4,000    230,320
Pfizer, Inc.............................    7,700    233,926
Respironics, Inc. (b)...................    5,000    208,900
St. Jude Medical, Inc. (b)..............    2,000    107,540
Stryker Corp............................    1,600    120,496
Teva Pharmaceutical Industries LTD......    2,500    142,875
                                                  ----------
                                                   2,757,504
                                                  ----------
PRODUCER PRODUCTS (2.0%)
Baldor Electric Co. ....................    5,000    105,550
Carlisle Cos., Inc. ....................    3,000    130,860
Teleflex, Inc...........................    4,500    195,435
                                                  ----------
                                                     431,845
                                                  ----------
RETAIL STORES (1.2%)
Ross Stores, Inc. ......................    3,000    139,080
TJX Cos., Inc...........................    6,000    116,520
                                                  ----------
                                                     255,600
                                                  ----------
TECHNOLOGY (9.5%)
Adobe Systems, Inc. ....................    4,000    157,040
Affiliated Computer Services, Inc. (b)..    5,800    282,402
Applied Materials, Inc. (b).............   13,300    241,262
Automatic Data Processing, Inc..........    7,000    250,950
Cisco Systems, Inc. (b).................    8,000    156,320
Dell, Inc. (b)..........................    4,000    133,560
EMC Corp. (b)...........................      200      2,526
Hewlett-Packard Co......................    6,000    116,160
Intel Corp. ............................    6,000    165,060
International Business Machines Corp....    1,500    132,495
Jabil Circuit, Inc. (b).................    5,000    130,250
KLA-Tencor Corp. (b)....................    2,500    128,500
Microsoft Corp..........................    5,000    138,950
                                                  ----------
                                                   2,035,475
                                                  ----------
TRANSPORTATION (2.0%)
Expeditors International of
 Washington, Inc.                           2,000     68,820
Southwest Airlines......................    9,750    172,575
United Parcel Service, Inc. - Class B...    3,000    191,400
                                                  ----------
                                                     432,795
                                                  ----------
TOTAL COMMON STOCKS.....................          12,905,790
                                                  ----------

                                   Continued
--------------------------------------------------------------------------------
                                       6

                                                     WALDEN SOCIAL BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                 SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (28.8%)

                                        SHARES OR
                                        PRINCIPAL
SECURITY DESCRIPTION                    AMOUNT ($)   VALUE ($)
--------------------                    --------     ---------
FEDERAL FARM CREDIT BANK (3.2%)
5.95%, 3/5/08...........................  100,000    112,473
6.00%, 3/7/11...........................  500,000    565,191
                                                  ----------
                                                     677,664
                                                  ----------
FEDERAL HOME LOAN BANK (2.4%)
6.38%, 11/14/03.........................  250,000    251,577
7.36%, 7/1/04...........................  250,000    261,737
                                                  ----------
                                                     513,314
                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.5%)
5.13%, 2/13/04..........................  106,000    107,569
5.25%, 1/15/09..........................  500,000    547,953
6.00%, 5/15/11..........................  350,000    396,092
                                                  ----------
                                                   1,051,614
                                                  ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.6%)
6.50%, 2/15/32..........................  156,951    164,931
6.50%, 5/15/32..........................  579,603    609,073
                                                  ----------
                                                     774,004
                                                  ----------
HOUSING AND URBAN DEVELOPMENT (3.6%)
7.15%, 8/1/04...........................  500,000    524,902
7.50%, 8/1/11...........................  200,000    238,623
                                                  ----------
                                                     763,525
                                                  ----------
U.S. TREASURY INFLATION PROTECTED BONDS (11.1%)
3.63%, 1/15/08..........................1,000,000  1,277,575
3.00%, 7/15/12..........................1,000,000  1,120,606
                                                  ----------
                                                   2,398,181
                                                  ----------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS.............................           6,178,302

INVESTMENT COMPANIES (8.4%)
Fifth Third Institutional Government
Money Market Fund.......................1,078,199  1,078,199
Fifth Third Prime Money Market Fund.....  719,621    719,621
                                                  ----------
TOTAL INVESTMENT COMPANIES..............           1,797,820
                                                  ----------
CERTIFICATES OF DEPOSIT (1.5%)
Albina Community BanCorp, 4.30%, 3/15/05   25,000     25,000
Central Appalachian Peoples Federal
Credit Union, 5.25%, 3/14/04............   25,000     25,000
Community Capital Bank, 4.57%, 7/20/04..   50,000     50,000
Elk Horn Bank, 4.91%, 3/14/04...........   25,000     25,000
Northeast Community Federal
Credit Union, 1.00%, 3/15/05............   25,000     25,000
Quitman TRI-COUNTY Bank, 2.00%, 1/9/06..   25,000     25,000
Shorebank Pacific Bank, 1.35%, 2/10/04..   50,000     50,000
Shorebank Pacific Bank, 4.55%, 7/13/04..   50,000     51,200
Vermont Development Credit, 5.20%, 7/13/04 50,000     50,000
                                                  ----------
Total Certificates of Deposit...........             326,200
                                                  ----------
MUNICIPAL BONDS (1.0%)
                                       PRINCIPAL
SECURITY DESCRIPTION                   AMOUNT ($) VALUE ($)
--------------------                   ---------- ---------
MASSACHUSETTS 1.0%)
Massachusetts State Port Authority
Revenue, 6.30%, 7/1/05..................  200,000    214,772
                                                  ----------
TOTAL MUNICIPAL BONDS...................             214,772
                                                  ----------
TOTAL INVESTMENTS
(COST $20,269,115) (a) - 99.7%..........          21,422,884
                                                  ----------
Other assets in excess of liabilities - 0.3%          55,277
                                                  ----------
NET ASSETS - 100.0%.....................         $21,478,161
                                                  ----------

Percentages indicated are based on net assets of $21,478,161.

(a) Cost differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation             $1,947,695
   Unrealized depreciation               (793,925)
                                       ----------
   Net unrealized appreciation         $1,153,770
                                       ==========

(b) Represents non-income producing security.

ADR - American Depositary Receipt


                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                WALDEN SOCIAL BALANCED FUND
-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2003 (Unaudited)

ASSETS:
Investments, at value (cost $20,269,114)..         $21,422,884
Interest and dividends receivable.........              72,374
Prepaid expenses .........................               4,551
                                                    ----------
     TOTAL ASSETS.........................          21,499,809
                                                    ----------
LIABILITIES:
Accrued expenses and other liabilities:
  Investment adviser...................... $9,558
  Administration .........................    587
  Other................................... 11,503
                                           ------
     TOTAL LIABILITIES....................              21,648
                                                    ----------
NET ASSETS................................         $21,478,161
                                                   ===========
COMPOSITION OF NET ASSETS:
Capital...................................         $21,414,557
Accumulated net investment income.........             243,275
Accumulated net realized losses from investment
   transactions...........................          (1,333,441)
Unrealized appreciation from investments..           1,153,770
                                                   -----------
NET ASSETS................................         $21,478,161
                                                   ===========
Shares outstanding (par value $0.001, unlimited
   number of shares authorized)...........           2,144,622
                                                   ===========
Net Asset Value, Offering Price and Redemption
   Price per share........................              $10.01
                                                   ===========


STATEMENT OF OPERATIONS
For the six months ended September 30, 2003 (Unaudited)

INVESTMENT INCOME:
  Interest ...............................            $187,218
  Dividend ...............................              80,626
                                                    ----------
     TOTAL INVESTMENT INCOME..............             267,844
                                                    ----------
EXPENSES:
  Investment adviser......................$77,035
  Administration ......................... 20,543
  Accounting .............................  5,684
  Custodian ..............................  2,435
  Transfer agency.........................  8,992
  Other .................................. 14,553
                                          -------
     Total expenses before fee reductions.             129,242
     Fees reduced by the Administrator....              (5,135)
     Fees reduced by the Investment
     adviser..............................             (21,311)
     NET EXPENSES.........................             102,796
                                                    ----------
NET INVESTMENT INCOME ....................             165,048
                                                    ----------
NET REALIZED/UNREALIZED GAINS/LOSSES FROM
INVESTMENTS:
Net realized losses from investment transactions      (253,079)
Change in unrealized appreciation/depreciation
   from investments.......................           1,902,316
                                                    ----------
Net realized/unrealized gains from investments       1,649,237
                                                    ----------
CHANGE IN NET ASSETS FROM OPERATIONS......          $1,814,285
                                                    ----------

                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                WALDEN SOCIAL BALANCED FUND
-------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE SIX MONTHS ENDED
                                                                                        SEPTEMBER 30, 2003    FOR THE YEAR ENDED
                                                                                            (UNAUDITED)         MARCH 31, 2003
                                                                                            -----------         --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income .................................................................      $165,048             $351,132
Net realized losses from investment transactions.......................................      (253,079)            (247,699)
Change in unrealized appreciation/depreciation from investments........................     1,902,316           (1,768,130)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM OPERATIONS...................................................     1,814,285           (1,664,697)
                                                                                          -----------          -----------
DIVIDENDS:
  Net investment income................................................................            --             (340,000)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS........................................            --             (340,000)
                                                                                          -----------          -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..........................................................     2,353,885            4,282,014
  Dividends reinvested.................................................................            --              336,371
  Cost of shares redeemed..............................................................    (1,217,937)          (1,871,696)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...................................     1,135,948            2,746,689
                                                                                          -----------          -----------
CHANGE IN NET ASSETS...................................................................     2,950,233              741,992

NET ASSETS:
  Beginning of period..................................................................    18,527,928           17,785,936
                                                                                          -----------          -----------
  End of period.......................................................................    $21,478,161          $18,527,928
                                                                                          ===========          ===========
SHARE TRANSACTIONS:
  Issued...............................................................................       240,057              449,648
  Reinvested ..........................................................................            --               36,014
  Redeemed.............................................................................      (123,808)            (198,186)
                                                                                          -----------          -----------
CHANGE IN SHARES.......................................................................       116,249              287,476
                                                                                          ===========          ===========


                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                WALDEN SOCIAL BALANCED FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

                                                     For the six
                                                     months ended     For the      For the        For the     For the period
                                                    September 30,    year ended   year ended     year ended  June 20, 1999 to
                                                        2003          March 31,    March 31,      March 31,      March 31,
                                                     (Unaudited)         2003         2002          2001         2000 (a)
                                                     ----------       ----------   ----------    ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ........        $     9.13       $    10.22   $     9.93    $    10.69      $    10.00
                                                     ----------       ----------   ----------    ----------      ----------
INVESTMENT ACTIVITIES:
   Net investment income ....................              0.07             0.18         0.18          0.19            0.13
   Net realized and unrealized gains (losses)
   from investment transactions .............              0.81            (1.10)        0.31         (0.77)           0.65
                                                     ----------       ----------   ----------    ----------      ----------
   Total from investment activities .........              0.88            (0.92)        0.49         (0.58)           0.78
                                                     ----------       ----------   ----------    ----------      ----------
DIVIDENDS:
   Net investment income ....................              --              (0.17)       (0.20)        (0.18)          (0.09)
                                                     ----------       ----------   ----------    ----------      ----------
   Total dividends ..........................              --              (0.17)       (0.20)        (0.18)          (0.09)
                                                     ----------       ----------   ----------    ----------      ----------
NET ASSET VALUE, END OF PERIOD ..............        $    10.01       $     9.13   $    10.22    $     9.93      $    10.69
                                                     ==========       ==========   ==========    ==========      ==========
TOTAL RETURN ................................              9.64(b)         (9.00%)       4.94%        (5.57%)          7.83%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net assets at end of period (000's) ......        $   21,478       $   18,528   $   17,786    $   13,612      $   13,117
   Ratio of expenses to average net
    assets ..................................              1.00%(c)         1.00%        1.00%         1.00%           1.01%(c)
   Ratio of net investment income
    to average net assets ...................              1.61%(c)         1.95%        1.85%         1.88%           1.70%(c)
   Ratio of expenses to average net
    assets (d) ..............................              1.26%(c)         1.26%        1.28%         1.33%           1.34%(c)
   Portfolio turnover .......................             18.60%           40.07%       22.09%        29.06%          28.80%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.


                        See Notes to Financial Statements
--------------------------------------------------------------------------------
                                       10

MARKET AND PERFORMANCE                                WALDEN SOCIAL EQUITY FUND
REVIEW                                     MANAGER COMMENTARY BY ROBERT LINCOLN
--------------------------------------------------------------------------------

Investment bankers and stockbrokers generally thrive on market volatility and often fear the so-called summer doldrums, a period when many investors take a vacation from jobs and securities portfolios alike. As the third quarter began, it became evident that investor indifference would not be a problem in the summer of 2003. The bond market was the initial focus of investor attention. After dropping to a yield of just 3.1% in mid-June, a level last touched during the Kennedy Administration, the 10-year U. S. Treasury bond yield increased to 4.4% by the end of July. This sharp yield increase resulted in a loss of roughly 10% in principal value, the largest monthly decline in over twenty years. Bond yields increased partly in reaction to more convincing evidence that business trends had finally begun to improve, which implied an end to the Federal Reserve's interest rate cuts. In hindsight, it is also clear that the decline to 3.1% was excessive, driven more by short-term investor emotion than sustainable economic fundamentals.

The stock market's performance during the first part of the third quarter was comparatively less volatile, but far from tame. Renewed speculation in technology stocks remained the most notable trend. Prices of even marginal technology companies rose sharply amid hope that an improving economy would lead to a recovery in revenues and a return to profitability. Investor memories of the prior financial carnage seemed quite short to us in July. By the end of the third quarter, however, July's stock and bond price trends had reversed sufficiently to obscure the intra-quarter volatility. Indeed, the primary stock and bond indices ended the quarter virtually unchanged. Long-term investors who took a summer vacation from their jobs and their securities portfolios missed very little after all.

In managing portfolios, we strive to look beyond short-term market movements. As the summer progressed, we looked for evidence economic growth was likely to accelerate sufficiently to support an increase in corporate profits and employment. Indicators were mixed, but sufficient for us to gain greater confidence that the large monetary and fiscal initiatives in place will support improvement in business trends in the months ahead.

After several years of lackluster absolute performance (though very strong relative results), it is a pleasure to report positive results. As we outline in the sections that follow, we remain optimistic about the economic and stock market outlook in the months ahead and will seek to sustain an attractive absolute return for the full calendar year.

ECONOMIC SUMMARY & OUTLOOK

With the exception of employment, which we discuss below, the economic news was generally favorable throughout the summer. Aided by continued high levels of expenditures for both housing and automobiles, consumer spending remained the primary area of strength. We also saw a modest advance in long-depressed business capital spending. In the government sector, sharp increases in Federal expenditures more than offset softness in state and local spending related to budget constraints. We share the views of the majority of economists who have forecasted that these positive trends will continue over the next year or two and support annualized real Gross Domestic Product(1) (the "GDP") growth near 3% to 4%.

So why has the economy failed to create new jobs amid the current recovery? Indeed, employment levels have actually declined over the past year, and there are nearly 3 million fewer people working in America today than there were as recently as February, 2001, when we reached an employment peak of just over 132 million jobs. The lack of sufficient jobs is obviously a severe problem for those unemployed and has led to softness in surveys of overall consumer confidence. To understand the problem better, it is important to look within the employment statistics. Over the past year, more than 100% of the total jobs lost are attributable to the manufacturing sector. Employment in both government and service industries has increased. The same was true in 2001 and 2002.

Corporations have moved millions of manufacturing jobs to lower cost countries, either by building plants overseas or by deciding simply to source products internationally. This decades-long trend accelerated in recent years, partly due to the weak domestic economy, but even more importantly following advances in communication and growth in world trade as political barriers fell. Unfortunately, most of these manufacturing jobs will not return. Fierce price competition will not allow higher cost domestic manufacturers to survive on a broad scale. From an investment point of view, the good news is that there are now fewer manufacturing jobs to lose: manufacturing employment is below 15 million or just 11% of total employment in the United States. Provided real GDP growth is above 3%, we expect growth in service sector employment to be sufficient to offset any further weakness in manufacturing in the months ahead. Even so, job growth will be modest, irregular, and a prime area of debate in next year's Presidential election.


(1) For a complete performance history on the Fund and benchmark comparisons, please refer to page 4. For definitions and descriptions of terms, please refer to the Glossary of Terms on page (i).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PERFORMANCE IS AS OF DATE INDICATED AND MAY DIFFER FROM CURRENT PERFORMANCE DUE TO MARKET VOLATILITY. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE CALL 1-800-282-8782 OR VISIT OUR WEBSITE AT www.bostontrust.com.


--------------------------------------------------------------------------------
                                       11

MARKET AND PERFORMANCE                                WALDEN SOCIAL EQUITY FUND
REVIEW (CONT.)                             MANAGER COMMENTARY BY ROBERT LINCOLN
--------------------------------------------------------------------------------


INVESTMENT STRATEGY

The essence of investment strategy involves an assessment of prevailing stock and bond values in light of economic and corporate developments.

PORTFOLIO COMPOSITION: Elements of portfolio composition include economic sector and industry emphasis, company size, financial stability, geographic diversity, and relative stock valuation. As our confidence in the economic outlook has increased in recent months, we have invested a greater percentage of equity assets in the financial sector and in other companies that will benefit comparatively from stronger economic growth. We have also increased the allocation to mid-size companies that have sound competitive positions in their industries. These changes have not included movement away from our preference for companies with high financial quality. As noted in previous reports, higher quality securities tend to underperform during periods of sharp price gains and decline by a lesser amount in bear markets. Our experience is that performance over long times is not sacrificed.

SECURITY SELECTION: Over the summer months, we have made additions to existing positions or established new holdings in; BANK OF AMERICA (2.3%), CINCINNATI FINANCIAL (1.5%), WILMINGTON TRUST (1.8%), ILLINOIS TOOL WORKS (1.9%), TELEFLEX (1.9%), UNITED PARCEL SERVICE (1.7%), WATERS CORP. (0.8%) AND IMS HEALTH (1.2%).+


/s/ Robert Lincoln
Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.



INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

Fund Net Asset Value:  $9.69                                                                  Average Annual Total Returns
                                                                                                as of September 30, 2003
                                                                                           -----------------------------------
                                                           Quarter            Six                            Since Inception
                                                           to Date          Months            1 Year          June 20, 1999
                                                           -------          ------            ------          -------------
   Walden Social Equity Fund*                               4.19%            17.60%           21.65%             -0.25%
   Standard & Poor's 500 Stock Index**                      2.65%            18.44%           24.37%             -4.05%

+ Portfolio composition is subject to change.
* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.
** Data calculated for the indices indicated were calculated based on the closest calendar date to the Fund inception available for the index.

The Standard & Poor's 500 Stock Index is an unmanaged index of stocks that measure the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-282-8782 or visit our website at www.bostontrust.com.


--------------------------------------------------------------------------------

                                                       WALDEN SOCIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                 SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (99.6%)
SECURITY DESCRIPTION                       SHARES   VALUE ($)
--------------------                       ------   ---------
BASIC MATERIALS  (5.7%)
Air Products & Chemical, Inc............    8,800   $396,880
Bemis Co., Inc..........................    7,700    341,110
Donaldson Co., Inc......................   10,000    539,000
Ecolab, Inc.............................   13,200    333,300
Sealed Air Corp. (b)....................    7,700    363,671
                                                 -----------
                                                   1,973,961
                                                 -----------
CAPITAL GOODS  (3.0%)
Dover Corp..............................   11,000    389,070
Illinois Tool Works.....................   10,000    662,600
                                                 -----------
                                                   1,051,670
                                                 -----------
COMMUNICATION SERVICES  (1.4%)
Alltel Corp.............................    5,600    259,504
Bellsouth Corp..........................   10,000    236,800
                                                 -----------
                                                     496,304
                                                 -----------
CONSUMER CYCLICALS  (10.4%)
Costco Wholesale Corp. (b)..............   16,500    512,820
Eaton Corp..............................    5,500    487,410
La-Z-Boy, Inc...........................   20,000    444,000
Leggett & Platt, Inc....................   19,800    428,274
McClatchy Co............................   10,000    594,800
Nike, Inc...............................   10,000    608,200
Washington Post Co......................      800    532,000
                                                 -----------
                                                   3,607,504
                                                 -----------
CONSUMER NON-DURABLE  (1.0%)
Lancaster Colony Corp...................    8,800    349,976
                                                 -----------
CONSUMER PRODUCTS  (1.8%)
Aptargroup, Inc.........................   16,500    605,385
                                                 -----------
CONSUMER STAPLES  (6.9%)
Alberto-Culver Company Class A..........    6,600    378,774
Colgate-Palmolive Co....................    5,500    307,395
CVS Corp................................   10,000    310,600
Hershey Foods Corp......................    5,500    399,740
Pepsico, Inc............................    8,800    403,304
Sysco Corp..............................   17,600    575,696
                                                 -----------
                                                   2,375,509
                                                 -----------
ENERGY  (3.3%)
Apache Corp.............................    3,500    242,690
BP Amoco PLC, ADR.......................   21,000    884,100
                                                 -----------
                                                   1,126,790
                                                 -----------
FINANCIAL SERVICES  (21.2%)
American International Group, Inc.......    5,500    317,350
Bank of America Corp....................   10,000    780,400
Chubb Corp..............................    5,500    356,840
Cincinnati Financial Corp...............   13,000    519,480
Commerce Bancshares Inc.................   11,000    481,250
Fannie Mae..............................   10,000    702,000
John Hancock Financial Services, Inc....   15,000    507,000
Marsh & McLennan Cos....................   11,000    523,710
Northern Trust Corp.....................   13,200    560,208
State Street Corp.......................   12,000    540,000
T. Rowe Price Group, Inc................   16,500    680,790
Wells Fargo & Co........................   14,000    721,000
Wilmington Trust Corp...................   20,000    615,200
                                                 -----------
                                                   7,305,228
                                                 -----------
HEALTH CARE  (20.5%)
Amgen, Inc. (b).........................    6,000    387,420
Becton, Dickinson & Co..................   11,000    397,320
                                                 -----------
COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                       SHARES   VALUE ($)
--------------------                       ------   ---------
HEALTH CARE, CONTINUED
Biomet, Inc.............................   13,300    447,013
C.R. Bard, Inc..........................    8,800    624,800
Cardinal Health, Inc....................    6,600    385,374
Dentsply International, Inc.............   10,000    448,400
Hillenbrand Industry, Inc...............    7,700    434,434
IMS Health, Inc.........................   20,000    422,000
Johnson & Johnson, Inc..................   12,000    594,240
MedcoHealth Solutions, Inc. (b).........    1,326     34,383
Medtronic, Inc..........................   12,000    563,040
Merck & Co., Inc........................   11,000    556,820
Pfizer, Inc.............................   20,000    607,600
Respironics, Inc. (b)...................    8,800    367,664
St. Jude Medical, Inc. (b)..............    7,700    414,029
Teva Pharmaceutical Ltd., ADR...........    7,100    405,765
                                                 -----------
                                                   7,090,302
                                                 -----------
PRODUCER PRODUCTS  (2.7%)
Carlisle Cos., Inc......................    6,600    287,892
Teleflex, Inc...........................   15,000    651,450
                                                 -----------
                                                     939,342
                                                 -----------
RETAIL STORES  (2.4%)
Ross Stores, Inc........................   10,000    463,600
TJX Cos., Inc...........................   19,800    384,516
                                                 -----------
                                                     848,116
                                                 -----------
TECHNOLOGY  (17.6%)
Adobe Systems, Inc......................    9,000    353,340
Applied Materials, Inc. (b).............   25,000    453,500
Automatic Data Processing, Inc..........   11,000    394,350
Cisco Systems, Inc. (b).................   19,800    386,892
Dell, Inc. (b)..........................   16,500    550,935
Diebold, Inc............................   14,000    709,100
EMC Corp. (b)...........................   16,500    208,395
Intel Corp..............................   25,000    687,750
International Business Machines Corp....    5,500    485,815
Jabil Circuit, Inc. (b).................   11,000    286,550
KLA-Tencor Corp. (b)....................    7,000    359,800
Microsoft Corp..........................   25,000    694,750
Oracle Corp. (b)........................   22,000    246,840
Waters Corp. (b)........................   10,000    274,300
                                                 -----------
                                                   6,092,317
                                                 -----------
TRANSPORTATION  (1.7%)
United Parcel Service, Inc. Class B.....    9,000    574,200
TOTAL COMMON STOCKS.....................          34,436,604
                                                 -----------
INVESTMENT COMPANIES  (0.1%)
Fifth Third Institutional Government
Money Market Fund.......................   27,915     27,915
                                                 -----------
TOTAL INVESTMENT COMPANIES..............              27,915
                                                 -----------
TOTAL INVESTMENTS
(COST $31,334,830) (a) - 99.7%..........          34,464,519
                                                 -----------
Other assets in excess of liabilities - 0.3%         101,343
                                                 -----------
NET ASSETS - 100.0%.....................         $34,565,862
                                                 -----------

Percentages indicated are based on net assets of $34,565,862.

(a) Cost differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation       $5,048,851
         Unrealized depreciation       (1,919,162)
                                       ----------
         Net unrealized depreciation   $3,129,689
                                       ==========

(b)  Represents non-income producing security.

ADR - American Depositary Receipt

                        See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                  WALDEN SOCIAL EQUITY FUND
-------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
September 30, 2003 (Unaudited)

ASSETS:
Investments, at value (cost $31,334,830)..              $34,464,519
Dividends receivable......................                   33,762
Receivable for investments sold...........                   99,608
Prepaid expenses..........................                    4,504
     TOTAL ASSETS.........................               34,602,393
                                                        -----------

LIABILITIES:
Accrued expenses and other liabilities:
  Investment adviser......................$19,417
  Administration..........................    946
  Other................................... 16,168
                                          -------
     TOTAL LIABILITIES....................                   36,531
                                                        -----------
NET ASSETS................................              $34,565,862
                                                        ===========

COMPOSITION OF NET ASSETS:
Capital...................................              $34,386,950
Accumulated net investment income.........                   90,065
Accumulated net realized losses from investment
   transactions...........................               (3,040,842)
Unrealized appreciation from investments..                3,129,689
                                                        -----------
NET ASSETS................................              $34,565,862
                                                        ===========
Shares outstanding (par value $0.001, unlimited
   number of shares authorized)...........                3,565,876
                                                        ===========
Net Asset Value, Offering Price and Redemption
   Price per share........................                    $9.69
                                                        ===========


STATEMENT OF OPERATIONS
For the six months ended September 30, 2003 (Unaudited)

INVESTMENT INCOME:
Dividend..................................              $223,572
                                                      ----------
     TOTAL INVESTMENT INCOME..............               223,572
                                                      ----------
EXPENSES:
  Investment adviser......................$120,973
  Administration..........................  32,260
  Accounting..............................   3,670
  Custodian...............................   3,066
  Transfer agency.........................   8,988
  Other...................................  17,507
     Total expenses before fee reductions                186,464
     Fees reduced by the Administrator....                (8,065)
     Fees reduced by the Investment adviser              (16,871)
                                                      ----------
     NET EXENSES..........................               161,528
                                                      ----------
NET INVESTMENT INCOME.....................                62,044
                                                      ----------
NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions          433,703
Change in unrealized appreciation/depreciation
   from investments.......................             4,347,104
                                                      ----------
Net realized/unrealized gains from investments         4,780,807
                                                      ----------
CHANGE IN NET ASSETS FROM OPERATIONS......            $4,842,851
                                                      ==========

                       See Notes to Financial Statements~
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                  WALDEN SOCIAL EQUITY FUND


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE SIX MONTHS ENDED
                                                                                        SEPTEMBER 30, 2003    FOR THE YEAR ENDED
                                                                                            (UNAUDITED)         MARCH 31, 2003
                                                                                            -----------         --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income .................................................................       $62,044             $117,337
Net realized losses from investment transactions.......................................       433,703           (2,151,761)
Change in unrealized appreciation/depreciation from investments........................     4,347,104           (3,223,746)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM OPERATIONS...................................................     4,842,851           (5,258,170)
                                                                                          -----------          -----------
DIVIDENDS:
  Net investment income................................................................            --             (109,000)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS........................................            --             (109,000)
                                                                                          -----------          -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..........................................................     6,497,234            7,543,476
  Dividends reinvested.................................................................            --              108,960
  Cost of shares redeemed..............................................................    (3,224,419)          (1,450,934)
                                                                                          -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...................................     3,272,815            6,201,502
                                                                                          -----------          -----------
CHANGE IN NET ASSETS...................................................................     8,115,666              834,332

NET ASSETS:
  Beginning of period..................................................................    26,450,196           25,615,864
                                                                                          -----------          -----------
  End of period........................................................................   $34,565,862          $26,450,196
                                                                                          ===========          ===========
SHARE TRANSACTIONS:
  Issued...............................................................................       682,359              871,957
  Reinvested...........................................................................            --               12,524
  Redeemed.............................................................................      (328,038)            (170,784)
                                                                                          -----------          -----------
CHANGE IN SHARES.......................................................................       354,321              713,697
                                                                                          ===========          ===========

                        See Notes to Financial Statements
--------------------------------------------------------------------------------

Financial Statements                                 Walden Social Equity Fund


FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.


                                                 For the six
                                                 months ended        For the         For the     For the       For the period
                                                 September 30,     year ended       year ended  year ended     June 20, 1999 to
                                                     2003           March 31,        March 31,    March 31,        March 31,
                                                 (Unaudited)          2003             2002         2001           2000 (a)
                                                 ----------         ----------      ----------    ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ....        $     8.24         $    10.26      $     9.49    $    10.60      $    10.00
                                                 ----------         ----------      ----------    ----------      ----------
INVESTMENT ACTIVITIES:
  Net investment income .................              0.02               0.04            0.04          0.03            0.02
  Net realized and unrealized
   gains (losses)
   from investment transactions .........              1.43              (2.02)           0.77         (1.10)           0.67
                                                 ----------         ----------      ----------    ----------      ----------
  Total from investment activities ......              1.45              (1.98)           0.81         (1.07)           0.69
                                                 ----------         ----------      ----------    ----------      ----------
DIVIDENDS:
  Net investment income .................              --                (0.04)          (0.04)        (0.04)          (0.01)
  In excess of net realized gains .......              --                 --              --            --             (0.08)
                                                 ----------         ----------      ----------    ----------      ----------
  Total dividends .......................              --                (0.04)          (0.04)        (0.04)          (0.09)
                                                 ----------         ----------      ----------    ----------      ----------
NET ASSET VALUE, END OF PERIOD ..........        $     9.69         $     8.24      $    10.26    $     9.49      $    10.60
                                                 ==========         ==========      ==========    ==========      ==========

TOTAL RETURN ............................             17.60%            (19.34%)          8.53%       (10.12%)          6.94%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000's) ...        $   34,566         $   26,450      $   25,616    $   21,366      $   25,064
  Ratio of expenses to average net assets              1.00%              1.00%           1.00%         1.00%           1.00%(c)
  Ratio of net investment income to
   average net assets ...................              0.38%              0.48%           0.35%         0.33%           0.28%(c)
  Ratio of expenses to average
   net assets (d) .......................              1.15%              1.18%           1.18%         1.19%           1.18%(c)
  Portfolio turnover ....................             11.92%             16.10%          22.42%        45.26%          28.57%
--------------------------------------------------------------------------------------------------------------------------------

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.



--------------------------------------------------------------------------------
                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS                     SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Walden Social Balanced Fund and Walden Social Equity Fund (individually, a "Fund", collectively, the "Funds"). The Funds are a separate series of the Coventry Group. Financial statements for all other series are published separately.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of discount or premium. Dividend income is recorded on the ex-dividend date.

     EXPENSE ALLOCATION:

     Expenses directly attributable to a Fund are generally charged directly to that Fund. Expenses relating to the Group are generally allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

     The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

     FEDERAL INCOME TAXES:

     Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. For federal income tax purposes, the Walden Social Balanced Fund and Walden Social Equity Fund have capital loss carry forwards of $1,080,362 and $2,651,297, respectively, available to offset future gains, if any, which are broken down by expiration date as follows. Accordingly, no provision for federal income tax is required.

                                     AMOUNT       EXPIRES
                                     ------       -------
     Walden Social Balanced Fund    $28,136        2008
                                     17,496        2009
                                    463,541        2010
                                    571,189        2011
     Walden Social Equity Fund      368,539        2009
                                    954,245        2010
                                  1,382,513        2011


                                   Continued
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                     SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Funds. On May 12, 2001, the Investment Adviser assumed all advisory responsibilities from its parent company, Boston Trust & Investment Management Company ("Boston Trust"), the previous investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.

     ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' distribution agent.

     CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING:

     Boston Trust acts as the Funds' custodian and transfer agent. Under the custody agreement, Boston Trust receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust receives a fixed fee accrued daily and paid monthly for its services as the transfer agent for each Fund. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly for each Fund.

     FEE REDUCTIONS:

     The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the period ended September 30, 2003, the Investment Adviser reimbursed fees in the amount of $21,311 and $16,871 for the Walden Social Balanced Fund and Walden Social Equity Fund, respectively. As of September 30, 2003, the Investment Advisor may recoup $99,594 and $83,060 from the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

     BISYS Ohio has agreed to reduce its administrative fees. For the six months ended September 30, 2003, BISYS Ohio voluntarily waived fees in the amount of $5,135 and $8,065 for the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended September 30, 2003, totaled:

                                           PURCHASES             SALES
                                           ---------             -----
     Walden Social Balanced Fund          $3,630,190         $3,554,797
     Walden Social Equity Fund             7,359,169          3,738,063


5.   OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     During the six months ended September 30, 2003, the Funds declared no long-term realized gain distributions.

6.   SUBSEQUENT EVENT:

     On October 29, 2003, the Fund's Custodian and Transfer Agent changed its name to Boston Trust & Investment Company.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
Boston Trust & Investment Management Company
40 Court Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006





This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.


                                                                    Printed on
11/03                                                        [LOGO]  Recycled
                                                                      Paper

INVESTMENT ADVISOR
Signal Capital Management, Inc.
420 Main Street
Evansville, Indiana  47708

ADMINISTRATOR,
TRANSFER AGENT AND DISTRIBUTOR
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

COUNSEL
Dechert, Price & Rhodes LLP
1775 I Street, NW
Washington, DC  20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio  43215

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF THE SIGNAL FAMILY OF MUTUAL FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUND'S SHARES IS AUTHORIZED ONLY IN CASE OF CONCURRENT OR PRIOR DELIVERY OF THE FUND'S CURRENT PROSPECTUS.




[THE SIGNAL FUNDS LOGO]



SEMI-ANNUAL REPORT

SEPTEMBER 30, 2003




[SIGNAL CAPITAL MANAGEMENT LOGO]

INVESTMENT ADVISOR




SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, OLD NATIONAL BANCORP., AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

SIGNAL FUNDS
LARGE CAP GROWTH FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)



SHARES OR
PRINCIPAL               SECURITY
 AMOUNT                DESCRIPTION                                 VALUE
 ------                -----------                                 -----

        COMMON STOCKS -- 96.3%
        AEROSPACE/DEFENSE -- 2.3%
10,000  United Technologies Corp. . . . . . . . . . . .        $  772,800
                                                               ----------

        AIR FREIGHT & LOGISTICS -- 0.3%
 3,000  Expeditors International of Washington, Inc.. .           103,230
                                                               ----------

        ALUMINUM -- 1.4%
18,000  Alcoa, Inc  . . . . . . . . . . . . . . . . . .           470,880
                                                               ----------

        AUTO PARTS & EQUIPMENT -- 1.1%
 3,800  Johnson Controls, Inc.  . . . . . . . . . . . .           359,480
                                                               ----------

        COMMUNICATIONS EQUIPMENT -- 2.7%
24,000  Cisco Systems, Inc. (b) . . . . . . . . . . . .           468,960
10,000  Qualcomm, Inc.  . . . . . . . . . . . . . . . .           416,400
                                                               ----------
                                                                  885,360
                                                               ----------

        COMPUTER HARDWARE -- 4.1%
22,000  Dell Computer Corp. (b)       . . . . . . . . .           734,580
 7,000  International Business Machines Corp. . . . . .           618,310
                                                               ----------
                                                                1,352,890
                                                               ----------

        COMPUTERS - MEMORY DEVICES -- 1.2%
32,000  EMC Corp. (b) . . . . . . . . . . . . . . . . .           404,160
                                                               ----------

        CONSTRUCTION MATERIALS -- 0.6%
 4,000  Florida Rock Industries, Inc.  .  . . . . . . .           198,400
                                                               ----------

        CONSUMER FINANCE -- 1.1%
16,000  MBNA Corp.  . . . . . . . . . . . . . . . . . .           364,800
                                                               ----------

        DEPARTMENT STORES -- 1.3%
 8,000  Kohl's Corp. (b)  . . . . . . . . . . . . . . .           428,000
                                                               ----------

        DISTILLER & VINTNERS -- 1.8%
20,000  Constellation Brands, Inc. (b)  . . . . . . . .           609,800
                                                               ----------

        DIVERSIFIED FINANCIAL SERVICES -- 4.8%
26,500  Citigroup, Inc. . . . . . . . . . . . . . . . .         1,206,015
 9,000  State Street Corp.  . . . . . . . . . . . . . .           405,000
                                                               ----------
                                                                1,611,015
                                                               ----------

        EXCHANGE TRADED FUNDS -- 1.0%
18,000  Technology Select Sector SPDR . . . . . . . . .           329,040
                                                               ----------

        FINANCE - INVESTMENT BANKERS AND BROKERS -- 2.8%
 6,000  Goldman Sachs Group, Inc. . . . . . . . . . . .           503,400
 5,800  Legg Mason, Inc.  . . . . . . . . . . . . . . .           418,760
                                                               ----------
                                                                  922,160
                                                               ----------

        FOOD DISTRIBUTORS -- 1.2%
12,500  Sysco Corp. . . . . . . . . . . . . . . . . . .           408,875
                                                               ----------

        GENERAL MERCHANDISE -- 3.7%
17,500  Family Dollar Stores. . . . . . . . . . . . . .           698,075
14,300  Target Corp.  . . . . . . . . . . . . . . . . .           538,109
                                                               ----------
                                                                1,236,184
                                                               ----------

SHARES OR
PRINCIPAL               SECURITY
 AMOUNT                DESCRIPTION                                 VALUE
 ------                -----------                                 -----

       HEALTHCARE - DISTRIBUTION/SERVICES -- 2.4%
 6,500 Express Scripts, Inc., Class A (b) . . . . . . .        $  397,475
11,000 Lincare Holdings, Inc. (b) . . . . . . . . . . .           403,150
                                                               ----------
                                                                  800,625
                                                               ----------

       HEALTHCARE - EQUIPMENT -- 3.6%
13,000 Medtronic, Inc.  . . . . . . . . . . . . . . . .           609,960
 7,600 Stryker Corp.  . . . . . . . . . . . . . . . . .           572,356
                                                               ----------
                                                                1,182,316
                                                               ----------

       HEALTHCARE - MANAGED CARE -- 2.0%
 9,400 Anthem, Inc. (b)   . . . . . . . . . . . . . . .           670,502
                                                               ----------

       HOTELS & MOTELS -- 0.6%
 7,000 Choice Hotels International, Inc. (b)  . . . . .           203,140
                                                               ----------

       HOUSEHOLD PRODUCTS -- 2.1%
12,500 Colgate-Palmolive Co.  . . . . . . . . . . . . .           698,625
                                                               ----------

       HYPER MARKETS & SUPER CENTERS -- 1.4%
 8,500 Wal-Mart Stores, Inc.  . . . . . . . . . . . . .           474,725
                                                               ----------

       INDUSTRIAL CONGLOMERATES -- 3.9%
12,400 3M Co. . . . . . . . . . . . . . . . . . . . . .           856,468
14,800 General Electric Co. . . . . . . . . . . . . . .           441,188
                                                               ----------
                                                                1,297,656
                                                               ----------

       INDUSTRIAL GASES -- 1.3%
 6,800 Praxair, Inc.  . . . . . . . . . . . . . . . . .           421,260
                                                               ----------

       INSURANCE - BROKERS -- 1.8%
12,500 Marsh & McLennan Cos., Inc.  . . . . . . . . . .           595,125
                                                               ----------

       INSURANCE - LIFE/HEALTH -- 1.0%
10,000 AFLAC, Inc.  . . . . . . . . . . . . . . . . . .           323,000
                                                               ----------

       INSURANCE-MULTI-LINE -- 2.4%
13,600 American International Group, Inc. . . . . . . .           784,720
                                                               ----------

       MACHINERY - INDUSTRIAL -- 4.3%
 6,700 Danaher Corp.  . . . . . . . . . . . . . . . . .           494,862
 9,000 Illinois Tool Works, Inc.  . . . . . . . . . . .           596,340
 6,100 Ingersoll-Rand Co.-ADR.  . . . . . . . . . . . .           325,984
                                                               ----------
                                                                1,417,186
                                                               ----------

       OIL & GAS - INTEGRATED -- 3.9%
17,500 BP Plc-ADR . . . . . . . . . . . . . . . . . . .           736,750
15,000 Exxon Mobil Corp.  . . . . . . . . . . . . . . .           549,000
                                                               ----------
                                                                1,285,750
                                                               ----------

       OIL & GAS EXPLORATION SERVICES -- 2.0%
 7,150 Apache Corp. . . . . . . . . . . . . . . . . . .           495,781
 3,900 Pogo Producing Co.   . . . . . . . . . . . . . .           176,592
                                                               ----------
                                                                  672,373
                                                               ----------

       PERSONAL PRODUCTS -- 1.3%
 6,500 Avon Products, Inc.  . . . . . . . . . . . . . .           419,640
                                                               ----------


                                   continued

SIGNAL FUNDS
LARGE CAP GROWTH FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY
 AMOUNT                DESCRIPTION                                 VALUE
 ------                -----------                                 -----

          COMMON STOCKS, CONTINUED
          PHARMACEUTICALS -- 5.4%
    5,200 Barr Laboratories, Inc. (b) . . . . . . . . . . . .     $  354,692
   15,200 Johnson & Johnson . . . . . . . . . . . . . . . . .        752,704
   24,000 Pfizer, Inc.. . . . . . . . . . . . . . . . . . . .        729,120
                                                                   1,836,516
                                                                  ----------

          PREPACKAGED SOFTWARE -- 0.5%
    4,500 DST Systems, Inc. (b) . . . . . . . . . . . . . . .        169,200
                                                                  ----------

          REGIONAL BANKS -- 3.7%
   14,500 BB&T Corp.  . . . . . . . . . . . . . . . . . . . .        520,695
   24,000 SouthTrust Corp.  . . . . . . . . . . . . . . . . .        705,360
                                                                  ----------
                                                                   1,226,055
                                                                  ----------

          REITS - EQUITY OFFICE -- 1.7%
   20,000 Equity Office Properties  . . . . . . . . . . . . .        550,600
                                                                  ----------

          RETAIL - COMPUTER/ELECTRONICS -- 1.1%
    8,000 Best Buy Co., Inc. (b)  . . . . . . . . . . . . . .        380,160
                                                                  ----------

          RETAIL - HOME IMPROVEMENT -- 2.6%
   16,900 Lowe's Cos., Inc. . . . . . . . . . . . . . . . . .        877,110
                                                                  ----------

          SEMICONDUCTORS -- 4.6%
   33,400 Intel Corp. . . . . . . . . . . . . . . . . . . . .        918,834
   16,700 Linear Technology Corp. . . . . . . . . . . . . . .        598,027
                                                                  ----------
                                                                   1,516,861
                                                                  ----------

          SERVICES - COMMERCIAL -- 1.2%
    5,800 Apollo Group, Inc. (b)  . . . . . . . . . . . . . .        382,974
                                                                  ----------

          SOFT DRINKS -- 0.8%
    6,000 PepsiCo, Inc. . . . . . . . . . . . . . . . . . . .        274,980
                                                                  ----------

          SPECIALTY STORES -- 1.0%
    8,400 Bed Bath & Beyond, Inc. (b) . . . . . . . . . . . .        320,712
                                                                  ----------

SHARES OR
PRINCIPAL               SECURITY
 AMOUNT                DESCRIPTION                                 VALUE
 ------                -----------                                 -----

          SYSTEMS SOFTWARE -- 5.9%
   12,000 Adobe Systems, Inc. . . . . . . . . . . . . . . . .     $  471,120
   30,000 Microsoft Corp. . . . . . . . . . . . . . . . . . .        833,700
   11,000 Symantec Corp. (b)  . . . . . . . . . . . . . . . .        693,220
                                                                  ----------
                                                                   1,998,040
                                                                  ----------

          TELEPHONE - INTEGRATED -- 0.4%
    4,200 Verizon Communications  . . . . . . . . . . . . . .        136,248
                                                                  ----------

          UTILITIES - ELECTRIC -- 2.0%
    6,800 Cinergy Corp. . . . . . . . . . . . . . . . . . . .        249,560
    6,500 FPL Group, Inc. . . . . . . . . . . . . . . . . . .        410,800
                                                                  ----------
                                                                     660,360
                                                                  ----------
          TOTAL COMMON STOCKS
            (cost - $26,236,571)  . . . . . . . . . . . . . .     32,033,533
                                                                  ==========
          INVESTMENT COMPANIES -- 3.7%
1,219,197 Huntington Money Market Fund
            Trust Class   . . . . . . . . . . . . . . . . . .      1,219,197
                                                                  ----------
          TOTAL INVESTMENT COMPANIES
            (cost - $1,219,197) . . . . . . . . . . . . . . .      1,219,197
                                                                  ----------
          TOTAL INVESTMENTS - 100.0%
            (cost - $27,455,768)(***) . . . . . . . . . . . .     33,252,730
                                                                  ==========

---------------
Percentages indicated are based on net assets of $33,252,548.

(***) Represents cost for federal tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation . . . . . . . . . . . . . . . . . . .     $6,383,659
Unrealized depreciation . . . . . . . . . . . . . . . . . . .       (586,697)
                                                                  ----------
Net unrealized appreciation (depreciation). . . . . . . . . .     $5,796,962
                                                                  ==========
(b) Non-income producing securities.
DN-Deposit Note
SPDR-Standard & Poor's American Depositary Receipt
ADR-American Depositary Receipt


                       See notes to financial statements.

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)



SHARES OR
PRINCIPAL                                                                          INTEREST   MATURITY
 AMOUNT                              SECURITY DESCRIPTION                            RATE       DATE        VALUE
---------                            --------------------                          --------   --------      -----
          CORPORATE BONDS -- 33.1%
          BANKING -- 4.1%
$  500,000 Credit Suisse First Boston USA, Inc.  . . . . . . . . . . . . . . . . .    4.625%    1/15/08   $   526,786
 1,000,000 Credit Suisse First Boston USA, Inc.  . . . . . . . . . . . . . . . . .    6.125    11/15/11     1,095,435
   105,000 First Union National Bank, BKNT . . . . . . . . . . . . . . . . . . . .     5.80     12/1/08       116,815
   455,000 U.S. Bancorp  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.70    12/15/08       508,490
   500,000 Wells Fargo Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3.50      4/4/08       507,550
                                                                                                          -----------
                                                                                                            2,755,076
                                                                                                          -----------

           BEVERAGES -- 0.3%
   180,000 Coca-Cola Enterprises, Inc. . . . . . . . . . . . . . . . . . . . . . .    5.375     8/15/06       195,697
                                                                                                          -----------

           COMPUTER HARDWARE -- 0.3%
   110,000 Hewlett-Packard Co. . . . . . . . . . . . . . . . . . . . . . . . . . .     7.15     6/15/05       119,739
   100,000 International Business Machines Corp. . . . . . . . . . . . . . . . . .    4.875     10/1/06       107,61
                                                                                                          -----------
                                                                                                              227,355
                                                                                                          -----------

           COMPUTER SOFTWARE & SERVICES -- 0.2%
   100,000 Electronic Data Systems Corp. . . . . . . . . . . . . . . . . . . . . .    7.125    10/15/09       104,500
                                                                                                          -----------

           CONSUMER PRODUCTS -- 0.8%
   500,000 Newell Rubermaid, Inc., MTN . . . . . . . . . . . . . . . . . . . . . .     5.42    10/21/03       500,809
                                                                                                          -----------

           DEPARTMENT STORES -- 1.3%
   750,000 Target Corp. . . . . . . . . . . . .    . . . . . . . . . . . . . . . .    5.875      3/1/12       827,503
                                                                                                          -----------

           DIVERSIFIED MANUFACTURING OPERATIONS -- 0.6%
   350,000 Eaton Corp. . . . . . . . . . . . . .   . . . . . . . . . . . . . . . .     6.95    11/15/04       370,827
                                                                                                          -----------

           ELECTRIC & ELECTRONIC EQUIPMENT -- 2.0%
 1,300,000 General Electric Co.  . . . . . . . . . . . . . . . . . . . . . . . . .     5.00      2/1/13     1,332,659
                                                                                                          -----------

           FINANCIAL SERVICES -- 12.4%
   125,000 Alliance Capital Management . . . . . . . . . . . . . . . . . . . . . .    5.625     8/15/06       136,318
   100,000 Associates Corp., MTN . . . . . . . . . . . . . . . . . . . . . . . . .     7.55     7/17/06       113,843
   500,000 Associates Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . .    6.875    11/15/08       576,133
   500,000 Bear Stearns Co., Inc.  . . . . . . . . . . . . . . . . . . . . . . . .    6.625     10/1/04       526,169
   125,000 Ford Motor Credit Co. . . . . . . . . . . . . . . . . . . . . . . . . .    6.125      1/9/06       131,089
   250,000 General Electric Capital Corp.  . . . . . . . . . . . . . . . . . . . .     4.25     1/28/05       259,479
   345,000 General Electric Capital Corp., MTN . . . . . . . . . . . . . . . . . .    6.125     2/22/11       383,012
   100,000 General Motors Acceptance Corp. . . . . . . . . . . . . . . . . . . . .    7.625     6/15/04       103,871
   500,000 General Motors Acceptance Corp. . . . . . . . . . . . . . . . . . . . .     6.15      4/5/07       529,485
    75,000 Goldman Sachs Group, Inc. . . . . . . . . . . . . . . . . . . . . . . .    6.875     1/15/11        86,238
   130,000 Homeside Lending, Inc., MTN     . . . . . . . . . . . . . . . . . . . .     6.75      8/1/04       135,442
   300,000 Household Finance Corp. . . . . . . . . . . . . . . . . . . . . . . . .    5.875     9/25/04       312,496
   250,000 Household Finance Corp. . . . . . . . . . . . . . . . . . . . . . . . .     8.00     7/15/10       302,958
    20,000 J.P. Morgan & Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . .     5.75    10/15/08        22,175
   155,000 J.P. Morgan & Co., Inc., MTN    . . . . . . . . . . . . . . . . . . . .     6.00     1/15/09       171,639
   395,000 J.P. Morgan Chase Bank  . . . . . . . . . . . . . . . . . . . . . . . .    6.125     11/1/08       439,322
   500,000 J.P. Morgan Chase Bank  . . . . . . . . . . . . . . . . . . . . . . . .     5.75      1/2/13       534,025


                                    continued

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)


SHARES OR
PRINCIPAL                                                                         INTEREST    MATURITY
 AMOUNT                              SECURITY DESCRIPTION                           RATE        DATE         VALUE
---------                            --------------------                         --------    --------       -----
$  325,000 Lehman Brothers Holdings, Inc.  . . . . . . . . . . . . . . . . . . .    6.625%      4/1/04   $   333,697
   320,000 Merrill Lynch & Co., MTN  . . . . . . . . . . . . . . . . . . . . . .      5.70      2/6/04       324,754
   500,000 Morgan Stanley  . . . . . . . . . . . . . . . . . . . . . . . . . . .     3.625      4/1/08       504,646
 1,000,000 Prudential Financial, Inc.  . . . . . . . . . . . . . . . . . . . . .      4.50     7/15/13       974,626
   800,000 Salomon Smith Barney Holdings Corp. . . . . . . . . . . . . . . . . .     6.625    11/15/03       805,272
   500,000 Verizon Global Funding Corp.  . . . . . . . . . . . . . . . . . . . .      4.00     1/15/08       514,822
                                                                                                         -----------
                                                                                                           8,221,511
                                                                                                         -----------

           FOOD PRODUCTS & SERVICES -- 0.2%
   140,000 Campbell Soup Co. . . . . . . . . . . . . . . . . . . . . . . . . . .      6.90    10/15/06       158,767
                                                                                                         -----------

           INSURANCE / LIFE -- 0.9%
   513,000 Lincoln National Corp.  . . . . . . . . . . . . . . . . . . . . . . .      6.50     3/15/08       574,731
                                                                                                         -----------

           INVESTMENT MANAGEMENT AND ADVISORY SERVICES -- 0.8%
   500,000 FMR Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4.75      3/1/13       500,821
                                                                                                         -----------

           MEDICAL - DRUGS -- 2.8%
   800,000 Bristol-Meyers Squibb Co. . . . . . . . . . . . . . . . . . . . . . .     5.75      10/1/11       869,879
 1,000,000 Merck & Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .     4.375     2/15/13     1,006,532
                                                                                                         -----------
                                                                                                           1,876,411
                                                                                                         -----------

           OIL - INTEGRATED COMPANIES -- 0.6%
   350,000 Texaco Capital, Inc. . . . . .  . . . . . . . . . . . . . . . . . . .      6.00     6/15/05       376,755

           PRINTING & PUBLISHING -- 1.4%
   630,000 New York Times Co., MTN . . . . . . . . . . . . . . . . . . . . . . .      6.95    11/18/09       731,861
   155,000 Tribune Co., MTN  . . . . . . . . . . . . . . . . . . . . . . . . . .      5.50     10/6/08       163,121
                                                                                                         -----------
                                                                                                             894,982
                                                                                                         -----------

           RESTAURANTS -- 0.5%
   280,000 McDonald's Corp. . . . . . . .  . . . . . . . . . . . . . . . . . . .      6.00     4/15/11       305,686
                                                                                                         -----------

           RETAIL -- 0.6%
   150,000 CVS Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5.50     2/15/04       152,227
   200,000 Sherwin-Williams Co.  . . . . . . . . . . . . . . . . . . . . . . . .      6.85      2/1/07       226,388
                                                                                                         -----------
                                                                                                             378,615
                                                                                                         -----------

           TELECOMMUNICATIONS -- 1.9%
   100,000 Alltel Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.25      4/1/04       102,948
 1,000,000 Verizon New York, Inc.  . . . . . . . . . . . . . . . . . . . . . . .     6.875      4/1/12     1,141,859
                                                                                                         -----------
                                                                                                           1,244,807
                                                                                                         -----------

           UTILITIES - ELECTRIC -- 1.4%
    95,000 National Rural Utilities  . . . . . . . . . . . . . . . . . . . . . .      6.00     5/15/06       103,934
   200,000 Tennessee Valley Authority, Series A  . . . . . . . . . . . . . . . .     5.625     1/18/11       221,406
   500,000 Union Electric Co.  . . . . . . . . . . . . . . . . . . . . . . . . .      6.75      5/1/08       571,061
                                                                                                         -----------
                                                                                                             896,401
                                                                                                         -----------

           TOTAL CORPORATE BONDS (COST - $20,899,603)  . . . . . . . . . . . . .                          21,743,913
                                                                                                         -----------


                                    continued

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                                                                         INTEREST    MATURITY
 AMOUNT                              SECURITY DESCRIPTION                           RATE        DATE       VALUE
---------                            --------------------                         --------    --------     -----
           U.S. GOVERNMENT AGENCIES -- 37.7%
   300,000 Fannie Mae, MTN . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.28%    10/6/03   $   300,173
   516,000 Fannie Mae  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.125     2/13/04       523,590
   230,000 Fannie Mae  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.55     9/12/05       252,412
   350,000 Fannie Mae, MTN . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.89     4/25/06       393,254
   300,000 Fannie Mae  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.25     6/15/06       325,396
   400,000 Fannie Mae  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7.125     3/15/07       461,015
   250,000 Fannie Mae  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.25     1/15/09       273,659
   500,000 Fannie Mae, Callable 11/18/03 @ 100 . . . . . . . . . . . . . . . . .     4.75     2/18/09       502,067
   200,000 Fannie Mae  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.25     7/28/10       201,178
   150,000 Fannie Mae  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.25      2/1/11       168,569
   500,000 Fannie Mae, Callable 7/19/04 @ 100  . . . . . . . . . . . . . . . . .     6.25     7/19/11       516,905
   100,000 Fannie Mae  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.25      8/1/12       104,626
   300,000 Fannie Mae, Callable 04/15/04 @ 100 . . . . . . . . . . . . . . . . .     5.00     4/15/13       303,407
 2,500,000 Fannie Mae, Discount Notes  . . . . . . . . . . . . . . . . . . . . .     0.00     10/1/03     2,499,999
   500,000 Fannie Mae, Discount Notes  . . . . . . . . . . . . . . . . . . . . .     0.00    10/15/03       499,800
   400,000 Farmer Mac, MTN . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.85     11/4/03       401,369
   250,000 Federal Farm Credit Bank, MTN . . . . . . . . . . . . . . . . . . . .     5.96      1/6/05       264,315
   500,000 Federal Farm Credit Bank, MTN . . . . . . . . . . . . . . . . . . . .     5.87      9/2/08       562,994
   420,000 Federal Farm Credit Bank  . . . . . . . . . . . . . . . . . . . . . .     5.81     1/10/11       468,590
   500,000 Federal Farm Credit Bank  . . . . . . . . . . . . . . . . . . . . . .     4.60     1/17/12       513,300
   808,000 Federal Farm Credit Bank, Discount Notes  . . . . . . . . . . . . . .     0.00     10/2/03       807,977
   500,000 Federal Home Loan Bank, Series XL04 . . . . . . . . . . . . . . . . .     5.06      1/5/04       505,125
    50,000 Federal Home Loan Bank, Series 217  . . . . . . . . . . . . . . . . .     4.75     6/28/04        51,303
   200,000 Federal Home Loan Bank, Series 288  . . . . . . . . . . . . . . . . .    4.125     1/14/05       207,073
   650,000 Federal Home Loan Bank, Series 4G05 . . . . . . . . . . . . . . . . .    7.125     2/15/05       700,068
   200,000 Federal Home Loan Bank, Series TZ05, Callable 10/24/03 @ 100  . . . .    4.195    10/24/05       200,395
   250,000 Federal Home Loan Bank, Series L-06     . . . . . . . . . . . . . . .     5.82     1/11/06       272,414
 1,500,000 Federal Home Loan Bank  . . . . . . . . . . . . . . . . . . . . . . .     2.07      6/2/06     1,500,585
   285,000 Federal Home Loan Bank, Series TV06 . . . . . . . . . . . . . . . . .    4.875    11/15/06       306,286
   925,000 Federal Home Loan Bank, Series HS07 . . . . . . . . . . . . . . . . .     6.20    10/10/07     1,039,881
 1,065,000 Federal Home Loan Bank, Series 100  . . . . . . . . . . . . . . . . .     5.80      9/2/08     1,194,248
   325,000 Federal Home Loan Bank, Series 8D08 . . . . . . . . . . . . . . . . .     5.25    11/14/08       354,914
   875,000 Federal Home Loan Bank  . . . . . . . . . . . . . . . . . . . . . . .     5.49    12/22/08       969,153
   500,000 Federal Home Loan Bank  . . . . . . . . . . . . . . . . . . . . . . .     3.34    12/23/08       497,368
   100,000 Federal Home Loan Bank, Series 1N11 . . . . . . . . . . . . . . . . .     6.00     5/13/11       112,401
   500,000 Federal Home Loan Bank  . . . . . . . . . . . . . . . . . . . . . . .     5.00     2/21/12       502,120
 2,000,000 Federal Home Loan Bank, Discount Notes  . . . . . . . . . . . . . . .     0.00     11/7/03     1,997,963
   245,000 Freddie Mac . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.78     8/18/05       268,941
   200,000 Freddie Mac . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.80     8/22/05       219,668
   500,000 Freddie Mac . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3.25     3/14/08       504,746
    50,000 Freddie Mac . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5.75     4/15/08        55,795
 1,000,000 Freddie Mac . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3.05    12/26/08       982,678
 1,500,000 Freddie Mac . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.80     7/30/13     1,503,274
   500,000 Freddie Mac . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.125      8/6/13       508,523
                                                                                                        -----------
           TOTAL U.S. GOVERNMENT AGENCIES (cost - $23,975,165) . . . . . . . . .                         24,799,517
                                                                                                        -----------


                                    continued

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)

SHARES OR
PRINCIPAL                                                                          INTEREST   MATURITY
 AMOUNT                              SECURITY DESCRIPTION                            RATE       DATE        VALUE
---------                            --------------------                          --------   --------      -----
           U.S. TREASURY NOTES -- 23.5%
 1,055,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .     5.875%    2/15/04   $ 1,073,957
   300,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .      5.25     5/15/04       307,793
   300,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .      6.00     8/15/04       312,785
   550,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .      6.50     5/15/05       596,234
   500,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .      1.25     5/31/05       499,707
   200,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .      6.50     8/15/05       218,883
   525,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .     5.875    11/15/05       572,681
   700,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .     5.625     2/15/06       764,996
   500,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .      2.00     5/15/06       503,457
   700,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .     6.875     5/15/06       791,218
 1,150,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .      6.50    10/15/06     1,302,554
   150,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .      6.25     2/15/07       170,109
   325,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .     6.625     5/15/07       374,296
   400,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .     6.125     8/15/07       455,625
 2,000,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .      3.00    11/15/07     2,041,172
 1,000,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .      3.00     2/15/08     1,017,266
   775,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .      5.50     2/15/08       869,393
 1,000,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .     2.625     5/15/08       997,383
   650,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .     5.625     5/15/08       733,002
   340,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .      4.75    11/15/08       370,348
 1,500,000 U.S. Treasury Notes . . . . . . . . . . . . . . . . . . . . . . . . .     3.875     2/15/13     1,499,297
                                                                                                         -----------
           TOTAL U.S. TREASURY NOTES (cost - $14,596,583)  . . . . . . . . . . .                          15,472,156
                                                                                                         -----------

           U.S. TREASURY BONDS -- 1.8%
   700,000 U.S. Treasury Bonds . . . . . . . . . . . . . . . . . . . . . . . . .      5.00     8/15/11       765,679
   400,000 U.S. Treasury Bonds . . . . . . . . . . . . . . . . . . . . . . . . .     4.875     2/15/12       432,891
                                                                                                         -----------
           TOTAL U.S. TREASURY BONDS (cost - $1,098,988) . . . . . . . . . . . .                           1,198,570
                                                                                                         -----------

           INVESTMENT COMPANIES -- 3.1%
 2,006,697 Huntington Money Market Fund - Trust Class  . . . . . . . . . . . . .                           2,006,697
           TOTAL INVESTMENT COMPANIES (cost - $2,006,697)  . . . . . . . . . . .                           2,006,697
                                                                                                         -----------
           TOTAL INVESTMENTS - 99.2% (cost - $62,577,036)(***) . . . . . . . . .                         $65,220,853
                                                                                                         ===========


Percentages indicated are based on net assets of $65,749,231.
(***) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation . . . . . . . . . . . . . . . . . .   $2,733,696
Unrealized depreciation . . . . . . . . . . . . . . . . . .      (89,879)
Net unrealized appreciation (depreciation)  . . . . . . . .   $2,643,817

BKNT - Bank Note
MTN - Medium Term Note



                       See notes to financial statements.

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2003
                                  (UNAUDITED)


SHARES OR
PRINCIPAL                                                                        INTEREST    MATURITY
 AMOUNT                              SECURITY DESCRIPTION                          RATE        DATE     VALUE
---------                            --------------------                        --------    --------   -----
           MUNICIPAL BONDS -- 97.3%
           ALABAMA -- 1.1%
$  210,000 Daphne, GO, Callable 2/1/13 @ 100,
           Insured by: AMBAC ....................................................    4.00%    8/1/14   $ 213,994
                                                                                                       ----------
           ARKANSAS -- 2.1%
   400,000 Pulaski County Arkansas Hospital Revenue, Series A, Callable
           3/1/10 @100 ..........................................................    4.25     3/1/11      412,596
                                                                                                       ----------
           GEORGIA -- 0.5%
   100,000 Athens Student Housing  Authority Revenue,
           Callable 12/1/12 @ 100, Insured by: AMBAC ............................    4.00    12/1/14      101,950
                                                                                                       ----------
           ILLINOIS -- 5.6%
   200,000 Du Page County Illinois High School District, Series A, GO,
           Callable 12/1/07 @ 100 ...............................................    5.05    12/1/14      213,486
                                                                                                       ----------
   500,000 Illinois State, GO, Callable 9/1/06 @ 102,
           Insured by: FGIC  ....................................................    5.40     9/1/08      566,299
                                                                                                       ----------
   300,000 Northlake Illinois, Series A, GO, Callable 12/1/08 @ 100,
           Insured by: AMBAC ....................................................    5.00     6/1/14      324,372
                                                                                                       ----------
                                                                                                        1,104,157
                                                                                                       ----------
           INDIANA -- 70.8%
   200,000 Blackford County Indiana School Building Corp.,
           Callable 7/15/06 @ 101, Insured by: AMBAC ............................    5.00    7/15/11      216,462
   260,000 Bloomington Indiana Municipal Facilities Corp.,
           Callable 2/1/08 @ 101 ................................................    4.80     8/1/12      275,582
   400,000 Carmel, Indiana Redevelopment Authority,
           Callable 7/1/06 @101, Insured by: MBIA ...............................    5.15     7/1/11      433,122
   180,000 Clark County Indiana Hospital Association, Insured by: MBIA ..........    4.45     9/1/05      190,841
   150,000 Clarksville Indiana High School Building Corp.,
           Callable 7/15/08 @ 101, Insured by: MBIA .............................    5.00    7/15/14      161,733
   225,000 Cloverdale Indiana Multi-School Building Corp.,
           Callable 1/15/08 @ 102, Insured by: MBIA .............................    4.95    1/15/11      243,997
   300,000 Crawfordsville Indiana  Elementary School Building Corp.,
           Callable 1/15/07 @ 101, Insured by: FSA ..............................   5.125    7/15/13      320,649
   200,000 Crown Point Indiana Multi-School Building Corp.,
           Callable 7/15/09 @ 101, Insured by: MBIA .............................    4.80    1/15/14      211,846
   295,000 Delaware County Indiana Edit Corp.,
           Callable 12/1/07 @ 101, Insured by: MBIA .............................    5.00    12/1/12      320,509
   400,000 Delaware County Indiana Hospital Authority,
           Callable 8/1/08 @ 102, Insured  by: AMBAC ............................    5.00     8/1/16      429,532
   125,000 Eagle Union Middle School Building Corp. Indiana,
           Callable 7/5/11 @ 100, Insured  by: AMBAC ............................    4.85    7/15/15      132,976
   165,000 Elkhart Indiana Community Schools, GO ................................    4.95    7/15/06      179,561
   200,000 Elkhart Indiana Community Schools Building Corp.,
           Callable 2/15/06 @ 100, Insured by: MBIA .............................    5.10    2/15/13      208,634
   100,000 Fall Creek Indiana Regulatory Waste District,
           Callable 9/1/10 @ 100, Insured  by: MBIA .............................    4.70     3/1/13      106,502
   225,000 Fort Wayne Indiana South Side School Building Corp.,
           Callable 7/15/06 @ 102, Insured by: FSA ..............................    4.75    1/15/12      237,026
   260,000 Greencastle Indiana Multi-School Building Corp.,
           Callable 7/10/12 @100, Insured  by: FGIC .............................    4.10    1/10/13      267,982


                                    continued

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2003
                                  (UNAUDITED)


SHARES OR
PRINCIPAL                                                                         INTEREST    MATURITY
 AMOUNT                              SECURITY DESCRIPTION                           RATE        DATE      VALUE
---------                            --------------------                         --------    --------    -----
   300,000 Greencastle Indiana Waterworks Revenue,
           Callable 1/1/12 @ 100, Insured by: MBIA . . . . . . . . . . . . . . .      4.25%    7/1/13  $  311,892
   120,000 Griffith Indiana Multi-School Building  Corp. . . . . . . . . . . . .      5.20    7/15/06     131,953
   275,000 Indiana Bank Revenue, Insured by: MBIA  . . . . . . . . . . . . . . .      4.00     4/1/09     293,813
   290,000 Indiana Bank Revenue, Series A, Callable 2/1/09 @ 102,
           Insured by: FSA . . . . . . . . . . . . . . . . . . . . . . . . . . .      4.60     2/1/13     306,814
   265,000 Indiana Bank Revenue, Series A, Callable 2/1/08 @ 101   . . . . . . .      4.80     2/1/13     280,847
   470,000 Indiana Health Facilities Financing Authority,
           Callable 8/15/07 @ 102, Insured by: RADIAN . .  . . . . . . . . . . .      5.50    2/15/10     522,236
   200,000 Indiana Municipal Development Building Corp., Insured by: AMBAC   . .      5.00     7/5/06     218,936
   325,000 Indiana State Educational Facilities Authority,
           Callable 10/15/08 @ 101 . . . . . . . . . . . . . . . . . . . . . . .      4.95   10/15/12     349,206
   300,000 Indiana State Office Building Community Facilities, Series A
           Callable 7/1/08 @ 101 . . . . . . . . . . . . . . . . . . . . . . . .      4.70     7/1/11     321,717
   300,000 Indiana University Revenue, Series L, Callable 8/1/08 @ 101 . . . . .      5.00     8/1/12     327,150
   300,000 Indianapolis Indiana Public Improvement, Series C,
           Callable 7/15/08 @ 100. . . . . . . . . . . . . . . . . . . . . . . .      5.10    1/15/11     321,264
   100,000 Indianapolis-Marion County Indiana Public Library, Series A, GO,
           Callable 7/1/10 @ 101 . . . . . . . . . . . . . . .     . . . . . . .      4.10     7/1/14     102,309
   300,000 Johnson County Indiana, GO, Insured by: FSA . . . . . . . . . . . . .      4.10    7/15/07     323,178
   350,000 Kosciusko County Indiana Justice Building Corp., Insured by: FSA  . .      4.10     8/1/08     377,353
   75,000  Marion County Indiana Convention and Recreational Facilities
           Authority, Series A, Callable 6/1/08 @ 101 . . . . . .  . . . . . . .      5.00     6/1/12      81,386
    275,000 Mithcell Indiana Multi-School Building Corp.  .  . . . . . . . . . .      4.65     7/5/13     297,044
   200,000 Monroe County Indiana Community School Corp.,
           Callable 1/1/07 @ 102, Insured by: MBIA . . . . . . . . . . . . . . .      5.25     7/1/12     220,456
   150,000 Mt. Vernon of Hancock County Indiana Multi-School Building Corp.,
           Series B, Callable 7/15/11 @ 100, Insured by: AMBAC . . . . . . . . .      4.70    1/15/12     161,553
   200,000 Munster Indiana School Building Corp.,
           Callable 7/5/08 @ 101, Insured by: FSA . . . . . . . .  . . . . . . .      4.60     7/5/10     216,396
   400,000 North Montgomery Indiana High School Building Corp.,
           Callable 1/15/11 @ 100, Insured by: FGIC . . . .        . . . . . . .      5.05    7/15/15     430,500
   100,000 Northwest Allen County Indiana Middle School Building Corp.,
           Callable 1/15/09 @ 101, Insured by: MBIA        . . . . . . . . . . .      4.75    1/15/12     106,485
   200,000 Northwest Allen County Indiana Middle School Building Corp.,
           Callable 1/15/09 @ 101, Insured by: MBIA        . . . . . . . . . . .      4.90    1/15/14     212,018
   400,000 Perry Township Indiana Multi-School Building Corp.,
           Callable 7/15/06 @ 101, Insured by: AMBAC       . . . . . . . . . . .      5.00    7/15/13     422,780
   240,000 Perry Township Indiana Multi-School Building Corp.,
           Callable 7/15/10 @101, Insured by: FGIC . . . . . . . . . . . . . . .      4.625   1/15/15     252,257
   300,000 Porter County Indiana Jail Building Corp.,
           Callable 7/10/11 @ 100, Insured by: FSA . . . . . . . . . . . . . . .      5.00    7/10/16     321,129
   275,000 Princeton Indiana Sewer Works Revenue, Callable 5/1/09 @ 101 . . .         4.50     5/1/13     279,062
    50,000 Purdue University Indiana Certificates Participation,
           Callable 7/1/08 @ 100 . . . . . . . . . . . . . . . . . . . . . . . .      4.50     7/1/09      53,988
   250,000 Rochester Indiana Community School Building Corp.,
           Callable 7/15/08 @ 102, Insured by: AMBAC . . . . . . . . . . . . . .      5.00    7/15/13     274,135
   200,000 South Bend Indiana Community School Building Corp.,
           Callable 1/1/10 @ 101, Insured by: FSA. . . . . . . . . . . . . . . .      4.60     7/1/13     211,478


                                    continued

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2003
                                  (UNAUDITED)


SHARES OR
PRINCIPAL                                                                     INTEREST   MATURITY
 AMOUNT                              SECURITY DESCRIPTION                       RATE       DATE     VALUE
---------                            --------------------                     --------   --------   -----


225,000 South Bend Indiana Community School Building Corp.,
        Callable 1/1/10 @ 101, Insured by: FSA.................................. 5.10%    7/1/17   $ 239,634
190,000 South Bend Indiana Redevelopment Authority, Callable 3/1/06 @ 102....... 4.75     3/1/11     199,705
 95,000 South Bend Indiana Redevelopment Authority, Callable 3/1/06 @ 102....... 4.80     3/1/13      99,893
100,000 South Spencer County Indiana Middle SchoolBuilding Corp.,
        Insured by: SAW......................................................... 5.20    7/15/05     106,558
500,000 St. Joseph County Indiana Hospital Authority, Series A,
        Callable 2/15/08 @ 101, Insured by: MBIA................................ 4.75    8/15/12     528,965
250,000 Sullivan Indiana Elementary School Building Corp.,
        Callable 1/15/06 @ 102, Insured by: AMBAC .............................. 4.15    1/15/08     266,710
125,000 Terre Haute Indiana San District, GO,
        Callable 1/1/07 @ 102, Insured by: AMBAC ............................... 4.60     7/1/10     134,090
200,000 Vinton-Tecumseh Indiana School  Building Corp.,
        Callable 1/5/08 @ 101, Insured by: SAW ................................. 5.00     7/5/13     214,052
300,000 Warren Township Indiana School  Building Corp.,
        Callable 7/5/08 @ 101, Insured by: FSA ................................. 5.00     7/5/14     324,729
275,000 Whitley County Indiana Middle School Building Corp.,
        Callable 7/10/08 @ 101, Insured by: FSA ................................ 4.80    1/10/11     295,947
                                                                                                  ----------
                                                                                                  14,076,562
                                                                                                  ----------

        IOWA-- 1.9%
350,000 Davenport Iowa Community School District ............................... 4.25     7/1/07     374,084
                                                                                                  ----------

        MICHIGAN-- 3.6%
250,000 Green Oak Township Michigan - Sewer, GO,
        Callable 5/1/12 @ 100, Insured by: MBIA ................................ 4.00     5/1/17     249,163
300,000 Macomb Township Michigan Building Authority, GO,
        Callable 4/1/11 @ 100, Insured by: AMBAC ............................... 4.75     4/1/16     315,858
150,000 Michigan Higher Education Facilities Authority Revenue,
        Callable 12/1/12 @ 100 ................................................. 5.00    12/1/20     153,347
                                                                                                  ----------
                                                                                                     718,368
                                                                                                  ----------

        NEVADA -- 1.3%
250,000 University of Nevada Community College, Series A,
        Callable 7/1/11 @ 100, Insured by: FGIC ................................ 4.45    7/1/12      265,840
                                                                                                  ----------

        NEW YORK -- 0.5%
100,000 New York New York, Series C, GO, Callable 9/15/13 @ 100 ................ 5.00   9/15/22      100,261
                                                                                                  ----------

        PENNSYLVANIA -- 0.8%
150,000 Pennsylvania State Higher Educational Facilities Authority
        College & University Revenue, Callable 7/1/11 @ 100,
        Insured by: ASST GTY ................................................... 5.375   7/1/23      155,619
                                                                                                  ----------

        TEXAS -- 1.6%
300,000 Travis County Texas, Series A, GO, Callable 3/1/08 @ 100 ............... 4.75    3/1/15      311,955
                                                                                                  ----------

        WASHINGTON -- 1.6%
300,000 Washington State, Series 2003A, GO, Callable 7/1/12 @ 100 .............. 5.00    7/1/14      325,644
                                                                                                  ----------

        WISCONSIN -- 5.9%
50,000  Elmbrook Wisconsin School District, GO, Callable 4/1/12 @ 100 .......... 4.125   4/1/15       50,744
200,000 Janesville Wisconsin School District, GO, Callable 4/1/06 @ 100 ........ 4.20    4/1/07      211,104
300,000 Janesville Wisconsin School District, GO, Callable 3/1/08 @ 100,
        Insured by: FGIC ....................................................... 4.00    3/1/12      306,810


                                    continued

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2003
                                  (UNAUDITED)


SHARES OR
PRINCIPAL                                                                     INTEREST   MATURITY
 AMOUNT                              SECURITY DESCRIPTION                       RATE       DATE    VALUE
---------                            --------------------                     --------   --------  -----

300,000 Marathon County Wisconsin, Series A, GO, Callable 10/1/05 @ 100 .......  5.15%  10/1/12  $   308,406
200,000 Wisconsin State Clean Water Revenue, Series 1, Callable 6/1/08 @ 100 ..  4.85    6/1/18      206,302
100,000 Wisconsin State Health & Educational Facilities Authority Revenue,
        Callable 2/15/09 @ 101 ................................................ 5.375   2/15/22       99,685
                                                                                                  ----------
                                                                                                   1,183,051
                                                                                                  ----------
        TOTAL MUNICIPAL BONDS (cost - $18,193,960) ............................                   19,344,081
                                                                                                  ----------


        INVESTMENT COMPANIES --2.1%
417,776 Huntington Money Market Fund - Trust Class                              0.25         --      417,776
                                                                                                  ----------
        Total Investment Companies (cost - $417,776)                                                 417,776
                                                                                                  ----------
        Total Investments - 99.4% (cost - $18,611,736)(***)                                       19,761,857
                                                                                                  ==========


------------
Percentages indicated are based on net assets of $19,890,140.

(***) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . .  $1,166,779
Unrealized depreciation   . . . . . . . . . . . . . . . . . . . .     (16,658)
Net unrealized appreciation (depreciation)  . . . . . . . . . . .   $1,105,121

AMBAC - AMBAC Indemnity Corp.
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
GO - General Obligation
MBIA - Municipal Bond Insurance Assoc.
RADIAN - RADIAN Guaranty, Inc.
SAW - State Aid Withholding
ASST GTY - Asset Guaranty

                       See notes to financial statements.

SIGNAL FUNDS
MONEY MARKET FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)


SHARES OR
PRINCIPAL                                                                          INTEREST    MATURITY
 AMOUNT                              SECURITY DESCRIPTION                            RATE        DATE         VALUE
---------                            --------------------                          --------    --------        -----
           COMMERCIAL PAPER -- 51.8%
           CHEMICALS-DIVERSIFIED  -- 2.4%
2,000,000  Dupont EI & CO(**) . . . . . . . . . . . . . . . . . . . . . . . . . .    1.01%     10/16/03      $ 1,999,158
                                                                                                             -----------

           ELECTRIC & ELECTRONIC EQUIPMENT -- 3.6%
3,000,000  General Electric Capital(**) . . . . . . . . . . . . . . . . . . . . .    1.07       1/28/04        2,989,389
                                                                                                             -----------

           ELECTRIC SERVICES -- 2.4%
2,000,000  Wisconsin Public Service(**) . . . . . . . . . . . . . . . . . . . . .    1.08      10/31/03        1,998,200
                                                                                                             -----------

           FINANCE SERVICES -- 23.3%
3,000,000  Amsterdam Funding(**) (a)  . . . . . . . . . . . . . . . . . . . . . .    0.00       10/1/03        2,999,999
2,000,000  Barton Capital(**) (a)  . . . . . . .  . . . . . . . . . . . . . . . .    1.06       10/8/03        1,999,588
2,000,000  Delaware Funding(**)  . . . . . . . .  . . . . . . . . . . . . . . . .    1.04      10/23/03        1,998,729
2,000,000  Edison Asset Securities(**)  . . . . . . . . . . . . . . . . . . . . .    1.07       12/1/03        1,996,374
3,000,000  Fairway Finance(**)  . . . . . . . . . . . . . . . . . . . . . . . . .    1.02      10/15/03        2,998,810
2,000,000  Fountain Square(**)  . . . . . . . . . . . . . . . . . . . . . . . . .    1.05      12/18/03        1,995,450
2,000,000  Kitty Hawk Funding(**) (a)  . .  . . . . . . . . . . . . . . . . . . .    1.06       10/6/03        1,999,706
3,000,000  Old Line Funding(**) (a) . . . . . . . . . . . . . . . . . . . . . . .    1.07       10/3/03        2,999,821
                                                                                                             -----------
                                                                                                              18,988,477
                                                                                                             -----------

           FOREIGN BANK & BRANCHES & AGENCIES -- 7.3%
3,000,000  HBSO Treasury Service(**). . . . .. .  . . . . . . . . . . . . . . . .    1.02       10/2/03        2,999,915
3,000,000  Westdeutche Land(**) . . . . . . . . . . . . . . . . . . . . . . . . .    1.16       12/2/03        2,994,007
                                                                                                             -----------
                                                                                                               5,993,922
                                                                                                             -----------

           HEALTHCARE PRODUCTS -- 2.4%
2,000,000  Johnson & Johnson(**)  . . . . . . . . . . . . . . . . . . . . . . . .    1.18       11/3/03        1,997,837
                                                                                                             -----------

           NATIONAL BANKS, COMMERCIAL -- 4.3%
1,500,000  Citicorp(**) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.07       11/6/03        1,498,395
2,000,000  JP Morgan Chase(**)  . . . . . . . . . . . . . . . . . . . . . . . . .    1.07      11/17/03        1,997,206
                                                                                                             -----------
                                                                                                               3,495,601
                                                                                                             -----------

           PERSONAL CREDIT INSTITUTIONS -- 2.4%
2,000,000  America Honda Finance(**). . . . . . . . . . . . . . . . . . . . . . .    1.04       11/5/03        1,997,978
                                                                                                             -----------

           PETROLEUM REFINING -- 3.7%
3,000,000  Chevron UK(**) (a) . . . . . . . . . . . . . . . . . . . . . . . . . .    1.05       10/7/03        2,999,475
                                                                                                             -----------
           TOTAL COMMERCIAL PAPER (cost - $42,460,037)  . . . . . . . . . . . . .                             42,460,037
                                                                                                             -----------

           U.S. GOVERNMENT AGENCIES -- 30.4%
3,000,000  Fannie Mae(**) . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.04       10/22/0       32,998,189
2,000,000  Fannie Mae(**) . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.08        2/2/04        1,992,560
2,000,000  Fannie Mae(**) . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.11        2/4/04        1,992,230
2,000,000  Fannie Mae(**) . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.08       3/24/04        1,989,500
1,500,000  Fannie Mae . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.20       8/17/04        1,500,000
2,000,000  Freddie Mac(**)  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.06      10/30/03        1,998,292
1,500,000  Freddie Mac(**)  . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.90      11/14/03        1,498,350
3,000,000  Freddie Mac(**)  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.08      11/20/03        2,995,500
2,000,000  Freddie Mac(**)  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.08       1/15/04        1,993,640
2,000,000  Freddie Mac(**)  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.08       1/21/04        1,993,280
4,000,000  Sallie Mae(*)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.02      11/20/03        4,000,000
                                                                                                             -----------
           TOTAL U.S. GOVERNMENT AGENCIES (cost - $24,951,541)  . . . . . . . . .                             24,951,541
                                                                                                             -----------


                                    continued

SIGNAL FUNDS
MONEY MARKET FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)


SHARES OR
PRINCIPAL                                                                                    INTEREST     MATURITY
 AMOUNT                              SECURITY DESCRIPTION                                      RATE         DATE        VALUE
---------                            --------------------                                    --------     --------      -----
          REPURCHASE AGREEMENTS -- 9.1%
2,500,000 Bank of America Corp. (Dated 9/30/03, proceeds at maturity $2,500,063,
          collateralized by various U.S. Treasury Notes)  . . . . . . . . . . . . . . . . . . . 0.90%     10/1/03    $ 2,500,000
2,500,000 Goldman Sachs Group, Inc. (Dated 9/30/03, proceeds at maturity $2,500,065,
          collateralized by various U.S. Treasury Notes)  . . . . . . . . . . . . . . . . . . . 0.94      10/1/03      2,500,000
2,500,000 Wachovia (Dated 9/30/03, proceeds at maturity $2,500,066,
          collateralized by various U.S. Treasury Notes)  . . . . . . . . . . . . . . . . . . . 0.95      10/1/03      2,500,000
                                                                                                                     -----------
          TOTAL REPURCHASE AGREEMENTS (cost - $7,500,000)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       7,500,000
                                                                                                                     -----------

          CERTIFICATES OF DEPOSIT -- 6.1%
          FOREIGN BANK & BRANCHES & AGENCIES -- 6.1%
2,000,000 CIBC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . . 1.08       1/7/04      2,000,000
3,000,000 Toronto-Dominion Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.00     10/10/03      3,000,000
                                                                                                                     -----------
          TOTAL CERTIFICATES OF DEPOSIT (cost - $5,000,000) . . . . . . .. . . . . . . . . . . . . . . . . . . .       5,000,000
                                                                                                                     -----------

          INVESTMENT COMPANIES -- 2.6%
  851,503 BlackRock Provident Institutional TempFund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         851,503
  342,948 Goldman Sachs Financial Square Prime Obligations Fund  . . . . . . . . . . . . . . . . . . . . . . . .         342,948
  955,455 Merrill Lynch Premier Institutional Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         955,455
                                                                                                                     -----------
          TOTAL INVESTMENT COMPANIES (cost - $2,149,906) . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,149,906
                                                                                                                     -----------
          TOTAL INVESTMENTS--100.0% (cost - $82,061,484) . . . . . . . . . . . . . . . . . . . . . . .   . . . .     $82,061,484
                                                                                                                     ===========


---------------
Percentages indicated are based on net assets of $82,023,115.
(*) Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflect on the Schedule of Portfolio Investments is the rate in effect at September 30, 2003.
(**) Discount Note securities. The rate reflected on the Schedule of Portfolio
     Investment is the effective rate of the security.
(a) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See notes to financial statements.

SIGNAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)

                                                              LARGE CAP                     TAX-EXEMPT
                                                               GROWTH          INCOME         INCOME       MONEY MARKET
                                                                FUND            FUND           FUND             FUND
                                                             ----------      ----------      ----------    -------------
ASSETS:
Investments, at value (Cost $27,455,768; $62,577,036;
  $18,611,736; and $82,061,484 respectively) . . . . .       $33,252,730     $65,220,853     $19,761,857     $74,561,484
Repurchase agreements, at cost . . . . . . . . . . . .                 -               -               -       7,500,000
                                                              ----------      ----------      ----------      ----------
    Total Investments  . . . . . . . . . . . . . . . .        33,252,730      65,220,853      19,761,857      82,061,484
                                                              ----------      ----------      ----------      ----------
Interest and dividends receivable  . . . . . . . . . .            26,545         746,331         195,848          34,108
Receivable for capital shares issued . . . . . . . . .                95               -               -               -
Prepaid expenses and other assets. . . . . . . . . . .             4,308           5,759           2,819           7,558
                                                              ----------      ----------      ----------      ----------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .        33,283,678      65,972,943      19,960,524      82,103,150
                                                              ----------      ----------      ----------      ----------
LIABILITIES:
Distributions payable  . . . . . . . . . . . . . . . .                 -         189,398          56,487          37,221
Accrued expenses and other payables:
  Investment advisory fees  . . .  . . . . . . . . . .            15,473          13,283               -           3,439
  Administration fees  . . . . . . . . . . . . . . . .               911           1,785             536           2,859
  Distribution fees  . . . . . . . . . . . . . . . . .               182              81              52               -
  Other liabilities  . . . . . . . . . . . . . . . . .            14,564          19,165          13,309          36,516
                                                             -----------      ----------      ----------      ----------
TOTAL LIABILITIES  . . . . . . . . . . . . . . . . . .            31,130         223,712          70,384          80,035
                                                             -----------      ----------      ----------      ----------

COMPOSITION OF NET ASSETS:
Capital  . . . . . . . . . . . . . . . . . . . . . . .        26,723,117      63,171,483      18,663,995      82,022,961
Accumulated net investment loss  . . . . . . . . . . .            (1,131)              -               -               -
Accumulated net realized gains (losses) on
  investment transactions  . . . . . . . . . . . . . .           733,600         (66,069)         76,024             154
Net unrealized appreciation on investment transactions         5,796,962       2,643,817       1,150,121               -
                                                             -----------      ----------      ----------      ----------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . .       $33,252,548     $65,749,231     $19,890,140     $82,023,115
                                                             ===========     ===========     ===========     ===========
CLASS A SHARES:
Net assets . . . . . . . . . . . . . . . . . . . . . .          $373,482        $246,054       $108,839
                                                                ========        ========       ========
Shares outstanding . . . . . . . . . . . . . . . . . .            36,229          24,187         10,634
                                                                ========        ========       ========
Net Asset Value price per share  . . . . . . . . . . .            $10.31          $10.17         $10.24
                                                                ========        ========       ========
Maximum Sales Load . . . . . . . . . . . . . . . . . .             4.75%           3.25%          3.25%
                                                                ========        ========       ========
Maximum offering price per share
  (100%/(100%-maximum sales charge) of net asset
  value adjusted to the nearest cent)  . . . . . . . .            $10.82          $10.51         $10.58
                                                                ========        ========       ========
CLASS B SHARES:
Net assets . . . . . . . . . . . . . . . . . . . . . .          $117,931         $38,155        $37,150
                                                                ========        ========       ========
Shares outstanding . . . . . . . . . . . . . . . . . .            11,518           3,751          3,630
                                                                ========        ========       ========
Net Asset Value price per share(*) . . . . . . . . . .            $10.24          $10.17         $10.24
                                                                ========        ========       ========
CLASS I SHARES:
Net assets . . . . . . . . . . . . . . . . . . . . . .       $32,761,135     $65,465,022     $19,744,151     $82,023,115
                                                             ===========     ===========     ===========     ===========
Shares outstanding . . . . . . . . . . . . . . . . . .         3,169,576       6,434,847       1,928,948      82,007,268
                                                             ===========     ===========     ===========     ===========
Net Asset Value price per share  . . . . . . . . . . .            $10.34          $10.17          $10.24           $1.00
                                                             ===========     ===========     ===========     ===========


(*)  Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

SIGNAL FUNDS

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2003
                                   (UNAUDITED)

                                                                 LARGE CAP                     TAX-EXEMPT      MONEY
                                                                  GROWTH           INCOME        INCOME        MARKET
                                                                   FUND             FUND          FUND          FUND
                                                                  ------          -------        ------        ------
INVESTMENT INCOME:
 Interest . . . . . . . . . . . . . . . . . . . . . . . . .       $  3,334       $1,338,372      $424,416     $478,573
 Dividend . . . . . . . . . . . . . . . . . . . . . . . . .        218,199            2,235           443       23,224
                                                                ----------       ----------      --------     --------
  Total Income  . . . . . . . . . . . . . . . . . . . . . .        221,533        1,340,607       424,859      501,797
                                                                ----------       ----------      --------     --------
EXPENSES:
 Investment advisory fees . . . . . . . . . . . . . . . . .        127,018          158,947        48,770       43,502
 Administration fees  . . . . . . . . . . . . . . . . . . .         33,871           63,578        19,508      108,767
 Distribution fees (Class A)  . . . . . . . . . . . . . . .            433              309           115            1(a)
 Distribution fees (Class B)  . . . . . . . . . . . . . . .            617              190           184            3(a)
 Fund accounting fees . . . . . . . . . . . . . . . . . . .         27,507           31,571        26,080       22,741
 Audit fees . . . . . . . . . . . . . . . . . . . . . . . .          4,503            4,689         4,471        5,799
 Custodian fees . . . . . . . . . . . . . . . . . . . . . .          3,917            4,277         1,545       18,914
 Insurance fees   . . . . . . . . . . . . . . . . . . . . .            919            1,725           588        3,470
 Legal fees  . . . . . .  . . . . . . . . . . . . . . . . .          3,029            5,961         1,800        7,111
 Registration and filing fees . . . . . . . . . . . . . . .          2,783            4,968         2,333        4,484
 Printing fees  . . . . . . . . . . . . . . . . . . . . . .          3,164            6,503         2,125        9,944
 Transfer agent fees  . . . . . . . . . . . . . . . . . . .         22,597           19,899        16,415       21,964
 Trustee fees . . . . . . . . . . . . . . . . . . . . . . .          1,961            1,168           555        3,374
 Other expenses   . . . . . . . . . . . . . . . . . . . . .          2,674            3,711         2,021        5,647
                                                                ----------       ----------      --------     --------
  Total expenses before fee reductions  . . . . . . . . . .        234,993          307,496       126,510      255,721
  Expenses voluntarily reduced by Investment Advisor  . . .        (33,871)         (79,475)      (47,194)     (21,752)
                                                                ----------       ----------      --------     --------
   Net Expenses . . . . . . . . . . . . . . . . . . . . . .        201,122          228,021        79,316      233,969
                                                                ----------       ----------      --------     --------
 Net Investment Income  . . . . . . . . . . . . . . . . . .         20,411        1,112,586       345,543      267,828
                                                                ----------       ----------      --------     --------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
 Net realized gains (losses) on investment transactions            538,520          (68,323)       56,236          154
 Change in unrealized appreciation/(depreciation)
  on investment transactions  . . . . . . . . . . . . . . .      3,893,255         (185,469)       44,991            -
                                                                ----------       ----------      --------     --------
 Net realized/unrealized gains (losses) on investments           4,431,775         (253,792)      101,227          154
                                                                ----------       ----------      --------     --------
Change in net assets resulting from operations  . . . . . .     $4,452,186         $858,794      $446,770     $267,982
                                                                ==========       ==========      ========     ========


--------------
(a)  Money Market Fund class A and B liquidated on August 15, 2003.

                       See notes to financial statements.

SIGNAL FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                               SEPTEMBER 30, 2003


                                                                        LARGE CAP GROWTH FUND           INCOME FUND
                                                                  ----------------------------- ------------------------------
                                                                    SIX MONTHS         PERIOD      SIX MONTHS       PERIOD
                                                                       ENDED           ENDED          ENDED          ENDED
                                                                    SEPTEMBER 30,    MARCH 31,     SEPTEMBER 30,    MARCH 31,
                                                                        2003          2003(a)          2003          2003(a)
                                                                    -------------   -----------   -------------  ------------
                                                                      (UNAUDITED)                  (UNAUDITED)
OPERATIONS:
 Net investment income   . . . . . . . . . . . . . . . . . . . . .       $20,411       $67,550     $1,112,586     $1,196,383
 Net realized gains (losses) on investment transactions .                538,520       195,080        (68,323)       148,124
 Change in unrealized appreciation/(depreciation) on
  investment transactions  . . . . . . . . . . . . . . . . . . . .     3,893,255    (3,077,564)      (185,469)       767,689
                                                                     -----------    -----------   -----------    -----------
 Change in net assets from operations  . . . . . . . . . . . . . .     4,452,186    (2,814,934)       858,794      2,112,196
                                                                     -----------    -----------   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 CLASS A SHARES
  From net investment income . . . . . . . . . . . . . . . . . . .           (50)         (162)        (4,011)        (3,287)
   From net realized gain  on investment . . . . . . . . . . . . .             -             -              -           (770)
 CLASS B SHARES
  From net investment income . . . . . . . . . . . . . . . . . . .             -             -           (476)          (511)
   From net realized gain on investment . . . . . . . . . . . .  .             -             -              -           (111)
 CLASS I SHARES
  From net investment income . . . . . . . . . . . . . . . . . . .       (22,896)      (66,947)    (1,109,295)    (1,192,585)
   From net realized gain on investment  . . . . . . . . . . . . .             -             -              -       (144,989)
                                                                     -----------    -----------   -----------    -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS  . . . . . . .       (22,946)      (67,109)    (1,113,782)    (1,342,253)
                                                                     -----------    -----------   -----------    -----------
CAPITAL TRANSACTIONS:
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS  . .  . . . .    (2,771,075)    34,476,426     6,024,887     59,209,389
                                                                     -----------    -----------   -----------    -----------
CHANGE IN NET ASSETS  . . . . .  . . . . . . . . . . . . . . . . .     1,658,165     31,594,383     5,769,899     59,979,332
                                                                     ===========    ===========   ===========    ===========
NET ASSETS:
 Beginning of period  . . . . .   . . . . . . . . . . . . . . . .     31,594,383              -    59,979,332              -
 End of period  . . . . . . . . . . . . . . . . . . . . . . . . .    $33,252,548    $31,594,383   $65,749,231    $59,979,332
                                                                     ===========    ===========   ===========    ===========
CLASS A SHARES
Proceeds from shares issued   . . . . . . . . . . . . . . . . . .       $122,822       $240,543       $39,941       $228,080
 Dividends reinvested  . . . . .  . . . . . . . . . . . . . . . .             71            142         3,888          3,503
 Cost of shares redeemed  . . .   . . . . . . . . . . . . . . . .        (14,780)        (5,556)      (14,654)       (14,118)
                                                                     -----------    -----------   -----------    -----------
  Change in net assets from Class A capital transactions. . . . .       $108,113       $235,129       $29,175       $217,465
                                                                     ===========    ===========   ===========    ===========
CLASS B SHARES
Proceeds from shares issued . . . . . . . . . . . . . . . . . . .        $3,132       $117,662            $-        $37,482
 Dividends reinvested  . . . . .  . . . . . . . . . . . . . . . .             -              -           218            371
 Cost of shares redeemed  . . .   . . . . . . . . . . . . . . . .       (10,920)        (1,075)            -              -
                                                                     -----------    -----------   -----------    -----------
  Change in net assets from Class B capital transactions  . . . .        ($7,788)      $116,587          $218        $37,853
                                                                     ===========    ===========   ===========    ===========
CLASS I SHARES
Proceeds from shares issued  . . .  . . . . . . . . . . . . . . .     $6,341,500    $12,145,266   $15,691,965    $29,780,142
 Shares issued from common trust fund conversion  . . . . . . . .              -     26,885,690            -      34,848,943
 Dividends reinvested  . . . . .  . . . . . . . . . . . . . . . .          2,692          1,087      391,077         250,445
 Cost of shares redeemed  . . .   . . . . . . . . . . . . . . . .     (9,215,592)    (4,907,333) (10,087,548)     (5,925,459)
                                                                     -----------    -----------   -----------    -----------
  Change in net assets from Class I capital transactions  . . . .    ($2,871,400)   $34,124,710   $5,995,494     $58,954,071
                                                                     ===========    ===========   ==========     ===========
SHARE TRANSACTIONS:
CLASS A SHARES
 Issued   . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12,932         25,352        3,924          22,352
 Reinvested  . . . . . .  . . . . . . . . . . . . . . . . . . . .              7             16          382             345
 Redeemed  . . . . . .  . . . . . . . . . . . . . . . . . . . . .         (1,482)          (596)      (1,437)         (1,379)
                                                                     -----------    -----------   -----------    -----------
  Net change   . . .  .  .  . . . . . . . . . . . . . . . . . . .         11,457         24,772        2,869          21,318
                                                                     ===========    ===========   ==========     ===========
CLASS B SHARES
 Issued   . . . . . . . . . . . . . . . . . . . . . . . . . . . .            334         12,340            -           3,692
 Reinvested  . . . . .  . . . . . . . . . . . . . . . . . . . . .              -              -           22              37
 Redeemed  . . . . .  . . . . . . . . . . . . . . . . . . . . . .         (1,045)          (111)           -               -
 Redeemed adjustment  . . . . . . . . . . . . . . . . . . . . . .              -                           -               -
                                                                     -----------    -----------   -----------    -----------
  Net change  . . . .  .  . . . . . . . . . . . . . . . . . . . .           (711)        12,229           22           3,729
                                                                     ===========    ===========   ==========     ===========
CLASS I SHARES
 Issued   . . . . . . . . . . . . . . . . . . . . . . . . . . . .        638,705      1,288,341    1,541,476       2,924,441
 Shares issued from common trust fund conversion  . . . . . . . .              -      2,688,569            -       3,484,894
 Reinvested  . . . . .  . . . . . . . . . . . . . . . . . . . . .            281            118       38,507         24,697
 Redeemed  . . . . .  . . . . . . . . . . . . . . . . . . . . . .       (918,415)      (528,023)    (994,239)       (584,929)
                                                                     -----------    -----------   -----------    -----------
  Net change . . . .  .   . . . . . . . . . . . . . . . . . . . .       (279,429)     3,449,005      585,744       5,849,103
                                                                     ===========    ===========   ==========     ===========


---------------
(a) For the period July 15, 2002 (commencement of operations) through March 31, 2003.
(b)  Money Market Fund class A and B liquidated on August 15, 2003.


                                   continued

SIGNAL FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                               SEPTEMBER 30, 2003


                                                                    TAX-EXEMPT INCOME FUND            MONEY MARKET FUND
                                                                  ----------------------------- ------------------------------
                                                                SIX MONTHS ENDED                SIX MONTHS ENDED
                                                                  SEPTEMBER 30,    PERIOD ENDED    SEPTEMBER 30,    PERIOD ENDED
                                                                      2003       MARCH 31, 2003(A)     2003       MARCH 31, 2003(A)
                                                                   -----------      -----------     -----------      -----------
                                                                   (UNAUDITED)                      (UNAUDITED)
OPERATIONS:
  Net investment income . . .     . . . . . . . . . . . . .            $345,543        $494,591        $267,828        $845,618
  Net realized gains (losses) on investment transactions .               56,236          80,441             154               -
 Change in unrealized appreciation/(depreciation) on
    investment transactions . .     . . . . . . . . . . . .              44,991         336,627               -               -
                                                                     -----------    -----------     -----------     -----------
 Change in net assets from operations . . . . . . . . . . .             446,770         911,659         267,982         845,618
                                                                     -----------    -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A SHARES
 From net investment income .    . . . . . . . . . . . . .               (1,502)           (759)             (2)            (26)
  From net realized gain on investment    . . . . . . . . .                   -            (121)              -               -(b)
CLASS B SHARES
 From net investment income . .  . . . . . . . . . . . . .                 (471)           (513)             (1)             (1)
  From net realized gain on investment    . . . . . . . . .                   -            (112)              -               -(b)
CLASS I SHARES
 From net investment income . .  . . . . . . . . . . . . .             (344,236)       (493,319)       (252,133)       (845,591)
  From net realized gain on investment    . . . . . . . . .                   -         (60,420)              -               -
                                                                     -----------    -----------     -----------     -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS . .                (346,209)       (555,244)       (252,136)       (845,618)
                                                                     -----------    -----------     -----------     -----------
CAPITAL TRANSACTIONS:
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS . .                542,582      18,890,582     (28,321,978)    110,329,247
                                                                     -----------    -----------     -----------     -----------
Change in net assets . . . . . . .      . . . . . . . . .               643,143      19,246,997     (28,306,132)    110,329,247
                                                                    ===========     ===========     ===========    ============
NET ASSETS:
 Beginning of period . . . . . . .       . . . . . . . . .           19,246,997               -     110,329,247               -
                                                                     -----------    -----------     -----------     -----------
 End of period . . . . . . . . . . .     . . . . . . . . .          $19,890,140     $19,246,997     $82,023,115    $110,329,247
                                                                    ===========     ===========     ===========    ============
CLASS A SHARES
 Proceeds from shares issued . . .       . . . . . . . . .              $50,987         $55,718              $-          $1,000
 Dividends reinvested . . . . . . .      . . . . . . . . .                1,386             709               2               5
 Cost of shares redeemed . . . . .       . . . . . . . . .                     -                         (1,005)              -
                                                                     -----------    -----------     -----------     -----------
  Change in net assets from Class A capital transactions                $52,373         $56,427         ($1,003)         $1,005(b)
                                                                    ===========     ===========     ===========    ============
CLASS B SHARES
 Proceeds from shares issued . . .       . . . . . . . . .                   $-         $36,000              $-          $1,000
 Dividends reinvested . . . . . . .      . . . . . . . . .                  482             537               1               1
 Cost of shares redeemed . . . . .       . . . . . . . . .                    -               -          (1,002)              -
                                                                     -----------    -----------     -----------     -----------
  Change in net assets from Class B capital transactions                   $482         $36,537         ($1,001)         $1,001(b)
                                                                    ===========     ===========     ===========    ============
CLASS I SHARES
 Proceeds from shares issued . . .       . . . . . . . . .           $4,042,428      $4,295,725     $52,077,058    $238,762,845
 Shares issued from common trust fund conversion . . . .                      -      18,813,088               -               -
 Dividends reinvested . . . . . . .      . . . . . . . . .                4,535          64,212           9,707           3,214
 Cost of shares redeemed . . . . .       . . . . . . . . .           (3,557,236)     (4,375,407)    (80,406,739)   (128,438,818)
                                                                     -----------    -----------     -----------    ------------
  Change in net assets from Class I capital transactions .             $489,727     $18,797,618    ($28,319,974)   $110,327,241
                                                                    ===========     ===========     ===========    ============
SHARE TRANSACTIONS:
CLASS A SHARES
 Issued   . . . . . . . . . . . . . . . . . . . . . . . . .               4,920           5,508               -           1,000
 Reinvested . . . . . . . . . . . . . . . . . . . . . . . .                 136              70               2               5
 Redeemed . . . . . . . . . . . . . . . . . . . . . . . . .                   -               -          (1,007)              -
                                                                    -----------     -----------    ------------    ------------
 Net change . . . . . . . . . . . . . . . . . . . . . . . .               5,056           5,578          (1,005)          1,005(b)
                                                                    ===========     ===========     ===========    ============
Class B Shares
 Issued  . . . . . . . . . . . . . . . . . . . . . . . . . .                  -           3,529               -           1,000
 Reinvested  . . . . . . . . . . . . . . . . . . . . . . . .                 48              53               1               1
 Redeemed . . . . .  . . . . . . . . . . . . . . . . . . . .                  -               -          (1,002)              -
 Redeemed adjustment . . . . . . . . . . . . . . . . . . . .                  -               -               -               -
                                                                    -----------     -----------     -----------    ------------
 Net change  . . . . . . . . . . . . . . . . . . . . . . . .                 48           3,582          (1,001)          1,001(b)
                                                                    ===========     ===========     ===========    ============
Class I Shares
 Issued  . . . . . . . . . . . . . . . . . . . . . . . . . .            395,417         425,427      52,077,059    238,762,845
 Shares  issued from common trust fund conversion  . . . . .                  -       1,881,309               -              -
 Reinvested  . . . . . . . . . . . . . . . . . . . . . . . .                449           6,391           9,707          3,214
 Redeemed . . . . .      . . . . . . . . . . . . . . . . . .           (347,861)       (432,184)    (80,406,739)  (128,438,818)
                                                                    -----------     -----------     -----------   ------------
 Net change . . . . .    . . . . . . . . . . . . . . . . ..              48,005       1,880,943     (28,319,973)   110,327,241
                                                                    ===========     ===========     ===========   ============


----------------
(a) For the period July 15, 2002 (commencement of operations) through March 31, 2003.
(b)  Money Market Fund class A and B liquidated on August 15, 2003.

SIGNAL FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     CHANGE IN NET ASSETS RESULTING FROM
                                                 OPERATIONS:                                       LESS DIVIDENDS FROM:
                                     -----------------------------------                 -------------------------------------
                                                           NET REALIZED                                 NET
                                      NET ASSET           AND UNREALIZED  CHANGE IN                   REALIZED       TOTAL
                                       VALUE,      NET         GAINS       NET ASSET     VALUE  NET    GAINS        DIVIDENDS
                                      BEGINNING INVESTMENT (LOSSES) ON   RESULTING FROM  INVESTMENT  (LOSSES) ON       AND
                                      OF PERIOD   INCOME   INVESTMENTS    OPERATIONS       INCOE     INVESTMENTS  DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Six Months Ended
  September 30, 2003 (Unaudited)       $ 9.05      $ - (e)    $ 1.26        $ 1.26       $ - (e)          $ -        $ - (e)
Period ended March 31, 2003(d)          10.00        - (e)     (0.95)        (0.95)        - (e)            -          -
-------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Six Months Ended
  September 30, 2003 (Unaudited)        10.21      0.17        (0.04)         0.13       (0.17)           --         (0.17)
Period ended March 31, 2003(d)          10.00      0.31         0.25          0.56       (0.31)         (0.04)       (0.35)
-------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Six Months Ended
  September 30, 2003 (Unaudited)        10.18      0.17         0.06          0.23       (0.17)           --         (0.17)
Period ended March 31, 2003(d)          10.00      0.27         0.21          0.48       (0.27)         (0.03)       (0.30)
-------------------------------------------------------------------------------------------------------------------------------

CLASS B
-------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Six Months Ended
  September 30, 2003 (Unaudited)         9.02      0.02         1.20          1.22        --              --           --
Period ended March 31, 2003(d)          10.00       --         (0.98)        (0.98)       --              --           --
-------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Six Months Ended
  September 30, 2003 (Unaudited)        10.21      0.13        (0.04)         0.09       (0.13)           --         (0.13)
Period ended March 31, 2003(d)          10.00      0.25         0.25          0.50       (0.25)         (0.04)       (0.29)
-------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Six Months Ended
  September 30, 2003 (Unaudited)        10.18      0.13         0.06          0.19       (0.13)           --         (0.13)
Period ended March 31, 2003 (d)         10.00      0.21         0.21          0.42       (0.21)         (0.03)       (0.24)
-------------------------------------------------------------------------------------------------------------------------------

CLASS I
-------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Six Months Ended
  September 30, 2003 (Unaudited)         9.06      0.01         1.28          1.29       (0.01)           --         (0.01)
Period ended March 31, 2003(d)          10.00      0.02        (0.94)        (0.92)      (0.02)           --         (0.02)
-------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Six Months Ended
  September 30, 2003                    10.21      0.18        (0.04)         0.14       (0.18)           --         (0.18)
Period ended March 31, 2003(d)          10.00      0.29         0.25          0.54       (0.29)         (0.04)       (0.33)
-------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Six Months Ended
  September 30, 2003 (Unaudited)        10.18      0.18         0.06          0.24       (0.18)           --         (0.18)
Period ended March 31, 2003(d)          10.00      0.26         0.21          0.47       (0.26)         (0.03)       (0.29)
-------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Six Months Ended
  September 30, 2003 (Unaudited)         1.00       - (e)        --           - (e)       --              --          - (e)
Period ended March 31, 2003(d)           1.00      0.01          --           0.01        --              --         (0.01)
-------------------------------------------------------------------------------------------------------------------------------





                                                                          RATIOS/SUPPLEMENTARY DATA:
                                                                    --------------------------------------
                                                                     RATIO OF   RATIO OF       RATIO OF
                                                          NET       EXPENSES       NET          EXPENSES
                                    NET ASSET            ASSETS,       TO       INVESTMENT         TO
                                      VALUE,             END OF      AVERAGE    INCOME TO       AVERAGE
                                      END OF    TOTAL     PERIOD       NET      AVERAGE NET    PORTFOLIO
                                      PERIOD    RETURN  (a)(000's)  ASSETS(b)  NET ASSETS(b)  ASSETS(*)(b)  TURNOVER(c)
                                      ------    ------  ----------  ---------  -------------  ------------  -----------
------------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Six Months Ended
  September 30, 2003 (Unaudited)      $10.31    13.94%       $373       1.43%      (0.11%)       1.63%         27.84%
Period ended March 31, 2003(d)          9.05    (9.40%)      $224       1.45%       0.11%        1.67%         34.11%
------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Six Months Ended
  September 30, 2003 (Unaudited)       10.17     1.24%       $246       0.96%       3.24%        1.21%         21.08%
Period ended March 31, 2003(d)         10.21     5.65%       $218       1.07%       3.54%        1.32%          7.47%
------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Six Months Ended
  September 30, 2003 (Unaudited)       10.24     2.26%       $109       1.06%       3.24%        1.55%          5.65%
Period ended March 31, 2003(d)         10.18     4.85%        $57       1.09%       3.36%        1.52%          8.54%
------------------------------------------------------------------------------------------------------------------------

CLASS B
------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Six Months Ended
  September 30, 2003 (Unaudited)       10.24    13.53%       $118       2.18%      (0.88%)       2.38%         27.84%
Period ended March 31, 2003(d)          9.02    (9.80%)      $110       2.20%      (0.60%)       2.42%         34.11%
------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Six Months Ended
  September 30, 2003 (Unaudited)       10.17     0.86%        $38       1.72%       2.50%        1.97%         21.08%
Period ended March 31, 2003(d)         10.21     5.07%        $38       1.82%       2.81%        2.07%          7.47%
------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Six Months Ended
  September 30, 2003 (Unaudited)       10.24     1.88%        $37       1.81%       2.55%        2.29%          5.65%
Period ended March 31, 2003 (d)        10.18     4.23%        $36       1.85%       2.60%        2.27%          8.54%
------------------------------------------------------------------------------------------------------------------------

CLASS I
------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Six Months Ended
  September 30, 2003 (Unaudited)       10.34    14.21%    $32,761       1.18%       0.13%        1.38%         27.84%
Period ended March 31, 2003(d)          9.06    (9.20%)   $31,260       1.21%       0.32%        1.43%         34.11%
------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Six Months Ended
  September 30, 2003                   10.17     1.37%    $65,465       0.72%       3.50%        0.97%         21.08%
Period ended March 31, 2003(d)         10.21     5.47%    $59,724       0.82%       3.88%        1.07%          7.47%
------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Six Months Ended
  September 30, 2003 (Unaudited)       10.24     2.40%    $19,744       0.81%       3.55%        1.29%          5.65%
Period ended March 31, 2003(d)         10.18     4.75%    $19,154       0.86%       3.58%        1.27%          8.54%
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Six Months Ended
  September 30, 2003 (Unaudited)        1.00     0.29%    $82,023       0.54%       0.62%        0.59%           N/A
Period ended March 31, 2003(d)          1.00     0.72%   $110,327       0.53%       1.02%        0.58%           N/A
------------------------------------------------------------------------------------------------------------------------

--------------
(*) During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(d) For the period July 15, 2002 (commencement of operations) through March 31, 2003.
(e)  Amount is less than $0.01. See notes to financial statements.



                       See notes to financial statements.

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS -SEPTEMBER 30, 2003 (UNAUDITED)

1.    ORGANIZATION:

        The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Large Cap Growth Fund, the Income Fund, the Tax-Exempt Income Fund, the Money Market Fund, and the Tax-Exempt Money Market Fund (collectively, the "Funds" and individually, a "Fund") are a series within the Group. The Funds are each authorized to issue Class A, Class B, and Class I Shares. Currently the Tax-Exempt Money Market Fund is not offered to any investors. Financial statements for all other series of the Group are published separately.

2.    SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        The value of each equity security is based either on the closing price on a national securities exchange, or in the absence of recorded sales, at fair value as determined by the Funds' Trustees. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

        Securities held in the Money Market Fund are valued utilizing the amortized cost method which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to maturity or reset date of the security.

                                    continued
                                       18

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS -SEPTEMBER 30, 2003 (UNAUDITED)
    REPURCHASE AGREEMENTS:

        The Funds may enter into repurchase agreements with a bank or broker-dealers which the Advisor deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

    SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

    EXPENSES:

        Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.

    DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income, if any, are declared daily and paid monthly for all of the Funds, except the Large Cap Growth Fund. Dividends for the Large Cap Growth Fund, are declared and distributed quarterly. Dividends from net realized gain, if any, are declared and distributed annually for all Funds.

        Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. Permanent book and tax basis differences have been reclassified among the components of net assets.

        The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

                                    continued

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS -SEPTEMBER 30, 2003 (UNAUDITED)

    FEDERAL INCOME TAXES:

        Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3.   RELATED PARTY TRANSACTIONS:

    INVESTMENT ADVISOR:

        The Funds and Signal Capital Management, Inc., (the "Advisor"), a wholly owned subsidiary of Old National Trust Company, are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates after the imposition of certain contractual fee waivers by the Advisor of its advisory fees, (below rates are in effect as of September 30, 2003):

                 NAME                         FEE RATE(*)
                 ----------------------------------------
                 Large Cap Growth Fund           0.55%
                 Income Fund                     0.25
                 Money Market Fund               0.05
                 Tax-Exempt Income Fund          0.00

        (*)Without the imposition of these contractual fee waivers by the Advisor, total advisory fees for the Funds on an annual basis are 0.75% for the Large Cap Growth Fund, 0.50% for the Income Fund and Tax-Exempt Income Fund, and 0.10% for the Money Market Fund.

        For the first 36 full months of the Funds' operations, the Funds can pay or repay fees that were waived or reimbursed. The Advisor has waived $76,647 for the Large Cap Growth Fund, $156,482 for the Income Fund, $102,537 for the Tax-Exempt Fund and $63,211 for the Money Market Fund for the period ended September 30, 2003.

    ADMINISTRATION:

    The Funds and BISYS Fund Services Ohio, Inc. (the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets for the Large Cap Fund, Income Fund, and the Tax-Exempt Income Fund. The Money Market Fund has an annual rate of 0.25%. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group.

                                    continued
                                       20

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS -SEPTEMBER 30, 2003 (UNAUDITED)

    DISTRIBUTION:

        The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Service and Distribution Plan for Class A and Class B shares pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class B shares of each fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates incur for providing distribution or shareholder service assistance to the Funds. The calculated annual rate will not exceed 0.25% and 1.00% of the average daily net asset value of Class A and Class B shares respectively.

        For the period ended September 30, 2003, the Distributor received $3,809 from commissions earned on sales of Class A shares and redemption of Class B shares, of which, the Distributor re-allowed $257 to affiliated broker-dealers of the Funds.

4.  PURCHASES AND SALES OF SECURITIES:

        Purchases and sales of investment securities, excluding short-term securities, for the period ended September 30, 2003, totaled:

                                          Purchases         Sales
                                          ---------         -----
    Large Cap Growth Fund                $8,881,544     $10,550,301
    Income Fund                          20,774,872      11,555,234
    Tax-Exempt Income Fund                1,357,520       1,081,156

5.  COMMON TRUST CONVERSION:

        On July 15, 2002 the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free acquisition for shares of the corresponding Signal Fund. The following is a summary of shares issued, net assets converted, net asset value per share and unrealized appreciation as of the conversion date, (amounts in thousands, except per share amounts):

                                                      Net Asset
                                                        Value
                                      Shares          Net Assets      Per Share      Unrealized
                                      Issued          Converted        Issued       Appreciation
                                    ----------        ----------      ---------     ------------
    Large Cap Growth Fund              2,688            $26,882         $10.00         $4,981
    Income Fund                        3,482             34,821          10.00          2,062
    Tax-Free Income Fund                 206             18,696          10.00            769

SIGNAL FUNDS
SEPTEMBER 30, 2003

TRUSTEES AND OFFICERS
 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                    TERM OF            PRINCIPAL           NUMBER OF FUNDS            OTHER
NAME, ADDRESS             POSITION(S)             OFFICE AND         OCCUPATION(S)         IN FUND COMPLEX        DIRECTORSHIPS
AND DATE OF               HELD WITH                LENGTH OF          DURING FIVE            OVERSEEN BY             HELD BY
BIRTH                     THE FUNDS               TIME SERVED            YEARS                  TRUSTEE              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Walter B. Grimm            President               President           From June 1992              18                American
3435 Stelzer Road         and Trustee             and Trustee     to present, employee of                        Performance Funds
Columbus, Ohio 43219                              since 1996.       BISYS Fund Services.
Age:  57

R. Jeffrey Young           Chairman               Chairman and          From 1993 to               18                   N/A
3435 Stelzer Road         and Trustee          Trustee since 1999.  present, employee of
Columbus, Ohio  43219                                                BISYS Fund Service.
Age:  38


INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Maurice G. Stark            Trustee                Since 1992.            Retired.                 18                   N/A
3435 Stelzer Road
Columbus, Ohio 43219
Age:  67

Michael M. Van Buskirk      Trustee                Since 1992.         From June 1991 to           18             BISYS Variable
3435 Stelzer Road                                                  present, employee of                          Insurance Funds
Columbus, Ohio 43219                                              and currently President
Age:  56                                                           of The Ohio Bankers'
                                                                 League (trade association)

John H. Ferring IV          Trustee                Since 1998.        From 1979 to present,        18                   N/A
3435 Stelzer Road                                               President and Owner of Plaze,
Columbus, Ohio 43219                                            Incorporated, Clair, Missouri
Age:  50                                                         (packaging manufacturer).


OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Sue A. Walters           Vice President            Since 2000.   From July 1990 to present,
3435 Stelzer Road                                                       employee of
Columbus, Ohio 43219                                                BISYS Fund Services.
Age: 52

Jennifer R. Hankins      Vice President            Since 1998.  From October 1988 to present,
3435 Stelzer Road                                                        employee of
Columbus, Ohio 43219                                                BISYS Fund Services.
Age: 37

Lara Bocskey             Vice President            Since 2002.  From 1998 to present, employee of
3435 Stelzer Road                                               BISYS Fund Services; from 1996 to
Columbus, Ohio  43219                                               1998, employee of First of
Age:  33                                                             America Bank Corporation.

SIGNAL FUNDS
SEPTEMBER 30, 2003

OFFICERS WHO ARE NOT TRUSTEES, CONTINUED
  (UNAUDITED)


TERM OF PRINCIPAL
NAME, ADDRESS                     POSITION(S)             OFFICE AND                   OCCUPATION(S)
AND DATE OF                        HELD WITH               LENGTH OF                   DURING FIVE
BIRTH                              THE FUNDS              TIME SERVED                     YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Nadeem Yousaf                     Treasurer                Since 1999.         From August 1999 to present,
3435 Stelzer Road                                                             employee of BISYS Fund Services;
Columbus, Ohio  43219                                                          from March 1997 to June 1999,
Age:  34                                                                               employee of
                                                                                 Investors Bank and Trust;
                                                                             from October 1994 to March 1997,
                                                                                       employee of
                                                                                PricewaterhouseCoopers LLP.

George L. Stevens                   Secretary              Since 1996.        From September 1996 to present,
3435 Stelzer Road                                                             employee of BISYS Fund Services;
Columbus, Ohio  43219                                                              from September 1995 to
Age:  52                                                                        September 1996, Independent
                                                                              Consultant; from September 1989
                                                                          to September 1995, Senior Vice President,
                                                                                     AmSouth Bank, N.A.

Alaina V. Metz                 Assistant Secretary         Since 1995.           From June 1995 to present,
3435 Stelzer Road                                                             employee of BISYS Fund Services;
Columbus, Ohio  43219                                                          from May 1989 to June 1995,
Age:  35                                                                        employee of Alliance Capital
                                                                                      Management.

                               Table of Contents

                                The Shelby Fund

                      Statement of Assets and Liabilities
                                    PAGE  2

                            Statement of Operations
                                    PAGE  3

                      Statements of Changes in Net Assets
                                    PAGE  4

                       Schedule of Portfolio Investments
                                    PAGE  5

                           The Shelby Large Cap Fund

                      Statement of Assets and Liabilities
                                    PAGE 7

                            Statement of Operations
                                    PAGE 8

                      Statements of Changes in Net Assets
                                    PAGE 9

                       Schedule of Portfolio Investments
                                    PAGE 10

                         Notes to Financial Statements
                                    PAGE 13

                             Financial Highlights
                                    PAGE 20

THE COVENTRY GROUP
THE SHELBY FUND

                       Statement of Assets and Liabilities
                               September 30, 2003
                                   (Unaudited)

ASSETS:
Investments, at value (cost $16,716,068)............................................ $ 18,368,742
Cash................................................................................      459,452
Interest and dividends receivable...................................................        7,009
Prepaid expenses and other assets...................................................        4,516
                                                                                     ------------
       Total Assets.................................................................   18,839,719
                                                                                     ------------
LIABILITIES:
Accrued expenses and other payables:
   Investment advisory fees.........................................................       15,953
   Administration fees..............................................................          387
   Distribution fees................................................................          156
   Transfer agent fees..............................................................       10,728
   Other............................................................................       28,618
                                                                                     ------------
       Total Liabilities............................................................       55,842
                                                                                     ------------
NET ASSETS:                                                                          $ 18,783,877
                                                                                     ============
Capital............................................................................. $ 29,286,122
Accumulated net investment loss.....................................................     (128,034)
Accumulated net realized losses from investment transactions and option transactions  (12,026,885)
Unrealized appreciation from investments............................................    1,652,674
                                                                                     ------------
       Net Assets................................................................... $ 18,783,877
                                                                                     ============
Class Y Shares
   Net Assets....................................................................... $ 18,036,607
   Shares outstanding...............................................................    2,447,329
   Redemption and offering price per share.......................................... $       7.37
                                                                                     ============
Class A Shares
   Net Assets....................................................................... $    747,270
   Shares outstanding...............................................................      101,537
   Redemption price per share....................................................... $       7.36
                                                                                     ============
Maximum Sales Charge................................................................         4.75%
   Maximum Offering Price Per Share (100%/(100%-Maximum Sales Charge) of net asset
     value adjusted to the nearest cent)............................................ $       7.73
                                                                                     ============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                             Statement of Operations
                   For the Six Months Ended September 30, 2003
                                   (Unaudited)

INVESTMENT INCOME:
Interest income..................................................................... $    1,047
Dividends...........................................................................     62,448
                                                                                     ----------
       Total Investment Income......................................................     63,495
                                                                                     ----------
EXPENSES:
Investment advisory.................................................................     92,650
Administration......................................................................     18,530
Distribution--Class A...............................................................        883
Accounting..........................................................................     22,414
Custodian...........................................................................      5,070
Transfer agent......................................................................     27,300
Professional........................................................................     13,739
Other...............................................................................     15,575
                                                                                     ----------
       Total expenses before waiver.................................................    196,161
       Expenses waived by Administrator.............................................     (4,632)
                                                                                     ----------
       Net Expenses.................................................................    191,529
                                                                                     ----------
Net Investment Loss.................................................................   (128,034)
                                                                                     ----------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS AND OPTION CONTRACTS:
Net realized gains from investment transactions and option contracts................    707,955
Change in unrealized appreciation/depreciation from investments and option contracts  2,755,449
                                                                                     ----------
Net realized/unrealized gains from investments and option contracts.................  3,463,404
                                                                                     ----------
Change in net assets resulting from operations...................................... $3,335,370
                                                                                     ==========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                       Statements of Changes in Net Assets

                                                                                Six Months
                                                                                   Ended      Year Ended
                                                                               September 30,  March 31,
                                                                                   2003          2003
                                                                               ------------- -----------
                                                                                (Unaudited)
OPERATIONS:
   Net investment loss........................................................  $  (128,034) $  (267,107)
   Net realized gain/loss from investment transactions and option contracts...      707,955   (2,388,978)
   Change in unrealized appreciation/depreciation from investments and option
     contracts................................................................    2,755,449   (2,831,351)
                                                                                -----------  -----------
Change in net assets resulting from operations................................    3,335,370   (5,487,436)
                                                                                -----------  -----------
CAPITAL TRANSACTIONS:
CLASS Y SHARES
   Proceeds from shares issued................................................      868,142      281,101
   Cost of shares redeemed....................................................   (2,271,143)  (2,553,080)
                                                                                -----------  -----------
Class Y capital transactions..................................................   (1,403,001)  (2,271,979)
                                                                                -----------  -----------
CLASS A SHARES
   Proceeds from shares issued................................................       19,714       35,894
   Cost of shares redeemed....................................................      (16,674)    (168,608)
                                                                                -----------  -----------
Class A capital transactions..................................................        3,040     (132,714)
                                                                                -----------  -----------
Change in net assets from capital transactions................................   (1,399,961)  (2,404,693)
                                                                                -----------  -----------
Change in net assets..........................................................    1,935,409   (7,892,129)
NET ASSETS:
   Beginning of period........................................................   16,848,468   24,740,597
                                                                                -----------  -----------
   End of period..............................................................  $18,783,877  $16,848,468
                                                                                ===========  ===========
SHARE TRANSACTIONS:
CLASS Y SHARES
   Issued.....................................................................      122,456       40,672
   Redeemed...................................................................     (323,543)    (367,096)
                                                                                -----------  -----------
Change in Class Y Shares......................................................     (201,087)    (326,424)
                                                                                ===========  ===========
CLASS A SHARES
   Issued.....................................................................        2,913        5,181
   Redeemed...................................................................       (2,428)     (26,250)
                                                                                -----------  -----------
Change in Class A Shares......................................................          485      (21,069)
                                                                                ===========  ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                        Schedule of Portfolio Investments
                               September 30, 2003
                                   (Unaudited)


                    Security                  Value
Shares             Description                  $
------ ------------------------------------ ----------
Common Stocks (93.8%):
Advertising (1.6%):
10,000 Lamar Advertising Co.(b)............    293,400

                                            ----------
Aerospace (1.1%):
10,000 Empresa Brasileira de Aeronautica
        S.A.--ADR..........................    211,000

                                            ----------
Applications Software (4.7%):
15,000 Fair Isaac Corp.....................    884,400

                                            ----------
Banks (10.0%):
 3,000 Bank of America Corp................    234,120
 5,000 Commerce Bancorp, Inc...............    239,550
 5,000 M & T Bank Corp.....................    436,500
 5,000 North Fork Bancorporation...........    173,750
14,000 S.Y. Bancorp, Inc...................    262,500
10,000 TCF Financial Corp..................    479,500
 5,000 Texas Capital Bancshares, Inc.(b)...     61,100

                                            ----------
                                             1,887,020

                                            ----------
Biotechnology (7.3%):
15,000 Amgen, Inc.(b)......................    968,550
 5,000 Genentech, Inc.(b)..................    400,700

                                            ----------
                                             1,369,250

                                            ----------
Broadcasting/Cable (13.4%):
30,000 Cox Communications, Inc., Class A(b)    948,600
15,000 Cox Radio, Inc., Class A(b).........    328,050
18,300 Cumulus Media, Inc.(b)..............    312,015
 1,500 Radio One, Inc., Class D(b).........     21,540
52,000 Sirius Satellite Radio, Inc.(b).....     95,160
50,000 XM Satellite Radio Holdings, Inc.,
        Class A(b).........................    786,000

                                            ----------
                                             2,491,365

                                            ----------
Cable TV (3.1%):
20,000 Comcast Corp., Special Class A(b)...    590,800

                                            ----------
Communications Equipment (2.1%):
20,000 Cisco Systems, Inc.(b)..............    390,800

                                            ----------
Data Processing/Management (4.2%):
10,000 Certegy, Inc........................    321,100
37,500 eFunds Corp.(b).....................    463,125

                                            ----------
                                               784,225

                                            ----------

                      Security                   Value
Shares               Description                   $
------      --------------------------------   ----------
Common Stocks, continued:
Electronic Components--Semiconductors (10.6%):
15,000     Applied Materials, Inc.(b).........    272,100
30,000     ARM Holdings PLC--ADR(b)...........    146,700
20,000     Intel Corp.........................    550,200
20,000     PMC-Sierra, Inc.(b)................    263,820
20,000     Texas Instruments, Inc.............    456,000
10,000     Xilinx, Inc.(b)....................    285,100

                                               ----------
                                                1,973,920

                                               ----------
Financial Services (1.7%):
27,000     Providian Financial Corp.(b).......    318,330

                                               ----------
Healthcare--Distributors (0.9%):
 3,000     Cardinal Health, Inc...............    175,170

                                               ----------
Healthcare Equipment & Supplies (8.6%):
22,500     Medtronic, Inc.....................  1,055,700
10,000     Zimmer Holdings, Inc.(b)...........    551,000

                                               ----------
                                                1,606,700

                                               ----------
Medical--Hospitals (3.4%):
 5,000     HCA, Inc...........................    184,300
31,900     Tenet Healthcare Corp.(b)..........    461,912

                                               ----------
                                                  646,212

                                               ----------
Medical Products/Supplies (7.0%):
14,600     Alcon, Inc.........................    819,790
15,000     Biomet, Inc........................    504,150

                                               ----------
                                                1,323,940

                                               ----------
Personal Products (1.2%):
10,000     NBTY, Inc.(b)......................    233,500

                                               ----------
Pharmaceuticals (1.4%):
10,000     Bristol-Myers Squibb Co............    256,600

                                               ----------
Publishing (2.0%):
80,000     Gemstar--TV Guide International,
            Inc.(b)...........................    378,400

                                               ----------
Retail (4.7%):
17,500     Big Lots, Inc.(b)..................    276,675
20,000     Walgreen Co........................    612,800

                                               ----------
                                                  889,475

                                               ----------

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUND

                       Schedule of Portfolio Investments
                              September 30, 2003
                                  (Unaudited)


                  Security                Value
Shares           Description                $
------ ------------------------------- -----------
Common Stocks, continued:
Security Services (0.6%):
37,600 ICTS International N.V.(b).....     116,560

                                       -----------
Systems Software (1.5%):
10,000 Microsoft Corp.................     277,900

                                       -----------
Telecommunication Equipment (0.8%):
10,000 Juniper Networks, Inc.(b)......     149,200

                                       -----------
Telecommunications (1.9%):
30,000 AT&T Wireless Services, Inc.(b)     245,400
20,000 Sprint Corp., PCS Group(b).....     114,600

                                       -----------
                                           360,000

                                       -----------
  Total Common Stocks                   17,608,167

                                       -----------

                      Security                    Value
Shares               Description                    $
------    -----------------------------------  -----------
Preferred Stocks (2.3%):
Broadcasting/Cable (0.6%):
 2,500   Sinclair Broadcasting Group, Inc.....     106,375

                                               -----------
Multimedia (1.7%):
 7,500   Emmis Communications Corp., Class A..     330,000

                                               -----------
  Total Preferred Stocks                           436,375

                                               -----------
Exchange-traded Funds (1.7%):
10,000   Nasdaq--100 Index Tracking Stock(b)..     324,200

                                               -----------
  Total Exchange-traded Funds                      324,200

                                               -----------
  Total Investments
   (Cost $16,716,068)(a)--97.8%                 18,368,742
  Other assets in excess of liabilities--2.2%      415,135

                                               -----------
  NET ASSETS--100.0%                           $18,783,877

                                               ===========

--------
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $ 3,309,734
                    Unrealized depreciation....  (1,657,060)
                                                -----------
                    Net unrealized appreciation $ 1,652,674
                                                ===========

(b) Represents non-income producing security.

ADR--American Depositary Receipt
PLC--Public Limited Company

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                       Statement of Assets and Liabilities
                               September 30, 2003
                                   (Unaudited)

ASSETS:
Investments, at value (cost $24,631,926)........................................... $23,362,277
Repurchase agreements, at cost.....................................................     480,225
Interest and dividends receivable..................................................      21,500
Prepaid expenses and other assets..................................................       3,321
                                                                                    -----------
       Total Assets................................................................  23,867,323
                                                                                    -----------
LIABILITIES:
Accrued expenses and other payables:
   Investment advisory fees........................................................      17,088
   Administration fees.............................................................         491
   Distribution fees...............................................................       5,026
   Transfer agent fees.............................................................      16,107
   Other...........................................................................      32,746
                                                                                    -----------
       Total Liabilities...........................................................      71,458
                                                                                    -----------
NET ASSETS:                                                                         $23,795,865
                                                                                    ===========
Capital............................................................................ $27,090,272
Accumulated net investment loss....................................................     (17,004)
Accumulated net realized losses from investment transactions.......................  (2,007,754)
Unrealized depreciation from investments...........................................  (1,269,649)
                                                                                    -----------
       Net Assets.................................................................. $23,795,865
                                                                                    ===========
       Shares outstanding..........................................................   2,523,987
       Redemption price per share.................................................. $      9.43
                                                                                    ===========
Maximum Sales Charge...............................................................        4.75%
   Maximum Offering Price Per Share (100%/(100%-Maximum Sales Charge) of net asset
     value adjusted to the nearest cent)........................................... $      9.90
                                                                                    ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                             Statement of Operations
                   For the Six Months Ended September 30, 2003
                                   (Unaudited)

  INVESTMENT INCOME:
     Interest.................................................... $    1,800
     Dividends...................................................    175,393
                                                                  ----------
         Total Investment Income.................................    177,193
                                                                  ----------
  EXPENSES:
     Investment advisory.........................................     99,210
     Administration..............................................     23,343
     Distribution................................................     29,179
     Accounting..................................................     18,953
     Custodian...................................................      3,375
     Transfer agent..............................................      9,766
     Professional................................................     16,416
     Other.......................................................     17,048
                                                                  ----------
         Total expenses before waivers/reimbursements............    217,290
         Expenses waived/reimbursed by Investment Advisor........    (17,257)
         Expenses waived by Administrator........................     (5,836)
                                                                  ----------
         Net Expenses............................................    194,197
                                                                  ----------
  Net Investment Loss............................................    (17,004)
                                                                  ----------
  REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
  Net realized losses from investment transactions...............   (375,721)
  Change in unrealized appreciation/depreciation from investments  3,467,354
                                                                  ----------
  Net realized/unrealized gains from investments.................  3,091,633
                                                                  ----------
  Change in net assets resulting from operations................. $3,074,629
                                                                  ==========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                       Statements of Changes in Net Assets

                                                                     Six Months
                                                                        Ended      Year Ended
                                                                    September 30,  March 31,
                                                                        2003          2003
                                                                    ------------- -----------
                                                                     (Unaudited)
OPERATIONS:
   Net investment loss.............................................  $   (17,004) $   (35,196)
   Net realized losses from investment transactions................     (375,721)  (1,158,423)
   Change in unrealized appreciation/depreciation from investments.    3,467,354   (4,758,663)
                                                                     -----------  -----------
Change in net assets resulting from operations.....................    3,074,629   (5,952,282)
                                                                     -----------  -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued.....................................    2,195,443    3,947,802
   Cost of shares redeemed.........................................   (1,546,709)  (2,545,979)
                                                                     -----------  -----------
Change in net assets from capital transactions.....................      648,734    1,401,823
                                                                     -----------  -----------
Change in net assets...............................................    3,723,363   (4,550,459)
NET ASSETS:
   Beginning of period.............................................   20,072,502   24,662,961
                                                                     -----------  -----------
   End of period...................................................  $23,795,865  $20,072,502
                                                                     ===========  ===========
SHARE TRANSACTIONS:
   Issued..........................................................      239,380      443,546
   Redeemed........................................................     (166,431)    (287,306)
                                                                     -----------  -----------
Change in shares...................................................       72,949      156,240
                                                                     ===========  ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                        Schedule of Portfolio Investments
                               September 30, 2003
                                   (Unaudited)


 Shares
   or
Principal         Security              Value
 Amount          Description              $
--------- -------------------------- -----------
Common Stocks (98.2%):
Aerospace/Defense (0.9%):
  1,700   General Dynamics Corp.....     132,702
  1,700   Lockheed Martin Corp......      78,455

                                     -----------
                                         211,157

                                     -----------
Banks (10.3%):
  5,325   Bank of America Corp......     415,562
  7,000   Bank of New York Co., Inc.     203,770
  4,800   Fifth Third Bancorp.......     265,296
  6,400   National City Corp........     188,544
  3,700   Northern Trust Corp.......     157,028
 10,925   SouthTrust Corp...........     321,086
  4,800   State Street Corp.........     216,000
  5,250   SunTrust Banks, Inc.......     316,943
  6,900   Wells Fargo & Co..........     355,349

                                     -----------
                                       2,439,578

                                     -----------
Beverages (2.7%):
  2,600   Anheuser-Busch Cos., Inc..     128,284
  5,289   Coca-Cola Co..............     227,215
  6,400   PepsiCo, Inc..............     293,312

                                     -----------
                                         648,811

                                     -----------
Biotechnology (1.9%):
  5,300   Amgen, Inc.(b)............     342,221
  2,811   Biogen, Inc.(b)...........     107,465

                                     -----------
                                         449,686

                                     -----------
Chemicals--Speciality (0.6%):
 11,800   RPM, Inc..................     154,108

                                     -----------
Communications Equipment (2.9%):
 21,516   Cisco Systems, Inc.(b)....     420,423
  9,700   Nokia Corp.--ADR..........     151,320
  2,800   QUALCOMM, Inc.............     116,592

                                     -----------
                                         688,335

                                     -----------

 Shares
   or
Principal            Security                Value
 Amount             Description                $
--------- ------------------------------- -----------
Common Stocks, continued:
Computer Hardware (4.2%):
  6,025   Dell, Inc.(b)..................     201,175
  9,100   Hewlett-Packard Co.............     176,176
  5,850   International Business Machines
           Corp..........................     516,731
 28,727   Sun Microsystems, Inc.(b)......      95,086

                                          -----------
                                              989,168

                                          -----------
Computers--Peripheral Equipment (0.6%):
 11,300   EMC Corp.(b)...................     142,719

                                          -----------
Consumer Discretionary (0.6%):
  2,500   Fortune Brands, Inc............     141,875

                                          -----------
Data Processing/Management (1.7%):
  5,150   Automatic Data Processing, Inc.     184,628
  5,700   First Data Corp................     227,772

                                          -----------
                                              412,400

                                          -----------
Distribution/Wholesale (0.3%):
  1,500   W.W. Grainger, Inc.............      71,325

                                          -----------
Diversified Manufacturing (7.3%):
  1,700   3M Co..........................     117,419
  5,000   Federal Signal Corp............      74,500
 31,600   General Electric Co............     941,996
  3,265   Illinois Tool Works, Inc.......     216,339
  3,300   Lancaster Colony Corp..........     131,241
  3,400   United Technologies Corp.......     262,752

                                          -----------
                                            1,744,247

                                          -----------
Electronic Components (0.7%):
  3,000   Emerson Electric Co............     157,950

                                          -----------
Electronic Components--Semiconductors (2.9%):
  6,000   Applied Materials, Inc.(b).....     108,840
 20,950   Intel Corp.....................     576,335

                                          -----------
                                              685,175

                                          -----------

                                    Continued

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                        Schedule of Portfolio Investments
                               September 30, 2003
                                   (Unaudited)


 Shares
   or
Principal          Security               Value
 Amount           Description               $
--------- ---------------------------- -----------
Common Stocks, continued:
Financial Services (9.8%):
  5,110   American Express Co.........     230,257
 17,800   Citigroup, Inc..............     810,078
  4,750   Fannie Mae..................     333,450
  1,900   Franklin Resources, Inc.....      83,999
  4,300   Freddie Mac.................     225,105
 10,700   MBNA Corp...................     243,960
  9,000   Providian Financial Corp.(b)     106,110
  7,500   Washington Mutual, Inc......     295,275

                                       -----------
                                         2,328,234

                                       -----------
Food Products & Services (2.0%):
  8,300   ConAgra Foods, Inc..........     176,292
  9,300   SYSCO Corp..................     304,203

                                       -----------
                                           480,495

                                       -----------
Food Stores (0.5%):
  6,200   Albertson's, Inc............     127,534

                                       -----------
Health Services (0.7%):
  4,200   First Health Group Corp.(b).     109,830
  1,800   Lincare Holdings, Inc.(b)...      65,970

                                       -----------
                                           175,800

                                       -----------
Healthcare--Distributors (1.9%):
  5,700   Cardinal Health, Inc........     332,823
  2,300   Henry Schein, Inc.(b).......     130,410

                                       -----------
                                           463,233

                                       -----------
Healthcare Equipment & Supplies (1.8%):
  6,742   Medtronic, Inc..............     316,335
    500   Stryker Corp................      37,655
  1,300   Zimmer Holdings, Inc.(b)....      71,630

                                       -----------
                                           425,620

                                       -----------
Household Products (2.8%):
  2,300   Colgate-Palmolive Co........     128,547
  5,200   Newell Rubbermaid, Inc......     112,684
  4,650   Procter & Gamble Co.........     431,613

                                       -----------
                                           672,844

                                       -----------

 Shares
   or
Principal              Security                  Value
 Amount               Description                  $
--------- ----------------------------------- -----------
Common Stocks, continued:
Insurance (4.7%):
  3,500   AFLAC, Inc.........................     113,050
  6,650   Allstate Corp......................     242,925
 10,500   American International Group, Inc..     605,850
  3,200   Marsh & McLennan Cos., Inc.........     152,352

                                              -----------
                                                1,114,177

                                              -----------
Medical--Hospitals (1.1%):
  5,650   Health Management Associates, Inc.,
           Class A...........................     123,227
  2,700   Universal Health Services, Inc.,
           Class B(b)........................     133,515

                                              -----------
                                                  256,742

                                              -----------
Multimedia (1.7%):
 13,000   AOL Time Warner, Inc.(b)...........     196,430
  5,700   Viacom, Inc., Class B..............     218,310

                                              -----------
                                                  414,740

                                              -----------
Office Equipment & Supplies (1.3%):
  2,618   Lexmark International, Inc.(b).....     164,960
  3,500   Pitney Bowes, Inc..................     134,120

                                              -----------
                                                  299,080

                                              -----------
Pharmaceuticals (9.9%):
  5,300   Abbott Laboratories................     225,515
    500   Barr Laboratories, Inc.(b).........      34,105
  4,900   Bristol-Myers Squibb Co............     125,734
  1,300   Forest Laboratories, Inc.(b).......      66,885
 12,125   Johnson & Johnson..................     600,430
  6,525   Merck & Co., Inc...................     330,296
 31,900   Pfizer, Inc........................     969,121

                                              -----------
                                                2,352,086

                                              -----------
Restaurants (0.7%):
  7,200   McDonald's Corp....................     169,488

                                              -----------

                                    Continued

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                        Schedule of Portfolio Investments
                               September 30, 2003
                                   (Unaudited)


 Shares
   or
Principal              Security                   Value
 Amount               Description                   $
--------- ------------------------------------ -----------
Common Stocks, continued:
Retail (11.8%):
  2,300   AutoZone, Inc.(b)...................     205,919
  5,450   Bed Bath & Beyond, Inc.(b)..........     208,081
  2,500   Best Buy Co., Inc.(b)...............     118,800
 11,425   Home Depot, Inc.....................     363,886
  2,400   Kohl's Corp.(b).....................     128,400
  6,600   Lowe's Cos., Inc....................     342,540
  5,700   Sherwin-Williams Co.................     167,637
  8,049   Target Corp.........................     302,884
 12,400   Wal-Mart Stores, Inc................     692,539
  8,174   Walgreen Co.........................     250,451

                                               -----------
                                                 2,781,137

                                               -----------
Services--Dataprocessing (1.2%):
  4,325   Computer Sciences Corp.(b)..........     162,490
  6,300   Electronic Data Systems Corp........     127,260

                                               -----------
                                                   289,750

                                               -----------
Shipping/Transportation (0.6%):
  2,400   United Parcel Service, Inc., Class B     153,120

                                               -----------

 Shares
   or
Principal               Security                    Value
 Amount                Description                    $
--------- -------------------------------------- -----------
Common Stocks, continued:
Systems Software (4.8%):
   6,300  BMC Software, Inc.(b).................      87,759
  28,800  Microsoft Corp........................     800,352
  22,600  Oracle Corp.(b).......................     253,572

                                                 -----------
                                                   1,141,683

                                                 -----------
Telecommunications (3.3%):
   2,250  Alltel Corp...........................     104,265
   6,700  BellSouth Corp........................     158,656
  10,700  SBC Communications, Inc...............     238,075
   8,600  Verizon Communications, Inc...........     278,984

                                                 -----------
                                                     779,980

                                                 -----------
  Total Common Stocks                             23,362,277

                                                 -----------
Repurchase Agreements (2.0%):
$480,225  Fifth Third Bank, .60%, 10/1/03, dated
           9/30/03, with a maturity value of
           $480,233.............................     480,225

                                                 -----------
  Total Repurchase Agreements                        480,225

                                                 -----------
  Total Investments
   (Cost $25,112,151)(a)--100.2%                  23,842,502
  Liabilities in excess of other assets--(0.2)%      (46,637)

                                                 -----------
  NET ASSETS--100.0%                             $23,795,865

                                                 ===========

--------
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $ 2,737,677
                    Unrealized depreciation....  (4,007,326)
                                                -----------
                    Net unrealized depreciation $(1,269,649)
                                                ===========

(b) Represents non-income producing security.

ADR--American Depositary Receipt

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                               September 30, 2003
                                   (Unaudited)


1. Organization:

  The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. As of the date of this report, the Group offered multiple separate series, each with its own investment objective. The accompanying financial statements are for The Shelby Fund and The Shelby
  Large Cap Fund (collectively, the "Funds" and individually, a "Fund"), two series within the Group. The other funds of the Group are presented elsewhere.

  As of September 30, 2003, the Funds are authorized to sell three classes of shares, namely Class Y shares, Class A shares and Class B shares. Class B shares of the Funds and Class Y Shares of The Shelby Large Cap Fund have not been offered for sale as of September 30, 2003. Each Class A and Class Y share of the Fund represents identical interests in the Fund's investment portfolio and have the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. Significant Accounting Principles:

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     Securities Valuation:

     Equity securities listed on an established securities exchange or on the NASDAQ National Market System are valued at the closing sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the last bid price. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Short-term debt securities having a maturity of 60 days or less from the valuation date are valued at amortized cost, which approximates market value. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair value by the Pricing Committee under the supervision of the Group's Board of Trustees.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                               September 30, 2003
                                   (Unaudited)


     Security Transactions and Related Income:

     Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     Repurchase Agreements:

     The Funds may enter into repurchase agreements with financial institutions such as banks and broker-dealers which the investment advisor, SMC Capital, Inc., deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by a Fund's custodian or another qualified custodian. The repurchase agreements outstanding as of September 30, 2003 were collateralized by U.S. Government securities.

     Options Transactions:

     The Funds may write (sell) and purchase put and call options on securities, currencies and indices of securities (collectively, an "underlying asset"). These transactions are to hedge against changes in interest rates, security prices, currency fluctuations and other market developments, or for the purpose of earning additional income (i.e. speculation).

     When a Fund writes a covered call or put option, an amount equal to the net premium received is included in a Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. The risk associated with writing an option is that a Fund bears the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price which could be significantly different from the current market value.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                               September 30, 2003
                                   (Unaudited)


     When a Fund purchases a call or put option, an amount equal to the premium paid is included in a Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Written and purchased options are non-income producing securities.

     The table below reflects The Shelby Fund's activity in written options during the six months ended September 30, 2003. The Shelby Large Cap Fund had no written option activity during the period. The premiums column represents the premiums paid by the option counterparties to the Fund in connection with entering into the written options.

  Written option activities for the six months ended September 30, 2003:

  The Shelby Fund

                                                    Put Options
                                                -------------------
                                                Number of
                                                Contracts  Premiums
                                                --------- ---------
           Balance at beginning of period......     15    $  42,805
           Options written.....................     20      102,440
           Options closed......................    (35)    (145,245)
                                                   ---    ---------
           Options outstanding at end of period     --    $      --
                                                   ===    =========

  Distributions to Shareholders:

     Distributions from net investment income, if any, are declared and paid semi-annually by the Funds. Distributable net realized gains, if any, are declared and distributed at least annually by the Funds.

     Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of deferrals of certain losses. These "book/tax" differences are considered to be either temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent these differences exceed net investment income and net

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                               September 30, 2003
                                   (Unaudited)

     realized gains for tax purposes, they are reported as distribution of capital. Distributions in 2002 and 2001 were the same for book and tax purposes.

  Federal Income Taxes:

     It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code ("the Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes.

  Expense Allocation:

     Expenses that are directly related to a Fund are charged directly to that Fund, while general Group expenses are allocated between the Funds based on their relative net assets or another appropriate method.

3. Purchases and Sales of Securities:

  Purchases and sales of portfolio securities (excluding short-term securities) for the period ended September 30, 2003 were as follows:

                                          Purchases    Sales
                                          ---------- ----------
                The Shelby Fund.......... $4,321,776 $6,646,998
                The Shelby Large Cap Fund $2,453,136 $1,932,667

4. Related Party Transactions:

  Investment advisory services are provided to the Funds by SMC Capital, Inc. ("SMC"). Under the terms of the Investment Advisory Agreement, SMC is entitled to receive fees computed based on an annual percentage of 1.00% of the average daily net assets of The Shelby Fund and 0.85% of the average daily net assets of The Shelby Large Cap Fund.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the Administration Agreement, BISYS Ohio is entitled to receive fees computed based on an annual percentage of 0.20% of the average daily net assets of the Funds. For the six months ended September 30, 2003, BISYS Ohio waived fees for The Shelby Fund and The Shelby Large Cap Fund in the amounts of $4,632 and $5,836, respectively.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                               September 30, 2003


  BISYS Ohio also serves the Funds as transfer agent and fund accountant. Under the terms of the Transfer Agency and Fund Accounting Agreements, BISYS Ohio's fees are computed on the basis of the number of shareholders and average daily net assets, respectively plus out-of-pocket expenses.

  BISYS Fund Services Limited Partnership ("BISYS") serves as the Funds' distributor and has entered into a Service and Distribution Plan (the "Plan"). This Plan is pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class B shares of the Funds may directly incur or reimburse BISYS for expenses related to the distribution and promotion of such shares. The annual limitation for payment of such expenses is 0.25% and 1.00% of the average daily net assets of Class A and Class B, respectively. BISYS receives no fees from the Funds for providing distribution services to the Funds. BISYS is entitled to receive commissions on sales of shares of the Funds. For the six months ended September 30, 2003, BISYS received $14.87 from commissions earned on the sale of Class A Shares.

  SMC had previously entered into an expense limitation agreement with The Shelby Large Cap Fund to limit the total fund operating expenses of the Fund's Class A and Class B Shares to 1.65% and 2.40% of the Fund's average daily net assets, respectively, for the Fund's current fiscal year. The Fund has agreed contractually to repay SMC for amounts waived or reimbursed by SMC pursuant to the expense limitation agreement provided that such repayment does not cause the total fund operating expenses of the Class A Shares and the Class B Shares to exceed 1.65% and 2.40%, respectively, and the repayment is made within three years after the year in which SMC incurred the expense. For the six-month period ended September 30, 2003, SMC waived fees and/or reimbursed expenses for the Fund in the amount of $16,257. Since the Fund's commencement of operations on September 10, 2001, the Advisor has waived fees and/or reimbursed expenses for the Fund in the amount of $116,484, and SMC is currently eligible to be repaid this amount by the Fund, subject to the percentage limitations referenced above. Effective August 1, 2003, the expense limitation agreement was eliminated.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                       Notes to the Financial Statements
                              September 30, 2003


5. Trustees (Unaudited):

                                                                               Number of
                                                                               Portfolios
                                      Term of                                   in Fund      Other
                        Position(s) Office and                                  Complex   Trusteeships
                         Held with   Length of     Principal Occupation(s)      Overseen    Held by
Name, Address, and Age     Fund     Time Served      During Past 5 Years       by Trustee   Trustee*
----------------------  ----------- ----------- ------------------------------ ---------- ------------
Non-Interested Trustees

Maurice G. Stark.......  Trustee      2/92 to   Retired.                           16
  3435 Stelzer Road                   present
  Columbus, OH 43219
  Age: 67

John H. Ferring IV.....  Trustee      5/98 to   President and owner, Plaze,        16
  3435 Stelzer Road                   present   Inc., St. Clair, MO (packaging
  Columbus, OH 43219                            manufacturer)--1979 to
  Age: 49                                       present

Michael M. Van Buskirk.  Trustee      2/92 to   Employee of and currently          16     BISYS
  3435 Stelzer Road                   present   President of The Ohio                     Variable
  Columbus, OH 43219                            Bankers League (trade                     Insurance
  Age: 56                                       association)--6/91 to present             Funds

Interested Trustee

Jeffrey R. Young/1/....  Chairman     8/99 to   Employee of BISYS Fund             16
  3435 Stelzer Road      and          present   Services--10/93 to present
  Columbus, OH 43219     Trustee
  Age: 38

Walter B. Grimm/1/.....  President    4/96 to   Employee of BISYS Fund             16     American
  3435 Stelzer Road                   present   Services--6/92 to present                 Performance
  Columbus, OH 43219                                                                      Funds
  Age: 57

--------
*  Not reflected in prior column.
/1/ Mr. Grimm and Mr. Young may be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with BISYS Fund Services.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                               September 30, 2003


6. Officers Who Are Not Trustees (Unaudited):

                                     Term of
                       Position(s) Office and
                        Held with   Length of         Principal Occupation(s)
Name, Address, and Age    Fund     Time Served          During Past 5 Years
---------------------- ----------- ----------- --------------------------------------

 Sue Walters..........  Vice       Since 2000  Employee of BISYS Fund Services--
  3435 Stelzer Road     President              7/90 to present
  Columbus, OH 43219
   Age: 51

 Jennifer R. Hankins..  Vice       Since 1998  Employee of BISYS Fund Services--
  3435 Stelzer Road     President              10/98 to present
  Columbus, OH 43219
   Age: 36

 Lara Bocskey.........  Vice       Since 2002  Employee of BISYS Fund Services--
  3435 Stelzer Road     President              5/98 to present; Employee of First of
  Columbus, OH 43219                           America Bank Corporation from 1996
   Age: 32                                     to 1998

 Nadeem Yousaf........  Treasurer  Since 1999  Employee of BISYS Fund Services--
  3435 Stelzer Road                            8/99 to present; Employee of Investors
  Columbus, OH 43219                           Bank and Trust from 3/97--6/99;
   Age: 33                                     Employee of PricewaterhouseCoopers
                                               LLP from 10/94--3/97

 George L. Stevens....  Secretary  Since 1996  Employee of BISYS Fund Services--
  3435 Stelzer Road                            9/96 to present
  Columbus, OH 43219
   Age: 51

 Alaina V. Metz.......  Assistant  Since 1995  Employee of BISYS Fund Services--
  3435 Stelzer Road     Secretary              6/95 to present
  Columbus, OH 43219
   Age: 34

The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling 1-800-762-6212.

THE COVENTRY GROUP
THE SHELBY FUND

                              Financial Highlights

Selected data for a share outstanding
throughout the periods indicated:

                                                                     Class Y Shares
                                         --------------------------------------------------------------------
                                          Six Months       Year       Year       Year       Year       Year
                                             Ended         Ended      Ended      Ended      Ended      Ended
                                         September 30,   March 31,  March 31,  March 31,  March 31,  March 31,
                                             2003          2003       2002       2001       2000       1999
                                         -------------   ---------  ---------  ---------  ---------  ---------
                                          (Unaudited)
Net Asset Value, Beginning of Period....    $  6.13       $  7.99    $  7.75    $ 20.08    $ 11.53    $ 13.66
                                            -------       -------    -------    -------    -------    -------
Operations:
 Net investment loss....................      (0.05)        (0.10)     (0.08)     (0.09)     (0.16)     (0.10)
 Net realized/unrealized gains/(losses)
   from investments and options.........       1.29         (1.76)      0.32     (10.08)      9.39       1.07
                                            -------       -------    -------    -------    -------    -------
Total from operations...................       1.24         (1.86)      0.24     (10.17)      9.23       0.97
                                            -------       -------    -------    -------    -------    -------
Dividends:
 Net realized gains from investment
   transactions.........................         --            --         --      (2.16)     (0.68)     (3.10)
                                            -------       -------    -------    -------    -------    -------
Total from dividends....................         --            --         --      (2.16)     (0.68)     (3.10)
                                            -------       -------    -------    -------    -------    -------
Change in net asset value per share.....       1.24         (1.86)      0.24     (12.33)      8.55      (2.13)
                                            -------       -------    -------    -------    -------    -------
Net Asset Value, End of Period..........    $  7.37       $  6.13    $  7.99    $  7.75    $ 20.08    $ 11.53
                                            =======       =======    =======    =======    =======    =======
Total Return............................      20.23%(a)    (23.28%)     3.10%    (53.42%)    82.50%     10.82%
Ratios/Supplemental Data:
 Net Assets, end of period (000)........    $18,037       $16,229    $23,763    $29,248    $68,417    $38,204
 Ratio of expenses to average net
   assets...............................       2.05%(b)      1.99%      1.78%      1.45%      1.59%      1.48%
 Ratio of net investment loss to average
   net assets...........................      (1.37%)(b)    (1.36%)    (0.84%)    (0.67%)    (1.18%)    (0.67%)
 Ratio of expenses to average net
   assets*..............................       2.10%(b)      2.05%      1.83%      1.50%      1.64%      1.53%
 Portfolio Turnover**...................      24.12%        83.54%     70.83%    284.76%    122.25%    161.45%

--------
(a) Not annualized.
(b) Annualized.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                             Financial Highlights

Selected data for a share outstanding
throughout the periods indicated:

                                                                           Class A Shares
                                                    -------------------------------------------------------
                                                     Six Months      Year       Year      Year       Period
                                                        Ended        Ended      Ended     Ended       Ended
                                                    September 30,  March 31,  March 31, March 31,   March 31,
                                                        2003         2003       2002      2001       2000(a)
                                                    -------------  ---------  --------- ---------  ---------
                                                     (Unaudited)
Net Asset Value, Beginning of Period...............    $ 6.13       $  8.01    $ 7.78    $ 20.18    $ 12.38
                                                       ------       -------    ------    -------    -------
Operations:
 Net investment loss...............................     (0.06)        (0.12)    (0.07)     (0.12)     (0.03)
 Net realized/unrealized gains/(losses) from
   investments and options.........................      1.29         (1.76)     0.30     (10.12)      8.51
                                                       ------       -------    ------    -------    -------
Total from operations..............................      1.23         (1.88)     0.23     (10.24)      8.48
                                                       ------       -------    ------    -------    -------
Dividends:
 Net realized gains from investment transactions...        --            --        --      (2.16)     (0.68)
                                                       ------       -------    ------    -------    -------
Total from dividends...............................        --            --        --      (2.16)     (0.68)
                                                       ------       -------    ------    -------    -------
Change in net asset value per share................      1.23         (1.88)     0.23     (12.40)      7.80
                                                       ------       -------    ------    -------    -------
Net Asset Value, End of Period.....................    $ 7.36       $  6.13    $ 8.01    $  7.78    $ 20.18
                                                       ======       =======    ======    =======    =======
Total Return (excludes sales charge)...............     20.07%(b)    (23.47%)    2.96%    (53.50%)    74.29%(b)
Ratios/Supplemental Data:
 Net Assets, end of period (000)...................    $  747       $   619    $  978    $   529    $    54
 Ratio of expenses to average net assets...........      2.30%(c)      2.23%     2.03%      1.72%      1.64%(c)
 Ratio of net investment loss to average net assets     (1.62%)(c)    (1.60%)   (1.15%)    (0.86%)    (1.42%)(c)
 Ratio of expenses to average net assets*..........      2.35%(c)      2.28%     2.08%      1.77%      1.70%(c)
 Portfolio Turnover**..............................     24.12%        83.54%    70.83%    284.76%    122.25%

--------
(a) For the period from October 28, 1999 (commencement of operations) through March 31, 2000.
(b) Not annualized.
(c) Annualized.
 * During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                              Financial Highlights

Selected data for a share oustanding
throughout the periods indicated:

                                                                      Class A Shares
                                                         -----------------------------------
                                                          Six Months       Year       Period
                                                             Ended         Ended       Ended
                                                         September 31,   March 31,   March 31,
                                                             2003          2003       2002(a)
                                                         -------------   ---------  ---------
                                                          (Unaudited)
Net Asset Value, Beginning of Period....................    $  8.19       $ 10.73    $ 10.00
                                                            -------       -------    -------
Operations:
 Net investment loss....................................      (0.02)        (0.01)     (0.02)
 Net realized/unrealized gains/(losses) from investments       1.26         (2.53)      0.75
                                                            -------       -------    -------
Total from operations...................................       1.24         (2.54)      0.73
                                                            -------       -------    -------
Change in net asset value per share.....................       1.24         (2.54)      0.73
                                                            -------       -------    -------
Net Asset Value, End of Period..........................    $  9.43       $  8.19    $ 10.73
                                                            =======       =======    =======
Total Return (excludes sales charge)....................      15.14%(b)    (23.67%)     7.30%(b)
Ratios/Supplemental Data:
 Net Assets, end of period (000)........................    $23,796       $20,073    $24,623
 Ratio of expenses to average net assets................       1.66%(c)      1.65%      1.65%(c)
 Ratio of net investment loss to average net assets.....      (0.15%)(c)    (0.17%)    (0.43%)(c)
 Ratio of expenses to average net assets*...............       1.85%(c)      1.97%      2.04%(c)
 Portfolio Turnover.....................................       8.59%        16.58%      9.55%

--------
(a) For the period from September 10, 2001 (commencement of operations) through March 31, 2002.
(b) Not annualized.
(c) Annualized.
 * During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.


                       See notes to financial statements.

INVESTMENT ADVISOR
SMC Capital, Inc.
4350 Brownsboro Rd.
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT PUBLIC AUDITORS
Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215



This report is for the information of shareholders of The Shelby Funds, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Funds. Read the prospectus carefully before investing or sending money.

11/03


                            [LOGO] THE SHELBY FUNDS


                               SMC Capital, Inc.
                              Investment Advisor


                              SEMI-ANNUAL REPORT
                                      TO
                                 SHAREHOLDERS
                              September 30, 2003


                    BISYS Fund Services Limited Partnership
                               3435 Stelzer Road
                             Columbus, Ohio 43219

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

              (i) Has at least one audit committee financial expert serving on its audit committee; or

              (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2)  If the registrant provides the disclosure required by paragraph
              (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

              (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

              (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

         (3) If the registrant  provides the disclosure  required by paragraph
             (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

     Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

             (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.
          (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
          (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

           Not applicable.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

         Not applicable.

ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

     There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

      Not applicable.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Coventry Group

By:   /s/ R. Jeffrey Young
      -----------------------------------------------------------------------
      R. Jeffrey Young
      President

Date: December 4, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jeffrey Young
      ------------------------------------------------------------------------
      R. Jeffrey Young
      President

Date: December 4, 2003

By:   /s/ Nadeem Yousaf
      ------------------------------------------------------------------------
      Nadeem Yousaf
      Treasurer

Date: December 4, 2003